UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz         290 Woodcliff Drive, Fairport, NY  14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code:  585-325-6880

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Date of fiscal year end: December 31, 2011

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Date of reporting period: January 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Life Sciences Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence both domestically and abroad. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

Despite such volatility, U.S. equities, as measured by the S&P 500 Index, ended the year with positive returns of 2.12%. For the twelve months ending December 31, 2011, the S&P 500 Health Care Index earned 12.74%, significantly outpacing the overall equities market. The Life Sciences Series, however, underperformed in 2011 and lost 7.33% for the year.

While short-term performance is negative on an absolute and relative basis, we’ve found that measuring performance over market cycles demonstrates a manager’s ability to add value through varying types of environments, both good and bad. The S&P Health Care Index had an annualized return of 5.35% for the current market cycle (since October 1, 2002). Meanwhile, the Life Sciences Series has handily outperformed over the current market cycle, with an annualized return of 7.89%.

With strong consideration to both top-down industry themes and an analysis of company-by-company fundamentals, we have positioned the portfolio with regard to the risks and opportunities presented by the upcoming challenges in healthcare. For instance, we maintain a significant underweight to large pharmaceutical companies as compared to the benchmark. As governments across the developed world make budget cuts in an attempt to improve deficits, these cutbacks are putting pressure on the reimbursement rates for drug companies, which is creating a headwind for profits in addition to the pending “patent cliff” many of these companies face. Instead, we continue to maintain a relatively large thematic exposure to the Life Science Tools and Diagnostics industries. We believe new products from companies in these sub-sectors are likely to improve the quality and delivery of health care.

Throughout 2011, stock selection decisions were the primary drivers of underperformance, with individual holdings within the Biotechnology and Health Care Providers & Services industries being the largest negative contributors to performance. Further diving into the Series’ underperformance, as the broader markets corrected and investors experienced a flight to stable, dividend-paying stocks, the Series’ relatively high exposure to small-mid cap healthcare companies hurt results, as did a lack of investment in large cap pharmaceutical and managed care companies, which drove the benchmark’s performance. While industries such as pharmaceuticals outperformed as investors hid in larger, higher dividend yielding stocks, we continue to believe that many of these areas have poor long-term growth prospects relative to other areas such as Life Science Tools & Diagnostics within the Life Sciences sector.

Manning & Napier feels strongly that in this slow economic growth environment, it is important to focus on those companies with strong organic growth drivers. As a result, we continue to identify and pursue companies that we believe are well positioned for the long-term and meet the requirements of our investment strategies and pricing disciplines. Amid a muted economic backdrop, we are focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Many of these companies have displayed an ability to successfully compete and gain market share in faster growing foreign markets. Given our view of the enduring nature of the current slow growth environment, we’re also investing in companies that are less dependent on the economy and/or government spending as a significant source of revenue.

Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security by security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Life Sciences Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Life Sciences Series[3]	-7.33%	1.81%	4.39%	10.79%

S&P 500 Total Return Index[4]	2.12%	-0.24%	2.93%	1.14%

S&P 500 Health Care Index[4]	12.74%	2.86%	2.27%	2.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series for the ten years ended December 31, 2011 to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended December 31, 2011.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Life Sciences Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$ 857.70	$5.34
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Life Sciences Series

Portfolio Composition as of December 31, 2011

(unaudited)

Top Ten Stock Holdings[2]
Insulet Corp.	6.1%	Sonic Healthcare Ltd. (Australia)	3.6%
Myriad Genetics, Inc.	5.7%	BioMerieux (France)	3.6%
Dendreon Corp.	5.1%	Optimer Pharmaceuticals, Inc.	3.4%
UCB S.A. (Belgium)	4.9%	Abaxis, Inc.	3.3%
The Advisory Board Co.	4.1%	Computer Programs & Systems, Inc.	3.2%
2 As a percentage of total investments.

4

Life Sciences Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.5%

Health Care - 86.4%
Biotechnology - 16.9%
BioMarin Pharmaceutical, Inc.*	182,190	$6,263,692
Dendreon Corp.*	1,318,000	10,016,800
Exact Sciences Corp.*	717,752	5,828,146
Myriad Genetics, Inc.*	531,000	11,119,140

		33,227,778

Health Care Equipment & Supplies - 28.6%
Abaxis, Inc.*	232,500	6,433,275
Alere, Inc.*[1,2]	122,000	2,816,980
Alere, Inc.	77,190	1,782,317
BioMerieux (France)[3]	97,796	6,979,879
DexCom, Inc.*	387,310	3,605,856
Endologix, Inc.*	36,100	414,428
HeartWare International, Inc.*	89,510	6,176,190
Insulet Corp.*	633,070	11,920,708
Quidel Corp.*	355,000	5,371,150
Sirona Dental Systems, Inc.*	128,100	5,641,524
Thoratec Corp.*	148,000	4,966,880

		56,109,187

Health Care Providers & Services - 4.8%
China Cord Blood Corp. - ADR (Hong Kong)*	894,000	2,369,100
Sonic Healthcare Ltd. (Australia)[3]	614,000	7,077,104

		9,446,204

Health Care Technology - 5.8%
Cerner Corp.*	84,050	5,148,063
Computer Programs & Systems, Inc.	123,000	6,286,530

		11,434,593

Life Sciences Tools & Services - 12.6%
Luminex Corp.*	284,000	6,029,320
Oxford Nanopore Technologies Ltd. (United Kingdom)*[1,4,5]	40,905	5,805,547
QIAGEN N.V. - ADR (Netherlands)*	273,000	3,770,130
Sequenom, Inc.*	985,000	4,383,250
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	423,880	4,679,635

		24,667,882

Pharmaceuticals - 17.7%
Allergan, Inc.	62,000	5,439,880
Green Cross Corp. (South Korea)[3]	31,500	3,996,031
Hikma Pharmaceuticals plc (United Kingdom)[3]	390,000	3,750,421
Optimer Pharmaceuticals, Inc.*	546,000	6,683,040
Strides Arcolab Ltd. (India)[3]	715,750	5,403,188

The accompanying notes are an integral part of the financial statements.

5

Life Sciences Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
UCB S.A. (Belgium)[3]	228,939	$9,604,689

		34,877,249

Total Health Care		169,762,893

Industrials - 7.1%
Professional Services - 7.1%
The Advisory Board Co.*	109,000	8,088,890
Qualicorp S.A. (Brazil)*	665,000	5,971,720

Total Industrials		14,060,610

TOTAL COMMON STOCKS
(Identified Cost $186,358,433)		183,823,503

SHORT-TERM INVESTMENTS - 5.9%
Dreyfus Cash Management, Inc. - Institutional Shares[6] , 0.05%,
(Identified Cost $11,492,275)	11,492,275	11,492,275

TOTAL INVESTMENTS - 99.4%
(Identified Cost $197,850,708)		195,315,778
OTHER ASSETS, LESS LIABILITIES - 0.6%		1,234,510

NET ASSETS - 100%		$196,550,288

ADR - American Depository Receipt

*Non-income producing security

1Restricted securities - Investment in security that is restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $8,622,527, or 4.4% of the Series’ net assets as of December 31, 2011.

2This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors.

3A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

4This security was acquired on April 26, 2011 at a cost of $6,149,543 ($150.34 per share) and has been determined to be illiquid under guidelines established by the Board of Directors.

5Security has been valued at fair value as determined in good faith by the Advisor (see Note 2 to the financial statements).

6Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

6

Life Sciences Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $197,850,708) (Note 2)	$195,315,778
Cash	40,013
Receivable for securities sold	1,124,663
Receivable for fund shares sold	408,099
Foreign tax reclaims receivable	97,312
Dividends receivable	40,415

TOTAL ASSETS	197,026,280

LIABILITIES:

Accrued management fees (Note 3)	165,559
Accrued fund accounting and administration fees (Note 3)	9,229
Accrued transfer agent fees (Note 3)	3,219
Accrued directors’ fees (Note 3)	537
Accrued Chief Compliance Officer service fees (Note 3)	251
Payable for fund shares repurchased	191,333
Accrued foreign capital gains tax (Note 2)	39,319
Other payables and accrued expenses	66,545

TOTAL LIABILITIES	475,992

TOTAL NET ASSETS	$196,550,288

NET ASSETS CONSIST OF:

Capital stock	$179,437
Additional paid-in-capital	195,978,304
Undistributed net investment income	—
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	2,963,364
Net unrealized depreciation on investments (net of foreign capital gains tax of $39,319), foreign currency and translation of other assets and liabilities	(2,570,817)

TOTAL NET ASSETS	$196,550,288

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -
CLASS A ($196,550,288/17,943,678 shares)	$10.95

The accompanying notes are an integral part of the financial statements.

7

Life Sciences Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $149,775)	$1,291,911

EXPENSES:

Management fees (Note 3)	2,530,562
Fund accounting and administration fees (Note 3)	64,972
Transfer agent fees (Note 3)	19,831
Directors’ fees (Note 3)	7,128
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	67,896
Miscellaneous	111,021

Total Expenses	2,803,962

NET INVESTMENT LOSS	(1,512,051)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	29,539,214
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $118,469)	(254,686)

29,284,528

Net change in unrealized appreciation (depreciation) on-
Investments (net of change in accrued foreign capital gains tax of $39,319)	(51,273,293)
Foreign currency and translation of other assets and liabilities	(12,880)

(51,286,173)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(22,001,645)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,513,696)

The accompanying notes are an integral part of the financial statements.

8

Life Sciences Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,512,051)	$(1,088,986)
Net realized gain (loss) on investments and foreign currency	29,284,528	18,233,679
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(51,286,173)	17,294,176

Net increase (decrease) from operations	(23,513,696)	34,438,869

DISTRIBUTIONS TO SHAREHOLDERS
(Note 9):

From net realized gain on investments	(5,663,104)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(21,836,822)	(59,818,922)

Net decrease in net assets	(51,013,622)	(25,380,053)

NET ASSETS:

Beginning of year	247,563,910	272,943,963

End of year (including accumulated net investment loss of $0 and $20,942, respectively)	$196,550,288	$247,563,910

The accompanying notes are an integral part of the financial statements.

9

Life Sciences Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11		12/31/10		12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.18		$10.61		$6.99		$11.54	$11.41

Income (loss) from investment operations:
Net investment loss	(0.07)	[1]	(0.04)	[1]	(0.05)	[1]	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.84)		1.61		3.67		(4.38)	1.25

Total from investment operations	(0.91)		1.57		3.62		(4.44)	1.17

Less distributions to shareholders:
From net realized gain on investments	(0.32)		—		—		(0.11)	(1.04)

Net asset value - End of year	$10.95		$12.18		$10.61		$6.99	$11.54

Net assets - End of year
(000’s omitted)	$196,550		$247,564		$272,944		$182,704	$299,669

Total return[2]	(7.33%)		14.80%		51.79%		(38.77%)	10.62%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.11%		1.09%		1.11%		1.12%	1.12%
Net investment loss	(0.60%)		(0.41%)		(0.55%)		(0.65%)	(0.75%)
Portfolio turnover	84%		67%		95%		94%	95%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	N/A		0.00%	[3]	0.01%		N/A	N/A

1Calculated based on average shares outstanding during the year.

2 Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Life Sciences Series

Notes to Financial Statements

1.	Organization

Life Sciences Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

  The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences   industry.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	Significant Accounting Policies

  Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

11

Life Sciences Series

Notes to Financial Statements (continued)

2.    Significant Accounting Policies (continued)

  Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Health Care	$169,762,893	$127,146,034	$36,811,312	$5,805,547**
Industrials	14,060,610	14,060,610	—	—
Mutual funds	11,492,275	11,492,275	—	—

Total assets	$195,315,778	$152,698,919	$36,811,312	$5,805,547

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITIES	PREFERRED SECURITIES
Balance as of December 31, 2010 (market value)***	$—	$—
Net realized gain (loss)	(95,898)	(2,312,500)
Change in unrealized appreciation (depreciation)****	(248,098)	2,312,500
Purchases	6,149,543
Sales***	—	—
Transfers in	—
Transfers out	—	—

Balance as of December 31, 2011 (market value)	$5,805,547	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

**Amount represents the Series’ investment in Oxford Nanopore Technologies Ltd. (“Oxford”). Oxford is initially valued at transaction price, which is considered the best initial estimate of fair value. Subsequently, the Series’ uses, or will use, other methodologies and significant inputs to determine fair value. Such methodologies and significant inputs include: subsequent rounds of financing for Oxford; recent transactions in similar instruments; discounted cash flow techniques; third-party appraisals; industry multiples and public comparables; and Oxford’s current financial performance compared to projected performance.

***Included securities valued at $0 as of the beginning of the year, which were written off during the year.

12

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

  Security Valuation (continued)

  ****The change in unrealized appreciation (depreciation) on securities still held at December 31, 2011 was ($343,996).

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

  Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

  Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

  Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

13

Life Sciences Series

Notes to Financial Statements (continued)

2.   Significant Accounting Policies (continued)

  Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

  Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer.

The following transactions were effected in securities of affiliated companies for the year ended December 31, 2011:

NAME OF ISSUER	VALUE AT 12/31/10	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/11	SHARES HELD AT 12/31/11	DIVIDEND INCOME 12/31/10 THROUGH 12/31/11	NET REALIZED GAIN (LOSS) 12/31/10 THROUGH 12/31/11
Avalon HealthCare Holdings,
Inc. - Series D	$ —	$ —	$ —	$ —	—	$ —	$(2,312,500)
Avalon HealthCare Holdings, Inc.	—	—	—	—	—	—	(76,718)
Avalon HealthCare Holdings,
Inc. - Warrants
2/27/2014	—	—	—	—	—	—	(19,180)

	$ —	$ —	$ —	$ —	—	$ —	$(2,408,398)

  Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

  Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

14

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

  Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

  Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

15

Life Sciences Series

Notes to Financial Statements (continued)

4.   Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $201,756,785 and $235,100,091, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Life Sciences Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,884,766	$48,098,558	2,426,114	$26,545,889
Reinvested	532,612	5,608,399	—	—
Repurchased	(6,803,872)	(75,543,779)	(7,813,236)	(86,364,811)

Total	(2,386,494)	$(21,836,822)	(5,387,122)	$(59,818,922)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Life Sciences Securities

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2011, amounts were reclassified within the capital accounts to reduce Additional Paid in Capital by $1,787,682, increase Undistributed Net Investment Income by $1,532,993 and increase Accumulated Net Realized Gain on Investments, Foreign Currency and

16

Life Sciences Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

Translation of Other Assets and Liabilities by $254,689. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/11	ENDED 12/31/10
Long-term capital gains	$5,663,104	$—

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$197,850,708
Unrealized appreciation	17,226,042
Unrealized depreciation	(19,760,972)

Net unrealized depreciation	$(2,534,930)

Undistributed long-term gains	$2,963,364

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

The capital loss carryover utilized in the current year was $20,419,145.

17

Life Sciences Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2012

18

Life Sciences Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $5,663,104 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

19

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

20

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site
(http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

22

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

23

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

Life Sciences Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNLFS-12/11-AR

SMALL CAP SERIES

www.manning-napier.com

Small Cap Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence both domestically and abroad. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

Despite such volatility, major domestic equity indices earned positive returns for the year, with the S&P 500 Index finishing the year up 2.12% and the Russell 1000 finishing up 1.5%. Yet those index returns were mainly driven by a handful of primarily large, slow growth, high dividend paying companies. Indeed, large cap companies generally outperformed their smaller cap counterparts during the risk adverse environment of 2011. For the twelve months ending December 31, 2011, the Russell 2000 Index, which includes smaller capitalization companies, experienced a loss of 4.18%. Similarly, the Small Cap Series earned negative returns in 2011, falling 10.01% and trailing its benchmark.

For the full year, the Series’ relative underperformance was primarily a result of specific stock selections. In particular, certain holdings within the Energy, Consumer Discretionary, and Health Care sectors hurt results versus the benchmark. In large part, these investments were companies the Advisor perceived as possessing long-term growth drivers that were exposed to favorable industry trends. For example, within Health Care, the Series had a thematic exposure to life science and diagnostic related companies, and within the Energy sector the Series maintained holdings in oil services companies. As investors flocked to larger, more defensive companies, many of these more growth-oriented companies suffered losses. Meanwhile, investments within the Information Technology and Materials sectors helped offset some of this weakness.

With performance broadly negative across the sectors of Russell 2000 benchmark in 2011, the Consumer Staples, Health Care and Utilities sectors were the only ones to produce positive returns for the year. The Series’ underweight to Information Technology versus the benchmark aided relative returns for the year. However, an underweight to Utilities detracted from relative results. Given the Advisor’s focus on companies that can achieve growth, the Series continues to hold a relatively small exposure to the Utilities and Telecommunication Services sectors, as many of these companies are lacking well-defined growth drivers. In addition to Consumer Staples, the Series maintains a relatively high allocation (as compared to the benchmark) to the Consumer Discretionary and Industrials sectors, as the Advisor continues to identify companies with positive fundamentals that can drive growth within these areas.

Manning & Napier feels strongly that in this slow economic growth environment, it is important to focus on those companies with strong organic growth drivers. As a result, the Advisor continues to identify and pursue companies that we believe are well positioned for the long-term and meet the requirements of our investment strategies and pricing disciplines. Amid a muted economic backdrop, the Advisor is focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Many of these companies have displayed an ability to successfully compete and gain market share in faster growing foreign markets. Given our view of the enduring nature of the current slow growth environment, we’re also investing in companies that are less dependent on the economy and/or government spending as a significant source of revenue.

Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security-by-security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Small Cap Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Small Cap Series[3]	-10.01%	-5.57%	3.30%	6.69%
S&P 500 Total Return Index[4]	2.12%	-0.24%	2.93%	7.93%
Russell 2000® Index[4]	-4.18%	0.15%	5.62%	8.47%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2011 to the S&P 500 Total Return Index and the Russell 2000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended December 31, 2011.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Small Cap Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$ 841.00	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Small Cap Series

Portfolio Composition as of December 31, 2011

(unaudited)

Market Capitalization
Average	$1,365.24 Million
Median	1,152.11 Million
Weighted Average	1,373.57 Million

Top Ten Stock Holdings[2]
Westport Innovations, Inc. - ADR (Canada)	3.6%
RailAmerica, Inc.	3.1%
AMC Networks, Inc. - Class A	2.7%
Eagle Materials, Inc.	2.3%
Infinera Corp.	2.2%
Calgon Carbon Corp.	2.1%
Wabash National Corp.	2.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)	1.8%
Imax Corp. (Canada)	1.7%
Euronet Worldwide, Inc.	1.7%

2As a percentage of total investments.

4

Small Cap Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.0%

Consumer Discretionary - 23.0%
Automobiles - 0.8%
Tesla Motors, Inc.*	52,100	$1,487,976

Distributors - 1.3%
Inchcape plc (United Kingdom)[1]	489,761	2,228,270

Diversified Consumer Services - 3.2%
Capella Education Co.*	48,560	1,750,588
Grand Canyon Education, Inc.*	150,120	2,395,915
Strayer Education, Inc.	16,890	1,641,539

		5,788,042

Household Durables - 1.0%
Lennar Corp. - Class A	89,340	1,755,531

Internet & Catalog Retail - 1.5%
Blue Nile, Inc.*	24,890	1,017,503
Ocado Group plc (United Kingdom)*[1]	2,044,230	1,723,408

		2,740,911

Media - 6.2%
AMC Networks, Inc. - Class A*	127,420	4,788,444
Imax Corp. (Canada)*	170,490	3,125,082
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	1,046,670	3,140,061

		11,053,587

Specialty Retail - 9.0%
Chico’s FAS, Inc.	247,100	2,752,694
Dick’s Sporting Goods, Inc.	75,110	2,770,057
The Finish Line, Inc. - Class A	60,150	1,159,993
Group 1 Automotive, Inc.	56,040	2,902,872
Penske Automotive Group, Inc.	111,000	2,136,750
Select Comfort Corp.*	90,882	1,971,231
Sonic Automotive, Inc. - Class A	163,780	2,425,582

		16,119,179

Total Consumer Discretionary		41,173,496

Consumer Staples - 7.7%
Beverages - 4.1%
Boston Beer Co., Inc. - Class A*	26,830	2,912,665
C&C Group plc (Ireland)[1]	497,040	1,845,472
Heckmann Corp.*	390,520	2,596,958

		7,355,095

Food & Staples Retailing - 1.9%
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	308,720	1,389,814

The accompanying notes are an integral part of the financial statements.

5

Small Cap Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
SUPERVALU, Inc.	251,100	$2,038,932

		3,428,746

Food Products - 1.7%
Flowers Foods, Inc.	107,145	2,033,612
Tootsie Roll Industries, Inc.	44,254	1,047,492

		3,081,104

Total Consumer Staples		13,864,945

Energy - 6.8%
Energy Equipment & Services - 6.2%
Calfrac Well Services Ltd. (Canada)	60,840	1,702,027
Global Geophysical Services, Inc.*	153,680	1,032,730
ION Geophysical Corp.*	249,310	1,528,270
Key Energy Services, Inc.*	133,470	2,064,781
Petroleum Geo-Services ASA (Norway)*[1]	179,130	1,952,249
Trican Well Service Ltd. (Canada)	167,620	2,887,589

		11,167,646

Oil, Gas & Consumable Fuels - 0.6%
Paladin Energy Ltd. (Australia)*[2]	793,210	1,105,628

Total Energy		12,273,274

Financials - 9.4%
Commercial Banks - 1.1%
First Commonwealth Financial Corp.	379,060	1,993,856

Diversified Financial Services - 0.9%
JSE Ltd. (South Africa)[1]	181,330	1,592,872

Insurance - 0.8%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	162,850	1,484,225

Real Estate Investment Trusts (REITS) - 6.6%
American Campus Communities, Inc.	32,600	1,367,896
BioMed Realty Trust, Inc.	57,890	1,046,651
Corporate Office Properties Trust	65,500	1,392,530
DiamondRock Hospitality Co.	152,090	1,466,148
DuPont Fabros Technology, Inc.	65,620	1,589,316
Education Realty Trust, Inc.	140,020	1,432,405
Home Properties, Inc.	23,200	1,335,624
Pebblebrook Hotel Trust	111,580	2,140,104

		11,770,674

Total Financials		16,841,627

The accompanying notes are an integral part of the financial statements.

6

Small Cap Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 13.3%
Biotechnology - 2.1%
Dendreon Corp.*	247,440	$1,880,544
Myriad Genetics, Inc.*	88,400	1,851,096

		3,731,640

Health Care Equipment & Supplies - 6.2%
Abaxis, Inc.*	72,450	2,004,692
Alere, Inc.*	59,276	1,368,683
DexCom, Inc.*	79,760	742,566
HeartWare International, Inc.*	27,300	1,883,700
Insulet Corp.*	146,910	2,766,315
Quidel Corp.*	53,270	805,975
Thoratec Corp.*	48,790	1,637,392

		11,209,323

Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc.*	45,500	861,770

Life Sciences Tools & Services - 2.3%
Sequenom, Inc.*	293,860	1,307,677
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	252,160	2,783,846

		4,091,523

Pharmaceuticals - 2.2%
Green Cross Corp. (South Korea)[1]	18,180	2,306,281
Hikma Pharmaceuticals plc (United Kingdom)[1]	177,590	1,707,788

		4,014,069

Total Health Care		23,908,325

Industrials - 21.0%
Airlines - 3.2%
Copa Holdings S.A. - ADR - Class A (Panama)	49,220	2,887,737
US Airways Group, Inc.*	580,340	2,942,324

		5,830,061

Commercial Services & Supplies - 0.4%
Interface, Inc. - Class A	61,360	708,094

Construction & Engineering - 0.7%
MYR Group, Inc.*	66,440	1,271,662

Electrical Equipment - 0.7%
Acuity Brands, Inc.	22,580	1,196,740

Machinery - 8.3%
Astec Industries, Inc.*	28,460	916,697
Graham Corp.	81,910	1,838,060
Titan International, Inc.	107,480	2,091,561

The accompanying notes are an integral part of the financial statements.

7

Small Cap Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Wabash National Corp.*	447,610	$3,509,262
Westport Innovations, Inc. - ADR (Canada)*	194,610	6,468,836

		14,824,416

Marine - 1.4%
Baltic Trading Ltd.	138,290	656,877
D/S Norden (Denmark)[1]	44,790	1,046,031
Sinotrans Shipping Ltd. (Hong Kong)[1]	3,457,000	838,015

		2,540,923

Professional Services - 1.1%
The Advisory Board Co.*	27,990	2,077,138

Road & Rail - 5.2%
Heartland Express, Inc.	133,310	1,905,000
Knight Transportation, Inc.	114,840	1,796,098
RailAmerica, Inc.*	373,540	5,562,011

		9,263,109

Total Industrials		37,712,143

Information Technology - 10.9%
Communications Equipment - 2.2%
Infinera Corp.*	630,290	3,958,221

Computers & Peripherals - 0.5%
Immersion Corp.*	173,210	897,228

Internet Software & Services - 3.6%
The Active Network, Inc.*	135,590	1,844,024
comScore, Inc.*	90,970	1,928,564
LogMeIn, Inc.*	21,050	811,477
Velti plc - ADR (Ireland)*	280,650	1,908,420

		6,492,485

IT Services - 1.7%
Euronet Worldwide, Inc.*	165,490	3,058,255

Software - 2.9%
RealPage, Inc.*	42,870	1,083,325
SolarWinds, Inc.*	94,600	2,644,070
Taleo Corp. - Class A*	34,610	1,339,061

		5,066,456

Total Information Technology		19,472,645

Materials - 6.0%
Chemicals - 3.7%
Calgon Carbon Corp.*	244,600	3,842,666

The accompanying notes are an integral part of the financial statements.

8

Small Cap Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Flotek Industries, Inc.*	106,690	$1,062,632
The Scotts Miracle-Gro Co. - Class A	35,400	1,652,826

		6,558,124

Construction Materials - 2.3%
Eagle Materials, Inc.	160,990	4,131,003

Total Materials		10,689,127

Utilities - 0.9%
Independent Power Producers & Energy Traders - 0.9%
GenOn Energy, Inc.*	607,963	1,586,783

TOTAL COMMON STOCKS (Identified Cost $181,221,274)		177,522,365

SHORT-TERM INVESTMENTS - 1.0%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05% (Identified Cost $1,810,815)	1,810,815	1,810,815

TOTAL INVESTMENTS - 100.0% (Identified Cost $183,032,089)		179,333,180
LIABILITIES, LESS OTHER ASSETS - 0.0%**		(8,080)

NET ASSETS - 100%		$179,325,100

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Canadian exchange.

3Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

9

Small Cap Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $183,032,089) (Note 2)	$179,333,180
Cash	18,626
Receivable for fund shares sold	230,705
Dividends receivable	128,251
Foreign tax reclaims receivable	25,762
Other receivable	70

TOTAL ASSETS	179,736,594

LIABILITIES:

Accrued management fees (Note 3)	151,936
Accrued fund accounting and administration fees (Note 3)	9,035
Accrued transfer agent fees (Note 3)	3,374
Accrued directors’ fees (Note 3)	271
Accrued Chief Compliance Officer service fees (Note 3)	251
Payable for fund shares repurchased	191,707
Audit fees payable	22,365
Other payables and accrued expenses	32,555

TOTAL LIABILITIES	411,494

TOTAL NET ASSETS	$179,325,100

NET ASSETS CONSIST OF:

Capital stock	$214,375
Additional paid-in-capital	221,476,943
Accumulated net investment loss	(1,498)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(38,662,808)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(3,701,912)

TOTAL NET ASSETS	$179,325,100

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($179,325,100/21,437,550 shares)	$8.36

The accompanying notes are an integral part of the financial statements.

10

Small Cap Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $59,637)	$1,675,876

EXPENSES:

Management fees (Note 3)	1,995,320
Fund accounting and administration fees (Note 3)	58,016
Transfer agent fees (Note 3)	20,742
Directors’ fees (Note 3)	5,442
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	29,766
Miscellaneous	104,307

Total Expenses	2,216,145

NET INVESTMENT LOSS	(540,269)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	26,292,121
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $41,168)	(70,719)

26,221,402

Net change in unrealized appreciation (depreciation) on-
Investments	(45,811,501)
Foreign currency and translation of other assets and liabilities	(3,441)

(45,814,942)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(19,593,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,133,809)

The accompanying notes are an integral part of the financial statements.

11

Small Cap Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment loss	$(540,269)	$(234,132)
Net realized gain (loss) on investments and foreign currency	26,221,402	28,494,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(45,814,942)	14,571,480

Net increase (decrease) from operations	(20,133,809)	42,832,031

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(8,938,199)	(6,344,912)

Net increase (decrease) in net assets	(29,072,008)	36,487,119

NET ASSETS:

Beginning of year	208,397,108	171,909,989

End of year (including accumulated net investment loss of $1,498 and $0, respectively)	$179,325,100	$208,397,108

The accompanying notes are an integral part of the financial statements.

12

Small Cap Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10		12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.29	$7.39		$4.98		$10.21	$13.08

Income (loss) from investment operations:
Net investment loss	(0.02)[1]	(0.01)[1]		(0.02)[1]		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.91)	1.91		2.43		(5.12)	(1.25)

Total from investment operations	(0.93)	1.90		2.41		(5.14)	(1.26)

Less distributions to shareholders:
From net realized gain on investments	—	—		—		(0.09)	(1.61)

Net asset value - End of year	$8.36	$9.29		$7.39		$4.98	$10.21

Net assets - End of year (000’s omitted)	$179,325	$208,397		$171,910		$120,162	$184,998

Total return[2]	(10.01% )	25.71%		48.39%		(50.68% )	(9.32% )
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.11%	1.12%		1.15%		1.15%	1.14%
Net investment loss	(0.27% )	(0.13%	)	(0.34%	)	(0.39% )	(0.08% )
Portfolio turnover	75%	75%		76%		68%	64%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%	[3]	0.00%	[3]	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Small Cap Series

Notes to Financial Statements

1.	Organization

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted

14

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$41,173,496	$34,081,757	$7,091,739	$—
Consumer Staples	13,864,945	10,629,659	3,235,286	—
Energy	12,273,274	10,321,025	1,952,249	—
Financials	16,841,627	15,248,755	1,592,872	—
Health Care	23,908,325	19,894,256	4,014,069	—
Industrials	37,712,143	35,828,097	1,884,046	—
Information Technology	19,472,645	19,472,645	—	—
Materials	10,689,127	10,689,127	—	—
Utilities	1,586,783	1,586,783	—	—
Mutual funds	1,810,815	1,810,815	—	—

Total assets	$179,333,180	$159,562,919	$19,770,261	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU
2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative

15

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Recent Accounting Standard (continued)

description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

17

Small Cap Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $146,905,867 and $147,809,612, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Small Cap Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,738,475	$15,552,815	2,171,584	$16,811,321
Reinvested	—	—	—	—
Repurchased	(2,723,450)	(24,491,014)	(3,002,811)	(23,156,233)

Total	(984,975)	$(8,938,199)	(831,227)	$(6,344,912)

Approximately 90% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. At December 31, 2011, the retirement plan of the Advisor and its affiliates owned 57,414 shares (0.27% of shares outstanding) valued at $479,982.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and late-year ordinary losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

There were no distributions to shareholders for the year ended December 31, 2010 or the year ended December 31, 2011.

18

Small Cap Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$183,032,089
Unrealized appreciation	19,890,141
Unrealized depreciation	(23,589,050)

Net unrealized depreciation	$(3,698,909)

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $1,498 of late-year ordinary losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains to the extent allowed by the tax law:

LOSS CARRYOVER	EXPIRATION DATE
$38,662,808	December 31, 2017

As of December 31, 2011, the Series did not have post-enactment net capital loss carryfowards.

The capital loss carryover utilized in the current year was $26,292,114.

19

Small Cap Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

20

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director -
Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

23

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

24

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Small Cap Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNSCS-12/11-AR

TECHNOLOGY SERIES

www.manning-napier.com

Technology Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence both domestically and abroad. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

Despite all of the volatility, U.S. equities as measured by the S&P 500 Index ended the year with positive returns of 2.12%. For the twelve months ending December 31, 2011, the S&P 500 Information Technology Index earned 2.43%, roughly in-line with the overall equities market. The Technology Series, however, underperformed in 2011 and lost 10.31% for the year. Despite these short-term negative returns, the Series has outperformed over the current market cycle, which includes both a bull and a bear market.

While short-term performance is negative on an absolute and relative basis, we’ve found that measuring performance over market cycles demonstrates a manager’s ability to add value through varying types of environments, both good and bad. The S&P Information Technology Index had annualized returns of 10.14% during the current market cycle (since October 1, 2002). In contrast, the Series has handily outperformed over the current market cycle, with annualized returns of 16.67%.

Over the past several quarters, the Advisor has identified a growing performance dichotomy in the Technology sector between small and mid-cap growth stocks related to thematic trends (such as cloud computing, virtualization, and mobility) and large cap technology companies, which are perceived to be less nimble and/or more focused on serving relatively slower growing end markets. This trend sharply reversed in the latter half of 2011. As investors grew increasingly concerned about a macro economic slowdown, they fled to the relative safety of stable, large capitalization stocks and generally sold small and mid-cap growth stocks, which were perceived as riskier. Amid these fluctuations, the Advisor continues to opportunistically take advantage of market volatility to position the Series in the strongest strategy fits with the most compelling long-term growth drivers.

As for 2011 relative results, stock selection was the key factor in the Series’ underperformance versus the benchmark for the year. In particular, individual holdings within the Internet Services industry were the largest negative contributors to relative performance. These companies tend to have higher growth rates, which often means higher valuation multiples, and as such were most negatively impacted by the flight to safety during the second half of 2011. Among the Series’ Internet Services holdings, some were also pressured by concerns over rising operating costs, and those based in China were viewed as having an additional layer of risk, which hurt returns in an environment of high investor nervousness. Despite these environment-driven short-term negative results, the Advisor believes that these Internet Services companies are positioned for growth over the long run. Other areas detracting from the Series’ performance in 2011 were specific selections in the Communications Equipment, IT Services, and Semiconductors & Semiconductor Equipment industries. Positive contributors to relative performance included stocks with company-specific catalysts, including strong product cycles and/or high secular industry growth, as investors viewed these holdings as being less impacted by a potential economic slowdown.

Manning & Napier feels strongly that in this slow economic growth environment, it is important to focus on those companies with strong organic growth drivers. As a result, the Advisor continues to identify and pursue companies that we believe are well positioned for the long-term and meet the requirements of our investment strategies and pricing disciplines. Amid a muted economic backdrop, the Advisor is focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Many of these companies have displayed an ability to successfully compete and gain market share in faster growing foreign markets. Given our view of the enduring nature of the current slow growth environment, we’re also investing in companies that are less dependent on the economy and/or government spending as a significant source of revenue.

Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security by security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Technology Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc.- Technology Series[3]	-10.31%	2.86%	7.33%	1.60%
S&P 500 Total Return Index[4]	2.12%	-0.24%	2.93%	0.44%
S&P 500 Information Technology Index[4]	2.43%	3.85%	2.25%	-5.19%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/11) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.13%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for the year ended December 31, 2011.

4 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Technology Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$ 820.10	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

* Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Technology Series

Portfolio Composition as of December 31, 2011

(unaudited)

Top Ten Stock Holdings[2]
Google, Inc. - Class A	5.9%	Amdocs Ltd. - ADR (Guernsey)	4.2%
Qualcomm, Inc.	5.6%	Autodesk, Inc.	4.2%
EMC Corp.	4.9%	Infinera Corp.	4.0%
Apple, Inc.	4.6%	Monsanto Co.	3.9%
comScore, Inc.	4.5%	Velti plc - ADR (Ireland)	3.8%
2 As a percentage of total investments.

4

Technology Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.1%
Consumer Discretionary - 9.8%
Automobiles - 1.3%
Tesla Motors, Inc.*	61,000	$1,742,160

Hotels, Restaurants & Leisure - 2.0%
Ctrip.com International Ltd. - ADR (China)*	117,630	2,752,542

Internet & Catalog Retail - 3.1%
Amazon.com, Inc.*	25,000	4,327,500

Media - 3.4%
Liberty Global, Inc. - Class A*	115,600	4,743,068

Total Consumer Discretionary		13,565,270

Health Care - 3.2%
Health Care Technology - 3.2%
Cerner Corp.*	73,760	4,517,800

Industrials - 0.9%
Electrical Equipment - 0.9%
Polypore International, Inc.*	28,100	1,236,119

Information Technology - 77.3%
Communications Equipment - 14.9%
Alcatel-Lucent - ADR (France)*	1,259,600	1,964,976
Cisco Systems, Inc.	290,000	5,243,200
Infinera Corp.*	879,130	5,520,936
Qualcomm, Inc.	143,810	7,866,407

		20,595,519

Computers & Peripherals - 11.9%
Apple, Inc.*	15,700	6,358,500
EMC Corp.*	318,100	6,851,874
Immersion Corp.*	630,250	3,264,695

		16,475,069

Electronic Equipment, Instruments & Components - 6.6%
Amphenol Corp. - Class A	101,230	4,594,830
Corning, Inc.	288,000	3,738,240
Maxwell Technologies, Inc.*	54,436	884,041

		9,217,111

Internet Software & Services - 19.2%
The Active Network, Inc.*	190,000	2,584,000
comScore, Inc.*	296,760	6,291,312
Google, Inc. - Class A*	12,640	8,164,176
Tencent Holdings Ltd. (China)[1]	210,000	4,204,907
Velti plc - ADR (Ireland)*	788,000	5,358,400

		26,602,795

The accompanying notes are an integral part of the financial statements.

5

Technology Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)
Information Technology (continued)
IT Services - 11.3%
Amadeus IT Holding S.A. - Class A (Spain)[1]	176,000	$2,842,077
Amdocs Ltd. - ADR (Guernsey)*	205,000	5,848,650
Cap Gemini S.A. (France)[1]	120,000	3,730,812
Indra Sistemas S.A. (Spain)[1]	260,000	3,296,265

		15,717,804

Software - 13.4%
Autodesk, Inc.*	191,000	5,793,030
RealPage, Inc.*	177,741	4,491,515
SolarWinds, Inc.*	98,300	2,747,485
SuccessFactors, Inc.*	35,700	1,423,359
Taleo Corp. - Class A*	107,700	4,166,913

		18,622,302

Total Information Technology		107,230,600

Materials - 3.9%
Chemicals - 3.9%
Monsanto Co	76,550	5,363,858

TOTAL COMMON STOCKS (Identified Cost $133,367,973)		131,913,647

SHORT-TERM INVESTMENTS - 5.3%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.05% (Identified Cost $7,318,382)	7,318,382	7,318,382

TOTAL INVESTMENTS -100.4% (Identified Cost $140,686,355)		139,232,029
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(586,821)

NET ASSETS -100%		$138,645,208

ADR - American Depository Receipt

* Non-income producing security

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

6

Technology Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $140,686,355) (Note 2)	$139,232,029
Cash	87,187
Receivable for fund shares sold	338,933
Foreign tax reclaims receivable	18,260
Dividends receivable	1,782

TOTAL ASSETS	139,678,191

LIABILITIES:

Accrued management fees (Note 3)	118,534
Accrued fund accounting and administration fees (Note 3)	8,253
Accrued transfer agent fees (Note 3)	3,237
Accrued directors’ fees (Note 3)	384
Accrued Chief Compliance Officer service fees (Note 3)	251
Payable for securities purchased	751,324
Payable for fund shares repurchased	103,300
Other payables and accrued expenses	47,700

TOTAL LIABILITIES	1,032,983

TOTAL NET ASSETS	$138,645,208

NET ASSETS CONSIST OF:

Capital stock	$134,237
Additional paid-in-capital	138,104,799
Undistributed net investment income	—
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,860,964
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(1,454,792)

TOTAL NET ASSETS	$138,645,208

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($138,645,208/13,423,663 shares)	$10.33

The accompanying notes are an integral part of the financial statements.

7

Technology Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $136,244)	$1,048,511
Interest	3,582

Total Investment Income	1,052,093

EXPENSES:

Management fees (Note 3)	1,575,025
Fund accounting and administration fees (Note 3)	52,179
Transfer agent fees (Note 3)	17,453
Directors’ fees (Note 3)	4,452
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	16,739
Miscellaneous	112,186

Total Expenses	1,780,586

NET INVESTMENT LOSS	(728,493)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	17,829,536
Foreign currency and translation of other assets and liabilities	(3,070)

17,826,466

Net change in unrealized appreciation (depreciation) on-
Investments	(32,901,016)
Foreign currency and translation of other assets and liabilities	(466)

(32,901,482)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(15,075,016)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,803,509)

The accompanying notes are an integral part of the financial statements.

8

Technology Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment loss	$(728,493)	$(935,982)
Net realized gain (loss) on investments and foreign currency	17,826,466	16,822,648
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(32,901,482)	14,923,959

Net increase (decrease) from operations	(15,803,509)	30,810,625

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(1,324,698)	—

CAPITAL STOCK ISSUED AND REPURCHASED:
Net decrease from capital share transactions (Note 5)	(11,626,430)	(21,141,317)

Net increase (decrease) in net assets	(28,754,637)	9,669,308
NET ASSETS:

Beginning of year	167,399,845	157,730,537

End of year (including accumulated net investment loss of $0 and $169, respectively)	$138,645,208	$167,399,845

The accompanying notes are an integral part of the financial statements.

9

Technology Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10		12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.63	$9.73		$6.01		$11.29	$10.41

Income (loss) from investment operations:
Net investment loss	(0.05)[1]	(0.06)[1]		(0.05)[1]		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.15)	1.96		3.77		(5.09)	2.34

Total from investment operations	(1.20)	1.90		3.72		(5.14)	2.29

Less distributions to shareholders:
From net realized gain on investments	(0.10)	—		—		(0.14)	(1.41)

Net asset value - End of year	$10.33	$11.63		$9.73		$6.01	$11.29

Net assets - End of year
(000’s omitted)	$138,645	$167,400		$157,731		$123,112	$227,679

Total return[2]	(10.31% )	19.53%		61.90%		(45.86% )	22.55%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.13%	1.12%		1.13%		1.13%	1.13%
Net investment loss	(0.46% )	(0.58%	)	(0.68%	)	(0.53% )	(0.53% )
Portfolio turnover	81%	70%		55%		65%	79%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%	[3]	0.00%	[3]	N/A	N/A
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Technology Series

Notes to Financial Statements

1.	Organization

Technology Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	Significant accounting policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including corporate bonds, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In

11

Technology Series

Notes to Financial Statements (continued)

2.	Significant accounting policies (continued)

Security Valuation (continued)

accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$13,565,270	$13,565,270	$—	$—
Health Care	4,517,800	4,517,800	—	—
Industrials	1,236,119	1,236,119	—	—
Information Technology	107,230,600	93,156,539	14,074,061	—
Materials	5,363,858	5,363,858	—	—
Mutual funds	7,318,382	7,318,382	—	—

Total assets	$139,232,029	$125,157,968	$14,074,061	$—

* Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

12

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Recent Accounting Standard (continued)

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

13

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

14

Technology Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $123,682,359 and $142,635,724, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Technology Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,286,341	$15,034,387	1,704,514	$17,060,290
Reinvested	129,312	1,311,222	—	—
Repurchased	(2,384,668)	(27,972,039)	(3,526,619)	(38,201,607)

Total	(969,015)	$(11,626,430)	(1,822,105)	$(21,141,317)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Technology Securities

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2011, amounts were reclassified within the capital accounts to reduce Additional Paid in Capital by $731,728, increase Undistributed Net Investment Income by $728,662 and increase Accumulated Net Realized Gain on Investments, Foreign Currency and

15

Technology Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

Translation of Other Assets and Liabilities by $3,066. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

The tax character of the distributions were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Long-term capital gains	$1,324,698	—

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$140,686,355
Unrealized appreciation	14,525,693
Unrealized depreciation	(15,980,019)

Net unrealized depreciation	$(1,454,326)

Undistributed long-term gains	$1,860,964

The capital loss carryover utilized in the current year was $14,531,914.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

16

Technology Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

17

Technology Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,324,698 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

18

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

19

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Technology Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

21

Technology Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

22

Technology Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

** Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1 The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

Technology Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTEC-12/11-AR

FINANCIAL SERVICES SERIES

www.manning-napier.com

Financial Services Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence both domestically and abroad. Throughout the year, market action was largely driven by emotion, and, in general, investors sought stability over growth.

Despite such volatility, major domestic equity indices earned positive returns for the year, with the S&P 500 Index finishing the year up 2.12% and the Russell 1000© finishing up 1.5%. However, those index returns were mainly driven by a handful of primarily large, slow growth, high dividend paying companies. In contrast, the Financial Services sector suffered in 2011 as a result of general risk aversion. The S&P 500 Financial Services Index lost 17.02% for the year. Although negative, the Financial Services Series held up better than the index, with negative returns of 7.98% in 2011.

For calendar year 2011, the Series’ relative outperformance over the Financial Services Index was primarily a result of specific stock selections. In particular, certain holdings within the Diversified Financial Services and IT Services sectors aided results versus the benchmark, as did an underweight to the Diversified Financial Services subsector (as compared to the benchmark). Alternatively, certain investments within the Commercial Bank sector offset some of these gains.

With performance broadly negative across the S&P 500 Financial Services Index in 2011, the Consumer Finance and Real Estate Investment Trust (REITS) sub-sectors were the only ones to produce positive returns for the year. As it relates to the Series, the IT Services sub-sector generated outsized gains as well, but is not part of the S&P 500 Financials Index. Therefore, the Series’ relatively large allocation to IT Services, which includes payment processors and credit card companies, generated strong performance versus the benchmark for the year. The Advisor continues to identify specific growth opportunities within the IT Services industry, as many of these companies continue to gain share in consumer transaction volume and remain positioned to benefit from the ongoing global shift from cash to card-based payments. Throughout the year, the Advisor added to positions in the Data Processing and Outsourced Services sub-sectors, increasing exposure to companies taking share in the credit card space, specifically private label. The Advisor also initiated positions in companies with attractive international businesses that are poised to benefit from the secular growth in card-based payments around the world. During the latter half of the year, the Advisor reduced holdings in the Commercial Banking and Diversified Financial Services sub-sectors as we identified what we perceived to be more attractive opportunities in other parts of the Financial Services industry.

Overall, Manning & Napier feels strongly that in this slow economic growth environment, it is important to focus on those companies with strong organic growth drivers. As a result, the Advisor continues to identify and pursue companies that we believe are well positioned for the long-term and meet the requirements of our investment strategies and pricing disciplines. Amid a muted economic backdrop, the Advisor is focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Many of these companies have displayed an ability to successfully compete and gain market share in faster growing foreign markets. Given our view of the enduring nature of the current slow growth environment, we’re also investing in companies that are less dependent on the economy and/or government spending as a significant source of revenue.

Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security by security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Financial Services Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Financial Services Series[3]	-7.98%	-12.59%	-6.29%
S&P 500 Total Return Index[4]	2.12%	-0.24%	2.98%
S&P 500 Financials Index[4]	-17.02%	-16.81%	-9.63%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception2 (7/1/05) to present (12/31/11) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.13%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for the year ended December 31, 2011.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Financial Services Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$876.70	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Financial Services Series

Portfolio Composition as of December 31, 2011

(unaudited)

Top Ten Stock Holdings[2]
MasterCard, Inc. - Class A	5.5%	The Western Union Corp.	4.1%
Visa, Inc. - Class A	5.1%	JPMorgan Chase & Co.	3.9%
State Street Corp.	4.6%	CME Group, Inc.	3.9%
U.S. Bancorp	4.6%	First Commonwealth Financial Corp.	3.5%
The Bank of New York Mellon Corp.	4.4%	The Charles Schwab Corp.	3.4%
2 As a percentage of total investments.

4

Financial Services Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.1%
Financials - 73.1%
Capital Markets - 16.5%
The Bank of New York Mellon Corp. [1]	301,950	$6,011,825
The Charles Schwab Corp.	413,140	4,651,956
Deutsche Bank AG (Germany)[2]	36,000	1,364,429
Evercore Partners, Inc. - Class A	56,000	1,490,720
Greenhill & Co., Inc.	38,000	1,382,060
Lazard Ltd. - Class A - ADR (Bermuda)	53,000	1,383,830
State Street Corp.	156,000	6,288,360

		22,573,180

Commercial Banks - 25.3%
Banco Bilbao Vizcaya Argentaria S.A. - ADR (Spain)	241,000	2,065,370
Banco Santander S.A. - ADR (Spain)	385,000	2,895,200
Barclays plc (United Kingdom)[2]	474,000	1,298,128
BNP Paribas S.A. (France)[2]	32,700	1,273,316
CIT Group, Inc.*	73,000	2,545,510
First Commonwealth Financial Corp.	921,400	4,846,564
HSBC Holdings plc - ADR (United Kingdom)	121,540	4,630,674
ICICI Bank Ltd. - ADR (India)	65,260	1,724,822
Standard Chartered plc (United Kingdom)[2]	116,000	2,537,193
U.S. Bancorp	231,670	6,266,674
Wells Fargo & Co.	163,740	4,512,674

		34,596,125

Consumer Finance - 5.0%
American Express Co.	57,780	2,725,483
Discover Financial Services	173,980	4,175,520

		6,901,003

Diversified Financial Services - 15.4%
CME Group, Inc.	21,700	5,287,639
Deutsche Boerse AG (Germany)*[2]	44,000	2,302,858
JPMorgan Chase & Co.	161,000	5,353,250
JSE Ltd. (South Africa)[2]	427,000	3,750,932
Moody’s Corp.	131,000	4,412,080

		21,106,759

Insurance - 10.9%
The Allstate Corp.	160,600	4,402,046
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	244,000	2,223,831
Mapfre S.A. (Spain)[2]	1,305,660	4,129,767
Zurich Financial Services AG (Switzerland)[2]	18,700	4,213,248

		14,968,892

Total Financials		100,145,959

The accompanying notes are an integral part of the financial statements. 5

Financial Services Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)
COMMON STOCKS (continued)
Industrials - 2.8%
Commercial Services & Supplies - 2.8%
Edenred (France)[2]	155,000	$3,802,146

Information Technology - 21.2%
IT Services - 21.2%
Cielo S.A. (Brazil)	105,000	2,713,309
Euronet Worldwide, Inc.*	192,282	3,553,371
MasterCard, Inc. - Class A	20,000	7,456,400
Redecard S.A. (Brazil)	181,000	2,832,537
Visa, Inc. - Class A	69,000	7,005,570
The Western Union Co.	305,000	5,569,300

Total Information Technology		29,130,487

TOTAL COMMON STOCKS (Identified Cost $143,625,538)		133,078,592

SHORT-TERM INVESTMENTS - 2.7%
Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05% (Identified Cost $3,666,874)	3,666,874	3,666,874

TOTAL INVESTMENTS - 99.8% (Identified Cost $147,292,412)		136,745,466
OTHER ASSETS, LESS LIABILITIES - 0.2%		224,914

NET ASSETS - 100%		$136,970,380

ADR - American Depository Receipt

*Non-income producing security

1The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.

2A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

3Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements. 6

Financial Services Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments, at value (identified cost $147,292,412) (Note 2)	$136,745,466
Receivable for fund shares sold	428,880
Dividends receivable	168,157
Foreign tax reclaims receivable	93,645

TOTAL ASSETS	137,436,148

LIABILITIES:
Accrued management fees (Note 3)	116,236
Accrued fund accounting and administration fees (Note 3)	8,062
Accrued transfer agent fees (Note 3)	2,784
Accrued Chief Compliance Officer service fees (Note 3)	251
Accrued directors’ fees (Note 3)	184
Payable for fund shares repurchased	285,875
Other payables and accrued expenses	52,376

TOTAL LIABILITIES	465,768

TOTAL NET ASSETS	$136,970,380

NET ASSETS CONSIST OF:
Capital stock	$259,621
Additional paid-in-capital	252,914,543
Undistributed net investment income	24,508
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(105,681,522)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(10,546,770)

TOTAL NET ASSETS	$136,970,380

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($136,970,380/25,962,059 shares)	$5.28

The accompanying notes are an integral part of the financial statements. 7

Financial Services Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $177,242)	$3,959,997

EXPENSES:

Management fees (Note 3)	1,459,477
Fund accounting and administration fees (Note 3)	50,742
Transfer agent fees (Note 3)	16,980
Directors’ fees (Note 3)	4,022
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	23,085
Miscellaneous	94,035

Total Expenses	1,650,893

NET INVESTMENT INCOME	2,309,104

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,101,803
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $77,492)	(107,130)

1,994,673

Net change in unrealized appreciation (depreciation) on-
Investments	(16,418,099)
Foreign currency and translation of other assets and liabilities	(6,553)

(16,424,652)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(14,429,979)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,120,875)

The accompanying notes are an integral part of the financial statements. 8

Financial Services Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment income	$2,309,104	$1,754,914
Net realized gain (loss) on investments and foreign currency	1,994,673	2,647,027
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(16,424,652)	4,476,137

Net increase (decrease) from operations	(12,120,875)	8,878,078

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
From net investment income	(2,311,804)	(1,786,293)

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)	7,223,607	6,672,693

Net increase (decrease) in net assets	(7,209,072)	13,764,478
NET ASSETS:
Beginning of year	144,179,452	130,414,974

End of year (including undistributed net investment income of $24,508 and $47,982, respectively)	$136,970,380	$144,179,452

The accompanying notes are an integral part of the financial statements. 9

Financial Services Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10		12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$5.84	$5.55		$5.14		$9.34	$12.51

Income (loss) from investment operations:
Net investment income	0.09 [1]	0.07	[1]	0.10	[1]	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.56)	0.29		0.44		(4.19)	(2.36)

Total from investment operations	(0.47)	0.36		0.54		(4.02)	(2.17)

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)		(0.13)		(0.18)	(0.18)
From net realized gain on investments	—	—		—		—	(0.82)

Total distributions to shareholders	(0.09)	(0.07)		(0.13)		(0.18)	(1.00)

Net asset value - End of year	$5.28	$5.84		$5.55		$5.14	$9.34

Net assets - End of year (000’s omitted)	$136,970	$144,179		$130,415		$129,369	$220,097

Total return[2]	(7.98% )	6.56%		10.54%		(42.98% )	(17.46% )
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.13%	1.14%		1.14%		1.12%	1.15%
Net investment income	1.58%	1.31%		2.01%		2.34%	1.72%
Portfolio turnover	56%	49%		98%		41%	38%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%	[3]	0.00%	[3]	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements. 10

Financial Services Series

Notes to Financial Statements

1.	Organization

Financial Services Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

11

Financial Services Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Financials	$100,145,959	$79,276,088	$20,869,871	$—
Industrials	3,802,146	—	3,802,146	—
Information Technology	29,130,487	29,130,487	—	—
Mutual funds	3,666,874	3,666,874	—	—

Total assets	$136,745,466	$112,073,449	$24,672,017	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

12

Financial Services Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

13

Financial Services Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $90,733,877 and $79,500,164, respectively. There were no purchases or sales of U.S. Government securities.

14

Financial Services Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Financial Services Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10

	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,938,200	$16,894,131	3,059,077	$17,083,766
Reinvested	441,059	2,236,169	298,746	1,727,732
Repurchased	(2,111,513)	(11,906,693)	(2,175,056)	(12,138,805)

Total	1,267,746	$7,223,607	1,182,767	$6,672,693

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Financial Services Securities

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in real estate investment trusts (REITs), investments in partnerships, foreign currency gains and losses, late-year ordinary losses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15

Financial Services Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$2,311,804	$1,786,293

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$147,264,707
Unrealized appreciation	8,658,306
Unrealized depreciation	(19,177,547)

Net unrealized depreciation	$(10,519,241)

Capital loss carryover	$103,505,280

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $738,342 and $1,437,900 of post-October short-term and long-term capital losses, respectively, and $3,197 of late-year ordinary losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains to the extent allowed by the tax law:

LOSS CARRYOVER	EXPIRATION DATE
$46,650,153	December 31, 2016
$51,187,679	December 31, 2017
$ 5,667,448	December 31, 2018

As of December 31, 2011, the Series did not have post-enactment net capital loss carryfowards.

The capital loss carryover utilized in the current year was $4,100,057.

16

Financial Services Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

17

Financial Services Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,311,804 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 72.64%, or if different, the maximum allowable under tax law.

18

Financial Services Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 31 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

19

Financial Services Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

21

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

22

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

Financial Services Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNFNS-12/11-AR

MANNING & NAPIER

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

REAL ESTATE SERIES

www.manning-napier.com

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence both domestically and abroad. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

For the twelve months ending December 31, 2011, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index returned 8.69%, noticeably outpacing the S&P 500 Index, which earned 2.12%. In 2011, the Real Estate Series posted a 5.29% return, outperforming the broad market yet trailing the U.S. REIT Index.

Because of the Advisor’s outlook for slow growth, the Real Estate Series has maintained a conservative positioning since its inception in November 2009. At the end of 2011, the allocation breakdown of the Series included: 16.5% in Retail REITs, 13.3% in Lodging REITs (i.e., Hotel REITs and Hotels & Motels), and 13.3% of the portfolio in Residential REITs. Within the Office sector, the Advisor concentrated on niche property types that are more defensive in nature, such as data centers, life sciences office space, and government-focused office buildings. Meanwhile, the Series continued to have an underweight versus the benchmark in more economically sensitive areas, such as the Industrial and Retail sectors. The Industrial sector is linked more directly to economic activity and global trade, and while the Advisor sees potential in niche retailers that can benefit from a restructuring of the traditional mall structure, there is concern as the Retail sector is exposed to the debt-burdened U.S. consumer.

Overall, the Series’ underperformance relative to the benchmark was a result of its conservative bias throughout the year. Over the last twelve months, specific selections within Office REITs hurt relative performance, as did certain holdings and an overweight in Lodging REITs and Hotels as compared to the benchmark. In contrast, a higher allocation to Data Centers than the benchmark helped relative results, and the Series also benefited from specific selections within the Diversified REITs sub-sector.

As a result of Manning & Napier’s current economic overview of an extended period of slow economic growth, we are focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security by security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Performance Update as of December 31, 2011 (unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series[3]	5.29%	16.76%
S&P 500 Total Return Index[4]	2.12%	8.98%
Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index[4,5]	8.69%	22.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series from its inception1 (11/10/09) to present (12/31/11) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from November 10, 2009, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this annualized net expense ratio was 1.18%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.18% for the year ended December 31, 2011.

4 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

5 The MSCI U.S. REIT Index returns are now assuming daily reinvestment of net dividends. Prior to December 31, 2010 the Index returns assumed daily reinvestment of gross dividends.

2

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$975.40	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

* Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Real Estate Series

Portfolio Composition as of December 31, 2011

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	5.0%	Host Hotels & Resorts, Inc.	3.6%
BioMed Realty Trust, Inc.	4.7%	Accor S.A. (France)	3.3%
Digital Realty Trust, Inc.	4.1%	Health Care REIT, Inc.	3.2%
UDR, Inc.	4.1%	Pebblebrook Hotel Trust	3.2%
Boston Properties, Inc.	4.0%	HCP, Inc.	3.2%
2As a percentage of total investments.

4

Real Estate Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.3%

Consumer Discretionary - 12.9%
Hotels, Restaurants & Leisure - 6.6%
Accor S.A. (France)[1]	217,000	$5,468,712
Hyatt Hotels Corp. - Class A*	69,045	2,598,854
Intercontinental Hotels Group plc. (United Kingdom)[1]	167,234	3,006,821

		11,074,387

Household Durables - 6.3%
DR Horton, Inc.	205,830	2,595,516
Lennar Corp. - Class A	135,926	2,670,946
NVR, Inc.*	3,725	2,555,350
Toll Brothers, Inc.*	128,062	2,615,026

		10,436,838

Total Consumer Discretionary		21,511,225

Financials - 85.4%
Real Estate Management & Development - 1.5%
Forest City Enterprises, Inc. - Class A*	141,800	1,676,076
Thomas Properties Group, Inc.	252,640	841,291

		2,517,367

REITS - Apartments - 15.8%
American Campus Communities, Inc.	76,090	3,192,736
Apartment Investment & Management Co. - Class A	98,000	2,245,180
Associated Estates Realty Corp.	70,818	1,129,547
AvalonBay Communities, Inc.	13,100	1,710,860
Camden Property Trust	52,570	3,271,957
Education Realty Trust, Inc.	81,020	828,835
Equity Residential	29,000	1,653,870
Home Properties, Inc.	41,440	2,385,701
Mid-America Apartment Communities, Inc.	51,400	3,215,070
UDR, Inc.	271,520	6,815,152

		26,448,908

REITS - Diversified - 11.0%
American Assets Trust, Inc.	106,500	2,184,315
Coresite Realty Corp.	143,000	2,548,260
Digital Realty Trust, Inc.	103,112	6,874,477
DuPont Fabros Technology, Inc.	210,102	5,088,670
Potlatch Corp.	27,100	843,081
Weyerhaeuser Co.	43,100	804,677

		18,343,480

REITS - Health Care - 8.4%
HCP, Inc.	129,990	5,385,486
Health Care REIT, Inc.	99,360	5,418,101

The accompanying notes are an integral part of the financial statements.

5

Real Estate Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Health Care (continued)
Healthcare Realty Trust, Inc.	81,260	$1,510,623
LTC Properties, Inc.	54,900	1,694,214

		14,008,424

REITS - Hotels - 6.8%
Host Hotels & Resorts, Inc.	405,000	5,981,850
Pebblebrook Hotel Trust	281,234	5,394,068

		11,375,918

REITS - Industrial - 1.0%
ProLogis, Inc.	58,400	1,669,656

REITS - Manufactured Homes - 1.6%
Equity Lifestyle Properties, Inc.	39,030	2,602,911

REITS - Office Property - 16.8%
Alexandria Real Estate Equities, Inc.	75,920	5,236,202
BioMed Realty Trust, Inc.	432,537	7,820,269
Boston Properties, Inc.	67,300	6,703,080
Corporate Office Properties Trust	193,214	4,107,730
Kilroy Realty Corp.	46,200	1,758,834
Mack-Cali Realty Corp.	93,300	2,490,177

		28,116,292

REITS - Regional Malls - 10.2%
CBL & Associates Properties, Inc.	117,100	1,838,470
General Growth Properties, Inc.	226,800	3,406,536
The Macerich Co.	32,910	1,665,246
Simon Property Group, Inc.	65,400	8,432,676
Taubman Centers, Inc.	26,740	1,660,554

		17,003,482

REITS - Shopping Centers - 3.6%
Cedar Realty Trust, Inc.	126,498	545,206
Equity One, Inc.	98,000	1,664,040
Kimco Realty Corp.	148,000	2,403,520
Tanger Factory Outlet Centers	50,540	1,481,833

		6,094,599

REITS - Single Tenant - 2.8%
National Retail Properties, Inc.	86,810	2,290,048
Realty Income Corp.	70,940	2,480,062

		4,770,110

REITS - Storage - 5.9%
CubeSmart	254,280	2,705,539
Public Storage	20,000	2,689,200

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Storage (continued)
Sovran Self Storage, Inc.	105,340	$4,494,858

		9,889,597

Total Financials		142,840,744

Industrials - 1.0%
Transportation Infrastructure - 1.0%
Groupe Eurotunnel S.A. (France)[1]	248,100	1,683,182

Utilities - 0.0%
Electric Utilities - 0.0%
AET&D Holdings No. 1 Ltd. (Australia)*[2]	125,000	—

TOTAL COMMON STOCKS (Identified Cost $144,374,382)		166,035,151

SHORT-TERM INVESTMENTS - 1.0%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05% (Identified Cost $1,682,473)	1,682,473	1,682,473

TOTAL INVESTMENTS - 100.3% (Identified Cost $146,056,855)		167,717,624
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(564,931)

NET ASSETS - 100%		$167,152,693

No. - Number

REITS - Real Estate Investment Trusts

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor (see Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $146,056,855) (Note 2)	$167,717,624
Receivable for securities sold	2,164,249
Dividends receivable	619,226
Receivable for fund shares sold	259,469
Foreign tax reclaims receivable	2,486

TOTAL ASSETS	170,763,054

LIABILITIES:

Accrued management fees (Note 3)	140,747
Accrued fund accounting and administration fees (Note 3)	8,595
Accrued directors’ fees (Note 3)	3,248
Accrued transfer agent fees (Note 3)	2,259
Accrued Chief Compliance Officer service fees (Note 3)	251
Payable for fund shares repurchased	2,741,363
Payable for securities purchased	648,875
Other payables and accrued expenses	65,023

TOTAL LIABILITIES	3,610,361

TOTAL NET ASSETS	$167,152,693

NET ASSETS CONSIST OF:

Capital stock	$132,152
Additional paid-in-capital	144,339,682
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,020,159
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	21,660,700

TOTAL NET ASSETS	$167,152,693

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($167,152,693/13,215,238 shares)	$12.65

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $16,234)	$2,767,511

EXPENSES:

Management fees (Note 3)	1,158,607
Fund accounting and administration fees (Note 3)	47,016
Transfer agent fees (Note 3)	15,558
Directors’ fees (Note 3)	9,511
Chief Compliance Officer service fees (Note 3)	2,556
Custodian fees	10,635
Miscellaneous	119,460

Total Expenses	1,363,343

NET INVESTMENT INCOME	1,404,168

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	5,392,336
Foreign currency and translation of other assets and liabilities	(258)

5,392,078

Net change in unrealized appreciation (depreciation) on-
Investments	5,891,980
Foreign currency and translation of other assets and liabilities	(171)

5,891,809

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	11,283,887

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,688,055

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,404,168	$813,285
Net realized gain (loss) on investments and foreign currency	5,392,078	4,455,514
Net change in unrealized appreciation on investments and foreign currency	5,891,809	12,074,302

Net increase from operations	12,688,055	17,343,101

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(1,890,730)	(842,827)
From net realized gain on investments	(5,248,374)	(3,149,000)

Total distributions to shareholders	(7,139,104)	(3,991,827)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	72,467,767	6,606,115

Net increase in net assets	78,016,718	19,957,389

NET ASSETS:

Beginning of year	89,135,975	69,178,586

End of year (including accumulated net investment loss of $0 and $6,678, respectively)	$167,152,693	$89,135,975

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Financial Highlights

	FOR THE YEARS ENDED		FOR THE PERIOD 11/10/09[1] TO 12/31/09
	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.58	$10.61	$10.00

Income from investment operations:
Net investment income[2]	0.15	0.12	0.02
Net realized and unrealized gain on investments	0.49	2.44	0.62

Total from investment operations	0.64	2.56	0.64

Less distributions to shareholders:
From net investment income	(0.15)	(0.12)	(0.02)
From net realized gain on investments	(0.42)	(0.47)	(0.01)

Total distributions to shareholders	(0.57)	(0.59)	(0.03)

Net asset value - End of period	$12.65	$12.58	$10.61

Net assets - End of period (000’s omitted)	$167,153	$89,136	$69,179

Total return[3]	5.29%	24.40%	6.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.18%	1.20%	1.20%	[4]
Net investment income	1.21%	1.02%	1.43%	[4]
Portfolio turnover	34%	34%	3%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the followingamount:

	N/A	0.01%	0.38%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in real estate-based industries.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Real Estate Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

12

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$21,511,225	$13,035,692	$8,475,533	$ —
Financials	142,840,744	142,840,744	—	—
Industrials	1,683,182	—	1,683,182	—
Utilities	—	—	—	—**
Mutual funds	1,682,473	1,682,473	—	—

Total assets	$167,717,624	$157,558,909	$10,158,715	$ —

* Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

** AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2011. However, there is no cost or market value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

13

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 and the years ended December 31, 2010 and December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

15

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $107,446,437 and $39,367,322, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Real Estate Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,612,390	$78,849,308	938,366	$11,015,288
Reinvested	580,212	7,029,084	326,194	3,931,823
Repurchased	(1,065,703)	(13,410,625)	(694,124)	(8,340,996)

Total	6,126,899	$72,467,767	570,436	$6,606,115

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in partnerships, disallowed expenses, losses

16

Real Estate Series

Notes to Financial Statements

9.	Federal Income Tax Information (continued)

deferred due to wash sales and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2011, amounts were reclassified within the capital accounts to reduce Additional Paid in Capital by $90, increase Undistributed Net Investment Income by $493,240 and reduce Accumulated Net Realized Gain on Investments, Foreign Currency and Translation of Other Assets and Liabilities by $493,150. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$2,396,679	$3,765,261
Long-term capital gains	4,742,425	226,566

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$146,140,630
Unrealized appreciation	25,455,159
Unrealized depreciation	(3,878,165)

Net unrealized appreciation	$21,576,994

Undistributed ordinary income	$247,597
Undistributed long-term gains	$856,336

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

17

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

18

Real Estate Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $121,234 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $4,742,425 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.14%, or if different, the maximum allowable under tax law.

19

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

20

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

22

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNRES-12/11-AR

INTERNATIONAL SERIES

www.manning-napier.com

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

While major U.S. indices managed to squeak out a positive performance in the volatile conditions of 2011, international equities fared far worse, in part due to investor perceptions of economic deterioration in the context of the risk averse environment. For the twelve months ended December 31, 2011, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) fell 13.71%. Similarly, the International Series lost 12.93% for the year, slightly outperforming the benchmark.

Additionally, Manning & Napier has found that measuring performance over market cycles demonstrates a manager’s ability to add value through varying types of environments, both good and bad. The Series has earned an annualized return of 11.13% over the current international market cycle (since April 1, 2003), outpacing the MSCI ACWI ex U.S. Index, which has an annualized return of 10.21% over the same period.

Despite concerns about Europe’s ongoing sovereign debt crisis, the International Series maintained an overweight to Europe during the past year compared to the benchmark. The Advisor has targeted what we consider to be first class European companies that may benefit from sales outside the European area, especially in faster growing developing countries. In our view, many of these stocks have been pulled down with the broader market amid fear surrounding sovereign debt issues, yet they continue to possess attractive long-term fundamentals. Indeed, throughout 2011 the International Series’ largest country weightings included Germany, France, and the United Kingdom. While certain selections in France detracted from relative returns in 2011, holdings in Germany and the United Kingdom contributed to positive relative results. Stock selections and an underweight in Japan versus the benchmark also aided relative performance. The Advisor believes Japan continues to face noteworthy long-term headwinds, including an aging population, persistent deflation, and a significant government debt burden.

In regards to exposure to emerging markets, the Series had an overweight to Brazil and India versus the benchmark in 2011. While this positioning hurt relative returns for the year, we see attractive longer-term growth potential in these markets. Meanwhile, the Series had no direct exposure to China during 2011, which modestly aided relative returns. While China has experienced robust growth, we believe there are risks that China’s bank lending boom could have caused excesses to build up throughout the economy, which could result in a “hard landing” as growth decelerates.

Overall, the European sovereign debt crisis continues to dominate global news, and sentiment related to these crescendos of stress has largely driven market returns. During the fourth quarter, European officials made progress toward a long-term solution, but many questions remain unanswered, and much work is left to be done in right sizing government balance sheets. In most other regions around the world, economic growth is broadly decelerating. The slowdown is particularly visible in emerging markets, but in general these economies are still expanding faster than developed market peers.

Ultimately, we maintain the view that global economic growth will remain slow. In our view, global economies continue to struggle through a host of headwinds, perhaps most notably high government debt burdens and corresponding austerity measures which have become commonplace across much of the developed world. In such a volatile environment, we believe it is important not to get caught up in short-term fluctuations, and instead to focus on long-term fundamentals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series[3]	-12.93%	-0.25%	7.00%	8.01%
S&P 500 Total Return Index[4]	2.12%	-0.24%	2.93%	8.02%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	-13.71%	-2.92%	6.31%	5.96%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2011 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.16%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2011.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$ 800.10	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

International Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 84.3%

Consumer Discretionary - 11.3%
Auto Components - 1.4%
Hankook Tire Co. Ltd. (South Korea)[1]	178,870	$7,034,304

Automobiles - 1.8%
Hero Honda Motors Ltd. (India)[1]	42,450	1,522,116
Maruti Suzuki India Ltd. (India)[1]	44,940	776,055
Yamaha Motor Co. Ltd. (Japan)[1]	566,900	7,169,970

		9,468,141

Hotels, Restaurants & Leisure - 1.4%
Indian Hotels Co. Ltd. (India)[1]	5,669,000	5,798,270
TUI Travel plc (United Kingdom)[1]	635,000	1,637,850

		7,436,120

Household Durables - 1.0%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	783,010	966,790
LG Electronics, Inc. (South Korea)[1]	32,640	2,112,321
Rodobens Negocios Imobiliarios S.A. (Brazil)	367,000	2,189,899

		5,269,010

Media - 4.0%
Mediaset Espana Comunicacion S.A. (Spain)[1]	2,208,600	12,537,093
Reed Elsevier plc - ADR (United Kingdom)	60,311	1,944,427
Societe Television Francaise 1 (France)[1]	108,530	1,055,715
Wolters Kluwer N.V. (Netherlands)[1]	114,447	1,973,631
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	945,000	2,835,046

		20,345,912

Multiline Retail - 0.9%
PPR (France)[1]	31,130	4,443,463

Specialty Retail - 0.8%
Inditex S.A. (Spain)[1]	23,000	1,877,598
Komeri Co. Ltd. (Japan)[1]	67,000	2,059,937

		3,937,535

Total Consumer Discretionary		57,934,485

Consumer Staples - 14.3%
Beverages - 2.2%
Diageo plc (United Kingdom)[1]	322,810	7,053,375
Kirin Holdings Co. Ltd. (Japan)[1]	215,000	2,612,408
United Spirits Ltd. (India)[1]	155,400	1,436,854

		11,102,637

Food & Staples Retailing - 3.3%
Carrefour S.A. (France)[1]	165,082	3,755,901
Casino Guichard-Perrachon S.A. (France)[1]	34,170	2,873,344

The accompanying notes are an integral part of the financial statements.

5

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	165,082	$743,176
President Chain Store Corp. (Taiwan)[1]	352,320	1,918,696
Tesco plc (United Kingdom)[1]	1,217,410	7,617,080

		16,908,197

Food Products - 6.6%
Barry Callebaut AG (Switzerland)[1]	4,400	4,328,869
Danone S.A. (France)[1]	107,012	6,715,250
Nestle S.A. (Switzerland)[1]	105,220	6,042,103
Suedzucker AG (Germany)[1]	90,690	2,888,990
Unilever plc - ADR (United Kingdom)	420,230	14,086,110

		34,061,322

Household Products - 2.0%
Hindustan Unilever Ltd. (India)[1]	250,540	1,921,143
Reckitt Benckiser Group plc (United Kingdom)[1]	164,270	8,101,738

		10,022,881

Personal Products - 0.2%
Kao Corp. (Japan)[1]	47,000	1,282,443

Total Consumer Staples		73,377,480

Energy - 3.7%
Oil, Gas & Consumable Fuels - 3.7%
Petroleo Brasileiro S.A. - ADR (Brazil)	192,000	4,510,080
Repsol YPF S.A. (Spain)[1]	56,900	1,740,868
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	3,363,664
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	6,672,158
Total S.A. (France)[1]	56,580	2,887,151

Total Energy		19,173,921

Financials - 8.2%
Capital Markets - 0.3%
Daiwa Securities Group, Inc. (Japan)[1]	98,000	304,717
Nomura Holdings, Inc. (Japan)[1]	78,900	237,547
OSK Holdings Berhad (Malaysia)[1]	2,089,500	1,173,202

		1,715,466

Commercial Banks - 2.5%
BNP Paribas S.A. (France)[1]	115,830	4,510,343
Credit Agricole S.A. (France)[1]	583,090	3,266,916
Hong Leong Financial Group Berhad (Malaysia)[1]	816,800	3,001,351
Societe Generale S.A. (France)[1]	96,410	2,128,306

		12,906,916

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.1%
ING Groep N.V. (Netherlands)*[1]	65,395	$467,678

Insurance - 3.5%
Allianz SE (Germany)[1]	40,870	3,903,246
AXA S.A. (France)[1]	56,372	728,675
Mapfre S.A. (Spain)[1]	1,877,000	5,936,900
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	40,610	4,976,449
Zurich Financial Services AG (Switzerland)[1]	10,500	2,365,727

		17,910,997

Real Estate Investment Trusts (REITS) - 1.4%
Alstria Office REIT AG (Germany)[1]	595,480	7,080,779

Thrifts & Mortgage Finance - 0.4%
Aareal Bank AG (Germany)*[1]	115,790	2,089,149

Total Financials		42,170,985

Health Care - 11.1%
Health Care Equipment & Supplies - 0.9%
Straumann Holding AG (Switzerland)[1]	25,776	4,439,441

Health Care Providers & Services - 2.3%
Amil Participacoes S.A. (Brazil)	350,000	3,082,965
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	25,000	1,699,500
Odontoprev S.A. (Brazil)	492,000	7,016,325

		11,798,790

Pharmaceuticals - 7.9%
AstraZeneca plc (United Kingdom)[1]	27,960	1,291,519
AstraZeneca plc - ADR (United Kingdom)	229,150	10,607,354
Bayer AG (Germany)[1]	100,000	6,386,328
GlaxoSmithKline plc (United Kingdom)[1]	172,980	3,941,479
Novartis AG - ADR (Switzerland)	49,000	2,801,330
Novo Nordisk A/S - Class B (Denmark)[1]	45,000	5,169,745
Sanofi (France)[1]	26,423	1,931,456
Shire plc (Ireland)[1]	195,160	6,782,557
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	34,900	1,533,000

		40,444,768

Total Health Care		56,682,999

Industrials - 12.4%
Airlines - 0.5%
Deutsche Lufthansa AG (Germany)[1]	206,580	2,457,172

Commercial Services & Supplies - 1.2%
Taiwan Secom Co. Ltd. (Taiwan)[1]	777,210	1,396,258
The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Tomra Systems ASA (Norway)[1]	689,080	$4,606,803

		6,003,061

Construction & Engineering - 0.3%
Larsen & Toubro Ltd. (India)[1]	85,270	1,594,968

Electrical Equipment - 2.3%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	138,000	2,598,540
Alstom S.A. (France)[1]	97,560	2,947,269
Bharat Heavy Electricals Ltd. (India)[1]	150,400	675,678
Schneider Electric S.A. (France)[1]	66,000	3,450,561
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	2,404,712

		12,076,760

Industrial Conglomerates - 2.8%
Siemens AG (Germany)[1]	150,600	14,408,750

Machinery - 2.3%
FANUC Corp. (Japan)[1]	55,000	8,389,274
Jain Irrigation Systems Ltd. (India)[1]	2,125,900	3,457,712
Jain Irrigation Systems Ltd. - DVR (India)*[1]	44,872	29,785

		11,876,771

Professional Services - 0.9%
Qualicorp S.A. (Brazil)*	529,000	4,750,435

Road & Rail - 1.3%
All America Latina Logistica S.A. (Brazil)	1,343,000	6,696,100

Transportation Infrastructure - 0.8%
Malaysia Airports Holdings Berhad (Malaysia)[1]	2,148,700	3,931,234

Total Industrials		63,795,251

Information Technology - 8.8%
Communications Equipment - 0.5%
Alcatel-Lucent - ADR (France)*	1,200,000	1,872,000
D-Link Corp. (Taiwan)[1]	1,120,606	756,111

		2,628,111

Electronic Equipment, Instruments & Components - 2.5%
Hitachi Ltd. (Japan)[1]	1,531,000	7,964,217
Keyence Corp. (Japan)[1]	15,645	3,771,067
Yageo Corp. (Taiwan)[1]	2,931,000	758,025

		12,493,309

Internet Software & Services - 0.9%
NHN Corp. (South Korea)*[1]	23,950	4,389,442

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 1.2%
Cap Gemini S.A. (France)[1]	202,320	$6,290,149

Semiconductors & Semiconductor Equipment - 1.7%
Samsung Electronics Co. Ltd. (South Korea)[1]	5,770	5,307,465
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	275,315	3,554,317

		8,861,782

Software - 2.0%
Aveva Group plc (United Kingdom)[1]	203,000	4,512,738
SAP AG (Germany)[1]	109,970	5,816,481

		10,329,219

Total Information Technology		44,992,012

Materials - 4.9%
Chemicals - 4.5%
Arkema S.A. (France)[1]	1,229	86,360
BASF SE (Germany)[1]	212,000	14,759,066
Linde AG (Germany)[1]	56,000	8,322,279

		23,167,705

Construction Materials - 0.4%
Taiwan Cement Corp. (Taiwan)[1]	1,899,827	2,192,649

Total Materials		25,360,354

Telecommunication Services - 7.5%
Diversified Telecommunication Services - 5.5%
France Telecom S.A. (France)[1]	155,920	2,440,400
France Telecom S.A. - ADR (France)	38,800	607,608
Swisscom AG - ADR (Switzerland)[2]	106,400	4,034,688
Telefonica S.A. - ADR (Spain)	707,000	12,153,330
Telenor ASA - ADR (Norway)[2]	184,380	8,992,213

		28,228,239

Wireless Telecommunication Services - 2.0%
DiGi.com Berhad (Malaysia)[1]	2,842,000	3,476,039
SK Telecom Co. Ltd. - ADR (South Korea)	489,190	6,657,876

		10,133,915

Total Telecommunication Services		38,362,154

Utilities - 2.1%
Electric Utilities - 0.7%
E.ON AG (Germany)[1]	164,441	3,543,720

Multi-Utilities - 0.8%
GDF Suez (France)[1]	51,850	1,408,923

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Multi-Utilities (continued)
National Grid plc (United Kingdom)[1]	286,530	$2,769,516

		4,178,439

Water Utilities - 0.6%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	3,258,973

Total Utilities		10,981,132

TOTAL COMMON STOCKS (Identified Cost $466,432,241)		432,830,773

SHORT-TERM INVESTMENTS - 14.3%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05%, (Identified Cost $73,377,265)	73,377,265	73,377,265

TOTAL INVESTMENTS - 98.6% (Identified Cost $539,809,506)		506,208,038
OTHER ASSETS, LESS LIABILITIES - 1.4%		7,058,695

NET ASSETS - 100%		$513,266,733

ADR- American Depository Receipt

DVR - Differential Voting Rights

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2011.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany 15.3%; United Kingdom 12.4%; France 10.4%.

The accompanying notes are an integral part of the financial statements.

10

International Series

Statement of Assets & Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $539,809,506) (Note 2)	$506,208,038
Cash	58,356
Foreign currency, at value (cost $66,377)	66,436
Receivable for fund shares sold	7,207,959
Dividends receivable	724,679
Foreign tax reclaims receivable	615,213

TOTAL ASSETS	514,880,681

LIABILITIES:
Accrued management fees (Note 3)	426,348
Accrued transfer agent fees (Note 3)	27,692
Accrued fund accounting and administration fees (Note 3)	17,046
Accrued Chief Compliance Officer service fees (Note 3)	251
Accrued directors’ fees (Note 3)	138
Payable for fund shares repurchased	1,016,754
Accrued foreign capital gains tax (Note 2)	367
Other payables and accrued expenses	125,352

TOTAL LIABILITIES	1,613,948

TOTAL NET ASSETS	$513,266,733

NET ASSETS CONSIST OF:

Capital stock	$674,460
Additional paid-in-capital	550,841,737
Distributions in excess of net investment income	(2,580,966)
Accumulated net realized loss on investments foreign currency and translation of other assets and liabilities	(2,050,601)
Net unrealized depreciation on investments (net of foreign capital gains tax of $367), foreign currency and translation of other assets and liabilities	(33,617,897)

TOTAL NET ASSETS	$513,266,733

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($513,266,733/ 67,445,963 shares)	$7.61

The accompanying notes are an integral part of the financial statements.

11

International Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,550,930)	$11,333,747

EXPENSES:

Management fees (Note 3)	4,280,773
Transfer agent fees (Note 3)	107,143
Fund accounting and administration fees (Note 3)	94,609
Directors’ fees (Note 3)	11,140
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	243,284
Miscellaneous	205,882

Total Expenses	4,945,383

NET INVESTMENT INCOME	6,388,364

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(534,215)
Foreign currency, and translation of other assets and liabilities (net of Brazilian tax of $193,951)	(232,517)
Forward foreign currency exchange contracts	(1,467,065)

(2,233,797)

Net change in unrealized appreciation (depreciation) on-
Investments (net of change in accrued foreign capital gains tax of $(156))	(79,592,485)
Foreign currency and translation of other assets and liabilities	(36,327)

(79,628,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(81,862,609)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,474,245)

The accompanying notes are an integral part of the financial statements.

12

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,388,364	$4,612,429
Net realized gain (loss) on investments and foreign currency	(2,233,797)	10,786,362
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(79,628,812)	18,861,257

Net increase (decrease) from operations	(75,474,245)	34,260,048

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(6,221,472)	(6,327,558)
From net realized gain on investments	(447,449)	(11,801,674)

Total distributions to shareholders	(6,668,921)	(18,129,232)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	278,211,397	33,967,286

Net increase in net assets	196,068,231	50,098,102

NET ASSETS:

Beginning of year	317,198,502	267,100,400

End of year (including distributions in excess of net investment income of $2,580,966 and $2,564,313, respectively)	$513,266,733	$317,198,502

The accompanying notes are an integral part of the financial statements.

13

International Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.85	$8.39	$6.57	$10.87	$9.84

Income (loss) from investment operations:
Net investment income	0.13 [1]	0.14 [1]	0.14 [1]	0.22	0.15
Net realized and unrealized gain (loss) on investments	(1.26)	0.86	2.10	(3.82)	1.12

Total from investment operations	(1.13)	1.00	2.24	(3.60)	1.27

Less distributions to shareholders:
From net investment income	(0.10)	(0.19)	(0.16)	(0.21)	(0.14)
From net realized gain on investments	(0.01)	(0.35)	(0.26)	(0.49)	(0.10)

Total distributions to shareholders	(0.11)	(0.54)	(0.42)	(0.70)	(0.24)

Net asset value - End of year	$7.61	$8.85	$8.39	$6.57	$10.87

Net assets - End of year (000’s omitted)	$513,267	$317,199	$267,100	$182,273	$270,080

Total return[2]	(12.82%)	12.04%	34.23%	(33.25%)	13.01%
Ratios (to average net assets)/ Supplemental Data:
Expenses**	1.16%	1.15%	1.15%	1.15%	1.16%
Net investment income	1.49%	1.68%	1.90%	2.49%	1.47%
Portfolio turnover	7%	13%	17%	9%	20%

*Effective December 31, 2011, the shares of the Series have been redesignated as Class S.
** For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%[3]	0.00%[3]	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective December 31, 2011, the shares of the Series have been redesignated as Class S Shares. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as International Series Class S common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

15

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$57,934,485	$5,101,116	$52,833,369	$—
Consumer Staples	73,377,480	14,086,110	59,291,370	—
Energy	19,173,921	11,182,238	7,991,683	—
Financials	42,170,985	—	42,170,985	—
Health Care	56,682,999	25,207,474	31,475,525	—
Industrials	63,795,251	14,045,075	49,750,176	—
Information Technology	44,992,012	5,426,317	39,565,695	—
Materials	25,360,354	—	25,360,354	—
Telecommunication Services	38,362,154	19,418,814	18,943,340	—
Utilities	10,981,132	3,258,973	7,722,159	—
Mutual funds	73,377,265	73,377,265	—	—

Total assets	$506,208,038	$171,103,382	$335,104,656	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITIES
Balance as of December 31, 2010 (market value)	$36,734
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Expiration of Rights	(36,734)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—

Balance as of December 31, 2011 (market value)	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following close of local trading. Such securities are included in Level 2 in the table above.

16

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts were held by the Series during the period April through October of 2011. The average volume of derivative activity (measured in terms of notional) during the aforementioned period was approximately $15 million. As of December 31, 2011, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series record is an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

Effective December 31, 2011, the Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets. Prior to December 31, 2011, the Fund paid a fee, computed daily and payable monthly at an annual rate of 1.00% pursuant to the previous Investment Advisory Agreement with the Advisor.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Effective December 31, 2011, the shares of the Series, which previously did not have a class name designation, have been redesignated as Class S shares. The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

In conjunction with the Agreement, effective December 31, 2011, the Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’s shareholder services fee, at no more than 0.85% of average daily net assets. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

19

International Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $238,150,917 and $26,778,726, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of International Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	39,738,147	$345,262,813	4,885,983	$40,773,050
Reinvested	858,309	6,430,759	2,043,894	17,734,979
Repurchased	(8,992,251)	(73,482,175)	(2,930,271)	(24,540,743)

Total	31,604,205	$278,211,397	3,999,606	$33,967,286

Approximately 54% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, post-October losses, disallowed expenses, late-year ordinary losses and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

International Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$6,668,921	$12,805,548
Long-term capital gains	—	5,323,684

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$542,058,457
Unrealized appreciation	48,501,360
Unrealized depreciation	(84,351,779)

Net unrealized depreciation	$(35,850,419)

Undistributed ordinary income	$107,402

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $2,050,601 of post-October short-term capital losses and $439,417 of late-year ordinary losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

21

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

22

International Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $7,372,206 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2011. The Series had $7,086,459 in foreign source income and paid foreign taxes of $1,001,813.

23

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

24

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

26

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

27

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNINT-12/11-AR

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

WORLD OPPORTUNITIES SERIES

www.manning-napier.com

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

While major U.S. indices managed to squeak out a positive performance in the volatile conditions of 2011, international equities fared far worse, in part due to investor perceptions of economic deterioration in the context of the risk adverse environment. For the twelve months ending December 31, 2011, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) fell 13.71%. Similarly, the World Opportunities Series lost 16.14% for the year, trailing the benchmark.

While short-term performance is negative on an absolute and relative basis, Manning & Napier has found that measuring performance over market cycles demonstrates a manager’s ability to add value through varying types of environments, both good and bad. The Series has earned an annualized return of 10.25% over the current international market cycle (since April 1, 2003), essentially matching the MSCI ACWI ex U.S. Index, which has an annualized return of 10.21% over the same period.

For the full year, underperformance was primarily a result of specific stock selections. Investments within Energy, Health Care, Industrials, and Consumer Discretionary hurt returns relative to the benchmark. In large part, these investments were companies the Advisor perceived as possessing long-term growth drivers that were exposed to favorable industry trends. For example, within Health Care, the Series had a thematic exposure to life science and diagnostic related companies, and within the Energy sector the Series maintained holdings in oil services companies. As investors flocked to larger, more defensive companies, many of these more growth-oriented companies suffered losses. Meanwhile, specific holdings within the Materials sector made a positive impact on relative performance. Sector positioning helped offset some of the weakness from stock selection in 2011. More specifically, a large overweight to Consumer Staples and Health Care (as compared to the benchmark) aided relative returns, as did a notable underweight to Financials.

From a country standpoint, specific holdings in Canada, France, Japan, Switzerland, and the Netherlands challenged relative results. However, an overweight to Ireland versus the benchmark helped relative performance for the year. Overall, the portfolio maintains a relatively large allocation to Europe and a relatively small allocation to the Pacific region (i.e., Japan). In Europe, the Advisor continues to seek strong, multinational companies that have clear growth drivers yet are being pulled down by the ongoing stresses related to the sovereign debt crisis.

Overall, the European sovereign debt crisis continues to dominate global news, and sentiment related to these crescendos of stress has largely driven market returns. During the fourth quarter, European officials made progress toward a long-term solution, but many questions remain unanswered and much work is left to be done in right sizing government balance sheets. In most other regions around the world, economic growth is broadly decelerating. The slowdown is particularly visible in emerging markets, but in general these economies are still expanding faster than developed market peers. Ultimately, we maintain the view that global economic growth will remain slow. In our view, global economies continue to struggle through a host of headwinds, perhaps most notably high government debt burdens and corresponding austerity measures which have become commonplace across much of the developed world.

Manning & Napier feels strongly that in this slow economic growth environment, it is important to focus on those companies with strong organic growth drivers. As a result, the Advisor continues to identify and pursue companies that we believe are well positioned for the long-term and meet the requirements of our investment strategies and pricing disciplines. Amid a muted economic backdrop, the Advisor is focusing on high-quality companies with sustainable competitive advantages that are winning the battle for growth. Many of these companies have displayed an ability to successfully compete and gain market share in faster growing foreign markets. Given our view of the enduring nature of the current slow growth environment, we’re also investing in companies that are less dependent on the economy and/or government spending as a significant source of revenue.

1

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Ultimately, Manning & Napier believes that fundamentals are the driver of long-term returns. With more than 40 years of experience investing based on company-specific fundamentals, Manning & Napier continues to carefully build our portfolios on a security by security basis. We believe that maintaining discipline and staying true to our active management investment philosophy will best aid us in helping our clients meet their long-term investment objectives.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

World Opportunities Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	-16.14%	-2.54%	6.73%	7.84%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[4]	-13.71%	-2.92%	6.31%	4.45%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2011 to the MSCI All Country World Index ex U.S.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 1.09%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for the year ended December 31, 2011.

4The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

3

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$ 785.60	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

World Opportunities Series

Portfolio Composition as of December 31, 2011

(unaudited)

Country Allocation[1]

Cash, short-term investments, and liabilities, less other assets - 2.6%
Miscellaneous[2] - 6.3%
United States - 4.0%
United Kingdom - 12.1%
Switzerland - 10.4%
Spain - 4.2%
Norway - 2.3%
Netherlands - 8.3%
Australia - 2.8%
Brazil - 3.9%
Canada - 6.0%
China - 4.1%
France - 13.5%
Germany - 4.9%
Guernsey - 3.8%
Ireland - 5.0%
Japan - 5.8%

[1]As a percentage of net assets.
[2]Miscellaneous
- Belgium 1.6%
- Bermuda 0.2%
- Denmark 0.2%
- Greece 0.2%
- Italy 1.0%
- Mexico 1.7%
- Sweden 0.8%
- Thailand 0.6%

Sector Allocation[3]

Telecommunication Services - 1.6%
Cash, short-term investments, and liabilities, less other assets - 2.6%
Materials - 7.2%
Consumer Discretionary - 13.5%
Information Technology - 12.5%
Consumer Staples - 20.5%
Industrials - 12.9%
Energy - 9.9%
Health Care - 12.9%
Financials - 6.4%

[3]As a percentage of net assets.

5

World Opportunities Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 13.5%
Automobiles - 2.2%
Suzuki Motor Corp. (Japan)[1]	3,120,100	$64,243,078
Toyota Motor Corp. (Japan)[1]	1,959,400	64,791,713

		129,034,791

Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes S.A. (Brazil)	2,333,190	25,142,538

Hotels, Restaurants & Leisure - 2.0%
Accor S.A. (France)[1]	3,563,690	89,810,103
Ctrip.com International Ltd. - ADR (China)*	1,289,100	30,164,940

		119,975,043

Internet & Catalog Retail - 0.2%
Ocado Group plc (United Kingdom)*[1]	11,196,880	9,439,638

Media - 6.3%
Grupo Televisa S.A. - ADR (Mexico)	4,784,710	100,765,993
Imax Corp. (Canada)*	2,375,320	43,539,616
Liberty Global, Inc. - Class A (United States)*	1,602,290	65,741,959
Societe Television Francaise 1 (France)[1,2]	10,709,300	104,173,664
Virgin Media, Inc. - ADR (United Kingdom)	3,013,790	64,434,830

		378,656,062

Multiline Retail - 1.3%
Marks & Spencer Group plc (United Kingdom)[1]	16,391,740	79,168,248

Textiles, Apparel & Luxury Goods - 1.1%
Adidas AG (Germany)[1]	1,003,550	65,203,581

Total Consumer Discretionary		806,619,901

Consumer Staples - 19.9%
Beverages - 3.0%
Anheuser-Busch InBev N.V. (Belgium)[1]	1,595,830	97,398,500
Heineken N.V. (Netherlands)[1]	1,811,710	83,873,509

		181,272,009

Food & Staples Retailing - 6.9%
Carrefour S.A. (France)[1]	5,065,820	115,256,154
Distribuidora Internacional de Alimentacion S.A. (Spain)*[1]	4,013,930	18,070,150
Koninklijke Ahold N.V. (Netherlands)[1]	8,700,330	116,937,367
Tesco plc (United Kingdom)[1]	26,222,140	164,066,461

		414,330,132

Food Products - 6.7%
Danone S.A. (France)[1]	2,551,370	160,104,357
Nestle S.A. (Switzerland)[1]	2,241,560	128,718,274

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	3,359,970	$112,626,194

		401,448,825

Household Products - 1.1%
Reckitt Benckiser Group plc (United Kingdom)[1]	1,267,420	62,508,701

Personal Products - 2.2%
Beiersdorf AG (Germany)[1]	1,130,180	64,045,979
Natura Cosmeticos S.A. (Brazil)	3,293,700	64,028,716

		128,074,695

Total Consumer Staples		1,187,634,362

Energy - 9.9%
Energy Equipment & Services - 6.3%
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	4,377,680	101,614,415
Petroleum Geo-Services ASA (Norway)*[1]	3,382,860	36,868,116
Schlumberger Ltd. (United States)	2,539,640	173,482,808
Trican Well Service Ltd. (Canada)	3,781,480	65,143,533

		377,108,872

Oil, Gas & Consumable Fuels - 3.6%
Cameco Corp. (Canada)	5,089,980	91,874,139
Talisman Energy, Inc. (Canada)	9,680,440	123,339,496

		215,213,635

Total Energy		592,322,507

Financials - 6.4%
Commercial Banks - 3.2%
Banco Santander S.A. (Spain)[1]	12,443,140	94,003,369
HSBC Holdings plc (United Kingdom)[1]	12,696,610	96,925,780

		190,929,149

Diversified Financial Services - 2.1%
Deutsche Boerse AG (Germany)*[1]	2,402,070	125,718,779

Insurance - 1.1%
Mapfre S.A. (Spain)[1]	19,628,330	62,083,876

Total Financials		378,731,804

Health Care - 12.9%
Health Care Equipment & Supplies - 3.6%
Getinge AB - Class B (Sweden)[1]	1,970,280	49,821,857
Mindray Medical International Ltd. - ADR (China)[2]	5,137,290	131,720,116
Straumann Holding AG (Switzerland)[1]	191,170	32,925,512

		214,467,485

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 3.6%
BML, Inc. (Japan)[1]	412,100	$9,719,381
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	24,313,600	35,804,186
Sonic Healthcare Ltd. (Australia)[1]	14,553,430	167,746,148

		213,269,715

Life Sciences Tools & Services - 5.5%
Lonza Group AG (Switzerland)[1,2]	4,181,250	246,370,022
QIAGEN N.V. (Netherlands)*[1]	4,679,010	64,422,692
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	1,919,730	21,193,819

		331,986,533

Pharmaceuticals - 0.2%
Santen Pharmaceutical Co. Ltd. (Japan)[1]	261,900	10,815,795

Total Health Care		770,539,528

Industrials - 12.9%
Aerospace & Defense - 1.1%
European Aeronautic Defence and Space Co. N.V. (Netherlands)[1]	2,110,410	65,716,004

Air Freight & Logistics - 1.9%
PostNL N.V. (Netherlands)[1]	12,025,866	38,156,431
TNT Express N.V. (Netherlands)[1]	10,036,647	74,752,464

		112,908,895

Airlines - 3.3%
Ryanair Holdings plc - ADR (Ireland)*	7,030,194	195,861,205

Commercial Services & Supplies - 0.8%
Edenred (France)[1]	1,997,650	49,002,307

Electrical Equipment - 1.7%
Nexans S.A. (France)[1]	819,450	42,316,838
Prysmian S.p.A. (Italy)[1]	5,021,370	62,042,661

		104,359,499

Machinery - 0.6%
Westport Innovations, Inc. (Canada)*	1,059,290	35,210,800

Marine - 0.5%
D/S Norden (Denmark)[1]	393,050	9,179,340
Diana Shipping, Inc. - ADR (Greece)*	1,292,810	9,670,219
Pacific Basin Shipping Ltd. (Bermuda)[1,3]	24,568,190	9,809,410

		28,658,969

Professional Services - 1.7%
Adecco S.A. (Switzerland)[1]	1,212,240	50,521,653
Randstad Holding N.V. (Netherlands)[1]	1,665,340	48,989,955

		99,511,608

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.8%
All America Latina Logistica S.A. (Brazil)	9,929,620	$49,508,359

Transportation Infrastructure - 0.5%
Groupe Eurotunnel S.A. (France)[1]	4,376,060	29,688,462

Total Industrials		770,426,108

Information Technology - 12.5%
Communications Equipment - 0.9%
Alcatel-Lucent - ADR (France)*	34,560,340	53,914,130

Electronic Equipment, Instruments & Components - 0.9%
Nippon Electric Glass Co. Ltd. (Japan)[1]	5,502,000	54,162,987

Internet Software & Services - 1.1%
Tencent Holdings Ltd. (China)[1]	3,179,000	63,654,291

IT Services - 7.8%
Amadeus IT Holding S.A. - Class A (Spain)[1]	3,017,690	48,730,153
Amdocs Ltd. - ADR (Guernsey)*	8,011,090	228,556,398
Cap Gemini S.A. (France)[1]	2,004,980	62,335,029
Cielo S.A. (Brazil)	1,840,450	47,559,142
Indra Sistemas S.A. (Spain)[1]	2,342,540	29,698,584
Redecard S.A. (Brazil)	2,951,960	46,196,334

		463,075,640

Semiconductors & Semiconductor Equipment - 1.8%
Advantest Corp. (Japan)[1]	1,375,000	13,058,276
Sumco Corp. (Japan)*[1]	4,235,500	31,178,727
Tokyo Electron Ltd. (Japan)[1]	1,273,100	64,504,951

		108,741,954

Total Information Technology		743,549,002

Materials - 7.2%
Chemicals - 4.4%
Johnson Matthey plc (United Kingdom)[1]	4,586,960	130,690,930
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	666,800	32,753,085
Syngenta AG (Switzerland)[1]	338,510	99,471,347

		262,915,362

Construction Materials - 2.8%
CRH plc (Ireland)[1]	5,255,350	104,310,825
Holcim Ltd. (Switzerland)[1]	1,189,900	63,427,740

		167,738,565

Total Materials		430,653,927

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.6%
Telenor ASA (Norway)[1]	6,003,370	$98,237,732

TOTAL COMMON STOCKS
(Identified Cost $6,933,331,855)		5,778,714,871

PREFERRED STOCKS - 0.6%

Consumer Staples - 0.6%
Household Products - 0.6%
Henkel AG & Co. KGaA (Germany)[1]
(Identified Cost $31,003,941)	613,130	35,345,757

SHORT-TERM INVESTMENTS - 2.9%

Dreyfus Cash Management, Inc. - Institutional Shares[4] , 0.05%,
(Identified Cost $170,219,124)	170,219,124	170,219,124

TOTAL INVESTMENTS - 100.3%
(Identified Cost $7,134,554,920)		5,984,279,752
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(17,250,901)

NET ASSETS - 100%		$5,967,028,851

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Affiliated company as defined by the Investment Company Act of 1940.

3Traded on Hong Kong exchange.

4Rate shown is the current yield as of December 31, 2011.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

France - 13.5%; United Kingdom - 12.1%; Switzerland - 10.4%.

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $7,134,554,920) (Note 2)	$5,984,279,752
Foreign currency (identified cost $7,868,838)	7,898,013
Cash	2,172
Receivable for fund shares sold	22,511,755
Receivable for securities sold	18,854,061
Foreign tax reclaims receivable	9,410,333
Dividends receivable	6,595,981

TOTAL ASSETS	6,049,552,067

LIABILITIES:

Accrued management fees (Note 3)	5,394,032
Accrued transfer agent fees (Note 3)	413,382
Accrued fund accounting and administration fees (Note 3)	149,624
Accrued directors’ fees (Note 3)	7,112
Accrued Chief Compliance Officer service fees (Note 3)	251
Payable for fund shares repurchased	47,089,612
Payable for securities purchased	28,620,679
Other payables and accrued expenses	848,524

TOTAL LIABILITIES	82,523,216

TOTAL NET ASSETS	$5,967,028,851

NET ASSETS CONSIST OF:

Capital stock	$9,003,312
Additional paid-in-capital	7,236,560,825
Undistributed net investment income	2,798,682
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(131,039,835)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(1,150,294,133)

TOTAL NET ASSETS	$5,967,028,851

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($5,967,028,851/900,331,210 shares)	$6.63

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $23,226,499)	$290,984,863

EXPENSES:

Management fees (Note 3)	74,105,327
Transfer agent fees (Note 3)	2,199,652
Fund accounting and administration fees (Note 3)	986,702
Directors’ fees (Note 3)	198,714
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	1,601,284
Miscellaneous	1,349,257

Total Expenses	80,443,488

NET INVESTMENT INCOME	210,541,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	174,766,983
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $5,190,206)	(8,131,747)

166,635,236

Net change in unrealized appreciation (depreciation) on-
Investments	(1,794,109,771)
Foreign currency and translation of other assets and liabilities	(503,970)

(1,794,613,741)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,627,978,505)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,417,437,130)

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$210,541,375	$50,986,375
Net realized gain (loss) on investments and foreign currency	166,635,236	142,638,736
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,794,613,741)	299,834,418

Net increase (decrease) from operations	(1,417,437,130)	493,459,529

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(211,565,406)	(51,336,546)
From net realized gain on investments	(300,648,970)	(128,844,230)

Total distributions to shareholders	(512,214,376)	(180,180,776)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,441,254,223	1,224,687,957

Net increase (decrease) in net assets	(488,397,283)	1,537,966,710

NET ASSETS:

Beginning of year	6,455,426,134	4,917,459,424

End of year (including undistributed net investment income of $2,798,682 and distributions in excess of net investment income of $493,000, respectively)	$5,967,028,851	$6,455,426,134

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10	12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.61	$8.12	$5.88		$10.07	$9.58

Income (loss) from investment operations:
Net investment income	0.24 [1,2]	0.07 [1]	0.04	[1]	0.10	0.05
Net realized and unrealized gain (loss) on investments	(1.64)	0.67	2.26		(4.08)	1.36

Total from investment operations	(1.40)	0.74	2.30		(3.98)	1.41

Less distributions to shareholders:
From net investment income	(0.24)	(0.07)	(0.06)		(0.03)	(0.05)
From net realized gain on investments	(0.34)	(0.18)	—		(0.18)	(0.87)

Total distributions to shareholders	(0.58)	(0.25)	(0.06)		(0.21)	(0.92)

Net asset value - End of year	$6.63	$8.61	$8.12		$5.88	$10.07

Net assets - End of year
(000’s omitted)	$5,967,029	$6,455,426	$4,917,459		$1,340,057	$841,864

Total return[3]	(16.14% )	9.23%	39.12%		(40.07% )	15.13%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.09%	1.11%	1.17%		1.16%	1.14%
Net investment income	2.84% [2]	0.92%	0.60%		2.17%	0.75%
Portfolio turnover	52%	39%	42%		34%	49%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00% [4]	0.00%	[4]	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Includes a special dividend paid by one of the Series’ securities during the year. Without the special dividend, the Series’ net investment income per share, total return and net investment income ratio would have been $0.11, (17.71%) and 1.30%, respectively.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies from outside the United States.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

	$5,984,279,752	$5,984,279,752	$5,984,279,752	$5,984,279,752
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$806,619,901	$329,789,876	$476,830,025	$—
Consumer Staples	1,187,634,362	176,654,910	1,010,979,452	—
Energy	592,322,507	453,839,976	138,482,531	—
Financials	378,731,804	—	378,731,804	—
Health Care	770,539,528	152,913,935	617,625,593	—
Industrials	770,426,108	290,250,583	480,175,525	—
Information Technology	743,549,002	376,226,004	367,322,998	—
Materials	430,653,927	—	430,653,927	—
Telecommunication Services	98,237,732	—	98,237,732	—
Preferred securities:
Consumer Staples	35,345,757	—	35,345,757	—
Mutual funds	170,219,124	170,219,124	—	—

Total assets	$5,984,279,752	$1,949,894,408	$4,034,385,344	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

16

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Recent Accounting Standard (continued)

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in securities of affiliated companies for the year ended December 31, 2011:

NAME OF ISSUER	VALUE AT 12/31/10	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/11	SHARES HELD AT 12/31/11	DIVIDEND INCOME 12/31/10 THROUGH 12/31/11	NET REALIZED GAIN (LOSS) 12/31/10 THROUGH 12/31/11
Lonza Group AG (Switzerland)*	$196,804,090	$128,074,939	$—	$246,370,022	4,181,250	$7,227,759	$—
Mindray Medical International Ltd. - ADR (China)**	$23,525,040	$129,562,261	$14,541,062	$131,720,116	5,137,290	$869,247	$(583,190)
Societe Television Francaise 1 (France)***	$151,698,085	$ 56,660,432	$22,406,841	$104,173,664	10,709,300	$7,287,492	$(8,931,169)

17

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Affiliated Companies (continued)

* Security was an affiliated company for the period January 28, 2011 - December 31, 2011.

** Security was an affiliated company for the period June 27, 2011 - December 31, 2011.

*** Security was an affiliated company for the period September 9, 2011 - December 31, 2011.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

18

World Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $4,929,719,381 and $3,698,996,946, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	429,725,249	$3,613,514,759	380,543,895	$3,072,871,491
Reinvested	63,389,852	412,740,391	17,838,209	148,727,024
Repurchased	(342,840,413)	(2,585,000,927)	(253,809,235)	(1,996,910,558)

Total	150,274,688	$1,441,254,223	144,572,869	$1,224,687,957

Approximately 2% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. In addition, one shareholder owned 108,166,129 shares (12.01% of shares outstanding) valued at $717,141,434. Investment activities of this shareholder may have a material effect on the Series.

6.	Line of Credit

The Series entered into a $50 million credit facility (the “line of credit”) with Bank of New York Mellon on June 9, 2011. The Series may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Series pays an annual commitment fee on the unused portion of the line of credit

19

World Opportunities Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

which amounted to $49,336 for the period June 9, 2011 to December 31, 2011, which is included in miscellaneous expenses in the Statement of Operations. Interest on the used portion is charged to the Series based on rates determined pursuant to the terms of the agreement at the time of borrowing. During the period June 9, 2011 to December 31, 2011, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2011.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in passive foreign investment companies (PFICs), foreign currency contracts, losses deferred due to wash sales, late-year ordinary losses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/11	ENDED 12/31/10
Ordinary income	$239,945,364	$115,460,480
Long-term capital gains	272,269,012	64,720,296

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $58,508,071 and $32,006,407 of post-October short-term and long-term capital losses, respectively, and $1,297,943 of late-year ordinary losses.

20

World Opportunities Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$7,175,017,032
Unrealized appreciation	188,501,184
Unrealized depreciation	(1,379,238,464)

Net unrealized depreciation	$(1,190,737,280)

Undistributed ordinary income	$4,159,904

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

21

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

22

World Opportunities Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $252,504,742 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $272,269,012 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.17%.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2011. The Series had $223,909,481 in foreign source income and paid foreign taxes of $12,559,378.

23

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

24

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

26

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

27

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNWOP-12/11-AR

MANNING & NAPIER

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

OHIO TAX EXEMPT SERIES

www.manning-napier.com

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks world-wide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, general risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The BoA Merrill Lynch 1-12 Year Municipal Bond Index earned a solid 7.58% in 2011, and the Ohio Tax Exempt Series outpaced its benchmark for the year, posting returns of 8.65%.

Despite fairly negative headlines during the earlier part of the year, municipal bonds rebounded and posted strong returns in 2011. Given the inverse relationship between bond prices and yields, as municipal bond prices rose, yields decreased across the yield curve toward the latter half of 2011 and reached historical lows. Municipal yields, however, remain attractive relative to U.S. Treasuries.

With reference to the Series specifically, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the relative safety and liquidity of such issues justifies the bias. Additionally, because bonds in the long-term maturity range have longer durations, they profit the most from a decrease in yields. Accordingly, approximately 45% of the Series’ securities are in the long-term range, whereas the benchmark holds no long-term securities. Further, the Series continues to focus on high quality bonds, with emphasis on the underlying credit rather than on the bond insurer; a high quality bias provides additional security in the midst of a tough credit environment. Over the course of the year, the Advisor pared back on the duration of the Series and implemented a maturity structure where a majority of the Series’ holdings are concentrated in both short and long maturity ranges. In general, this overall positioning helped contribute to the Series’ relative out performance for the year.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mind set, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	8.65%	4.54%	4.44%	4.53%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	7.58%	5.47%	5.15%	5.28%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2011 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 0.80%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.80% for the year ended December 31, 2011.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the on going costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,035.10	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 95.6%

Akron, Recreational Facilities Impt., G.O. Bond	6.500%	11/1/2015	Aa3	$300,000	$364,800
Akron, Various Purposes Impt., G.O. Bond	4.250%	12/1/2028	AA2	200,000	204,300
Akron, Various Purposes Impt., Series B, G.O. Bond	5.000%	12/1/2031	AA2	300,000	319,971
Allen East Local School District, Prerefunded Balance, G.O. Bond, AMBAC	4.300%	12/1/2017	WR3	285,000	315,917
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A1	200,000	233,350
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	Aa3	15,000	16,225
Brunswick, Limited Tax, Capital Impt., G.O. Bond	4.000%	12/1/2025	Aa2	100,000	106,499
Butler County, Water & Sewer, G.O. Bond	2.500%	12/1/2014	Aa1	100,000	105,014
Canal Winchester Local School District, G.O. Bond, AGM	4.250%	12/1/2027	Aa3	500,000	513,380
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	12/1/2025	A1	1,355,000	1,548,155
Cincinnati City School District, Construction & Impt., G.O. Bond, FGRNA	5.250%	12/1/2025	Aa2	600,000	740,556
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	6/1/2016	Aa2	200,000	209,102
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2020	Aa2	315,000	342,849
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2024	Aa2	500,000	544,205
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2031	Aa2	1,170,000	1,273,440
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2014	Aaa	200,000	225,490
Cincinnati, Series B, G.O. Bond	1.500%	12/1/2014	Aa1	360,000	368,939
Cincinnati, Various Purposes Impt., Series A, G.O. Bond	2.000%	12/1/2014	Aa1	250,000	259,817
Cincinnati, Various Purposes Impt., Series B, G.O. Bond	4.250%	12/1/2026	Aa1	170,000	184,273
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	4.000%	1/1/2014	Aa1	500,000	534,310
Columbus City School District, Facilities Construction & Impt., G.O. Bond	4.500%	12/1/2029	Aa2	500,000	526,730
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	4.250%	12/1/2032	Aa2	500,000	503,295
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2026	Aa2	250,000	283,210
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2029	Aa2	1,000,000	1,132,840
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2032	Aa2	300,000	337,686
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	250,000	278,013
Columbus, Public Impt., Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2019	Aaa	895,000	995,285
Columbus, Public Impt., Series A, G.O. Bond	4.000%	6/1/2013	Aaa	500,000	525,815
Columbus, Public Impt., Series D, G.O. Bond	5.000%	12/15/2013	Aaa	100,000	108,970

The accompanying notes are an integral part of the financial statements.

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Columbus, Series A, G.O. Bond	5.000%	6/15/2013	Aaa	$200,000	$213,500
Columbus, Various Purposes Impt., Series B, G.O. Bond	5.000%	9/1/2014	Aaa	400,000	446,648
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	468,816
Delaware County, Public Impt., Series A, G.O. Bond	4.000%	12/1/2015	Aa1	250,000	281,230
Delaware County, Series B, G.O. Bond	4.000%	12/1/2015	Aa1	200,000	224,984
Dublin City School District, Prerefunded Balance, G.O. Bond	5.375%	12/1/2017	Aaa	100,000	104,691
Eaton Community City Schools, G.O. Bond, FGRNA	4.125%	12/1/2026	Aa2	500,000	512,405
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa2	200,000	243,822
Fairview Park City School District, G.O. Bond, NATL	5.000%	12/1/2029	Aa3	315,000	329,783
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2027	Aaa	500,000	553,855
Gahanna, Public Impt., G.O. Bond, NATL	4.250%	12/1/2014	Aa1	100,000	110,149
Green, G.O. Bond	2.000%	12/1/2014	AA2	285,000	295,437
Greene County, Limited Tax, G.O. Bond	4.500%	12/1/2035	Aa2	415,000	428,853
Greene County, Revenue Bond	3.500%	12/1/2026	Aa2	300,000	300,909
Hamilton County, Series A, Revenue Bond, NATL	5.250%	12/1/2012	Aa2	500,000	523,175
Hamilton County, Sewer Impt., Series A, Revenue Bond	3.750%	12/1/2015	Aa2	200,000	221,764
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2032	Aa2	100,000	108,146
Hamilton Waterworks System, Series A, Revenue Bond, AGC	4.625%	10/15/2029	Aa3	100,000	104,826
Hamilton, Series A, Revenue Bond, AGC	4.125%	10/15/2023	Aa3	120,000	129,738
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	223,012
Harrison, Various Purposes Impt., G.O. Bond, AGM	5.250%	12/1/2038	Aa3	275,000	306,419
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2036	Aa2	450,000	474,647
Ironton City School District, G.O. Bond, NATL	4.250%	12/1/2028	Baa1	500,000	497,595
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2015	Aa2	225,000	255,591
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2019	Aa2	705,000	800,852
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	WR3	500,000	505,075
Licking Heights Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.250%	12/1/2023	Aa2	1,140,000	1,270,701
Lima, Revenue Bond, AGM	4.300%	12/1/2029	Aa3	200,000	214,320
Lorain County, Sewer System Impt., G.O. Bond	5.000%	12/1/2039	Aa2	200,000	216,986
Loveland City School District, G.O. Bond, AGM	5.000%	12/1/2015	Aa2	300,000	346,395
Lucas County, G.O. Bond	3.000%	12/1/2012	Aa2	200,000	204,660
Lucas County, Sewer & Water District Impt., G.O. Bond	4.100%	12/1/2027	AA2	100,000	107,219

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Mahoning County, Various Purposes Impt., Series B, G.O. Bond, AGC	4.375%	12/1/2035	Aa3	$300,000	$314,901
Marion, Limited Tax, Various Purposes Impt., Series A, G.O. Bond, AGM	4.300%	12/1/2030	Aa3	100,000	107,127
Marysville, Sewer & Wastewater, Revenue Bond, AGC, XLCA	4.750%	12/1/2046	Aa3	180,000	178,716
Marysville, Various Purposes Impt., G.O. Bond	2.000%	12/1/2013	Aa3	155,000	158,535
Mason, Limited Tax, Various Purposes Impt., G.O. Bond	4.250%	12/1/2027	Aaa	925,000	974,895
Massillon City School District, Various Purposes Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/1/2014	Baa1	100,000	103,429
Maumee City School District, G.O. Bond, AGM	4.600%	12/1/2031	Aa3	260,000	263,489
Mentor City, Public Impt., G.O. Bond	2.000%	12/1/2014	Aa1	200,000	207,012
Miami County, Various Purposes Impt., G.O. Bond	2.000%	12/1/2013	Aa2	300,000	307,035
Miamisburg City School District, G.O. Bond	5.000%	12/1/2033	Aa2	250,000	265,127
Middletown, Public Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa2	230,000	270,901
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa2	100,000	118,941
Montgomery County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2012	Aa1	200,000	208,766
Mount Healthy City School District, G.O. Bond, AGM .	5.000%	12/1/2031	Aa3	200,000	212,264
Muskingum County, Limited Tax, Various Purposes Impt., G.O. Bond, AGC	4.300%	12/1/2028	Aa2	145,000	155,573
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa1	45,000	45,902
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa1	85,000	86,703
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aa1	95,000	96,904
North Royalton, Various Purposes Impt., G.O. Bond	5.250%	12/1/2028	Aa2	1,025,000	1,137,012
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue Bond	5.250%	12/1/2017	AAA[2]	270,000	300,955
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa	200,000	234,028
Ohio State Water Development Authority, Pure Water, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	25,000	28,070
Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	12/1/2023	Aaa	575,000	658,225
Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond, NATL	5.000%	12/1/2030	Aa1	180,000	195,914
Ohio State, Conservation Project, Series A, G.O. Bond	5.000%	9/1/2013	Aa1	350,000	377,041
Ohio State, Public Impt., Series A, G.O. Bond	5.000%	2/1/2014	Aa1	250,000	272,960
Ohio State, School Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	6/15/2015	Aa1	300,000	333,069

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Olentangy Local School District, Series A, G.O. Bond, AGM	4.500%	12/1/2032	Aa1	$800,000	$824,888
Otsego Local School District, Prerefunded Balance, G.O. Bond, AGM	4.300%	12/1/2016	Aa3	100,000	110,848
Pickerington Local School District, G.O. Bond, NATL .	4.250%	12/1/2034	Aa2	230,000	223,424
Portsmouth City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2023	Aa2	440,000	459,127
Princeton City School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2030	AA2	200,000	217,682
South Range Local School District, G.O. Bond, XLCA	4.500%	12/1/2035	A2	225,000	229,444
Springboro, Public Impt., G.O. Bond	3.250%	12/1/2014	Aa2	100,000	107,266
Summit County, Various Purposes Impt., Series R, G.O. Bond, FGRNA	5.500%	12/1/2019	Aa1	100,000	126,991
Sylvania City School District, G.O. Bond, AGC	5.000%	12/1/2025	Aa2	270,000	292,502
Sylvania, Public Impt., G.O. Bond	2.000%	12/1/2014	AA2	300,000	310,959
Symmes Township, Limited Tax, Parkland Acquisition & Impt., G.O. Bond	5.250%	12/1/2037	Aa1	100,000	112,409
Talawanda School District, Prerefunded Balance, G.O. Bond, AMBAC	5.000%	12/1/2021	Aa2	200,000	221,882
Tallmadge, G.O. Bond	4.250%	12/1/2030	Aa2	180,000	192,067
Twinsburg City School District, G.O. Bond, FGRNA	5.000%	12/1/2018	Aa2	100,000	109,821
Twinsburg, Series A, G.O. Bond	2.000%	12/1/2012	Aa2	155,000	157,525
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Aa2	235,000	258,660
Wadsworth City School District, G.O. Bond, AGC	5.000%	12/1/2037	AA2	180,000	191,153
West Chester Township, Public Impt., G.O. Bond, NATL	4.000%	12/1/2013	Aaa	100,000	106,930
Wood County, G.O. Bond	5.400%	12/1/2013	Aa2	10,000	10,035

TOTAL MUNICIPAL BONDS (Identified Cost $35,054,962)					36,005,746

SHORT-TERM INVESTMENTS - 4.1%

Dreyfus AMT - Free Municipal Reserves - Class R4 (Identified Cost $1,544,927)				1,544,927	1,544,927

TOTAL INVESTMENTS - 99.7% (Identified Cost $36,599,889)					37,550,673
OTHER ASSETS, LESS LIABILITIES - 0.3%					125,254

NET ASSETS - 100%					$37,675,927

KEY:
G.O. Bond- General Obligation Bond
Impt. - Improvement

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2011

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2011, there is no rating available.

4Rate shown is the current yield as of December 31, 2011.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: AGM - 25.0%; NATL - 15.4%.

9

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $36,599,889) (Note 2)	$37,550,673
Interest receivable	184,449

TOTAL ASSETS	37,735,122

LIABILITIES:

Accrued management fees (Note 3)	17,325
Accrued fund accounting and administration fees (Note 3)	9,556
Accrued transfer agent fees (Note 3)	478
Accrued Chief Compliance Officer service fees (Note 3)	251
Accrued directors’ fees (Note 3)	199
Audit fees payable	24,857
Printing fees payable	3,397
Other payables and accrued expenses	3,132

TOTAL LIABILITIES	59,195

TOTAL NET ASSETS	$37,675,927

NET ASSETS CONSIST OF:

Capital stock	$34,981
Additional paid-in-capital	36,633,686
Undistributed net investment income	57,710
Accumulated net realized loss on investments	(1,234)
Net unrealized appreciation on investments	950,784

TOTAL NET ASSETS	$37,675,927

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($37,675,927/3,498,070 shares)	$10.77

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Interest	$1,212,243

EXPENSES:

Management fees (Note 3)	189,194
Fund accounting and administration fees (Note 3)	57,989
Transfer agent fees (Note 3)	2,672
Chief Compliance Officer service fees (Note 3)	2,552
Directors’ fees (Note 3)	1,288
Audit fees	28,766
Custodian fees	3,351
Miscellaneous	15,937

Total Expenses	301,749

NET INVESTMENT INCOME	910,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	557,776
Net change in unrealized appreciation (depreciation) on investments	1,718,313

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,276,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,186,583

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$910,494	$979,572
Net realized gain (loss) on investments	557,776	286
Net change in unrealized appreciation (depreciation) on investments	1,718,313	(1,217,584)

Net increase (decrease) from operations	3,186,583	(237,726)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(885,902)	(996,467)
From net realized gain on investments	(562,422)	—

Total distributions to shareholders	(1,448,324)	(996,467)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,567,913	10,728,881

Net increase in net assets	3,306,172	9,494,688

NET ASSETS:

Beginning of year	34,369,755	24,875,067

End of year (including undistributed net investment income of $57,710 and $36,178, respectively)	$37,675,927	$34,369,755

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10		12/31/09	12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.30	$10.62		$9.82	$10.43	$10.46

Income (loss) from investment operations:
Net investment income	0.26 [1]	0.35	[1]	0.36 [1]	0.38	0.34
Net realized and unrealized gain (loss) on investments	0.62	(0.33)		0.91	(0.57)	—	[2]

Total from investment operations	0.88	0.02		1.27	(0.19)	0.34

Less distributions to shareholders:
From net investment income	(0.25)	(0.34)		(0.37)	(0.36)	(0.37)
From net realized gain on investments	(0.16)	—		(0.10)	(0.06)	—

Total distributions to shareholders	(0.41)	(0.34)		(0.47)	(0.42)	(0.37)

Net asset value - End of year	$10.77	$10.30		$10.62	$9.82	$10.43

Net assets - End of year (000’s omitted)	$37,676	$34,370		$24,875	$20,844	$26,432

Total return[3]	8.65%	0.14%		13.09%	(1.74% )	3.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	0.85%		0.85%	0.85%	0.85%
Net investment income	2.41%	3.25%		3.39%	3.58%	3.47%
Portfolio turnover	60%	0%	[4]	11%	15%	3%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%	[5]	0.03%	0.01%	0.00%	[5]

[1] Calculated based on average shares outstanding during the year.
[2] Less than $0.01 per share.
[3] Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.
[4] Less than 1%.
[5] Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

14

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$ 36,005,746	$ —	$ 36,005,746	$ —
Mutual funds	1,544,927	1,544,927	—	—

Total assets	$ 37,550,673	$ 1,544,927	$ 36,005,746	$ —

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short- term securities, were $22,261,273 and $21,391,982, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	518,985	$5,420,978	1,165,715	$12,625,181
Reinvested	131,225	1,404,385	89,722	946,551
Repurchased	(487,962)	(5,257,450)	(262,403)	(2,842,851)

Total	162,248	$1,567,913	993,034	$10,728,881

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$83,848	$—
Tax exempt income	885,554	996,467
Long-term capital gains	478,922	—

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $2,817 of long-term capital losses, attributable to post-October losses.

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$36,597,611
Unrealized appreciation	960,223
Unrealized depreciation	(7,161)

Net unrealized appreciation	$953,062

Undistributed tax exempt income	$57,015

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

18

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

19

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $478,922 as capital gains for its taxable year ended December 31, 2011. In addition, the Series hereby reports $885,554 as tax exempt dividends for the year ended December 31, 2011. For each item it is the intention of the Series to designate the maximum allowable under tax law.

20

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

23

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1 The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNOTE-12/11-AR

DIVERSIFIED TAX EXEMPT SERIES

www.manning-napier.com

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks world-wide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, general risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The BoA Merrill Lynch 1-12 Year Municipal Bond Index earned a solid 7.58% in 2011, and the Diversified Tax Exempt Series outpaced its benchmark for the year, posting returns of 8.24%.

Despite fairly negative headlines during the earlier part of the year, municipal bonds rebounded and posted strong returns in 2011. Given the inverse relationship between bond prices and yields, as municipal bond prices rose, yields decreased across the yield curve toward the latter half of 2011 and reached historical lows. Municipal yields, however, remain attractive relative to U.S. Treasuries.

With reference to the Series specifically, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the relative safety and liquidity of such issues justifies the bias. Additionally, because bonds in the long-term maturity range have longer durations, they profit the most from a decrease in yields. Accordingly, approximately 45% of the Series’ securities are in the long-term range, whereas the benchmark holds no long-term securities. Further, the Series continues to focus on high quality bonds, with emphasis on the underlying credit rather than on the bond insurer; a high quality bias provides additional security in the midst of a tough credit environment. Over the course of the year, the Advisor pared back on the duration of the Series and implemented a maturity structure where a majority of the Series’ holdings are concentrated in both short and long maturity ranges. In general, this overall positioning helped contribute to the Series’ relative outperformance for the year.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	8.24%	4.43%	4.62%	4.69%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	7.58%	5.47%	5.15%	5.28%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2011 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 0.58%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for the year ended December 31, 2011.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,033.30	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.58%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2011

(unaudited)

Credit Quality Ratings[2,3]
Aaa	36.3%
Aa	47.4%
A	7.4%
Baa	3.3%
Unrated investments	0.6%
Cash, short-term investments, and other assets, less liabilities	5.0%
2 As a percentage of net assets.

[3] Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States[4]
Texas	6.6%
North Carolina	6.0%
Massachusetts	5.4%
Tennessee	5.1%
Georgia	5.0%
Virginia	4.9%
Maryland	4.8%
Utah	4.7%
Indiana	4.1%
Wisconsin	3.7%
4 As a percentage of total investments.

4

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 95.0%
ALABAMA - 0.2%

Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	WR2	$665,000	$684,950

ARIZONA - 1.3%

Mesa, G.O. Bond, FGRNA	4.125%	7/1/2027	Aa2	2,215,000	2,280,387
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	1/1/2035	Aa1	1,700,000	1,775,735

					4,056,122

ARKANSAS - 1.5%

Arkansas State, G.O. Bond	4.000%	8/1/2014	Aa1	2,340,000	2,546,365
Arkansas State, Water Utility Impt., Series A, G.O. Bond	4.500%	7/1/2044	Aa1	1,000,000	1,050,460
Bentonville School District No. 6, Series A, G.O. Bond	4.500%	6/1/2040	Aa2	1,000,000	1,037,940

					4,634,765

CALIFORNIA - 0.7%
Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aa2	840,000	874,877
Oak Valley Hospital District, G.O. Bond, FGRNA	4.500%	7/1/2025	A1	1,395,000	1,395,000

					2,269,877

COLORADO - 1.0%
Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, AGM	4.375%	8/1/2035	Aa2	1,420,000	1,423,223
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	Aaa	1,000,000	1,014,530
Southlands Metropolitan District No. 1, Water Utility Impt., Prerefunded Balance, G.O. Bond	7.125%	12/1/2034	AA3	500,000	593,470

					3,031,223

DELAWARE - 2.5%

Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2013	Aaa	450,000	474,997
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2014	Aaa	1,000,000	1,098,590
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2015	Aaa	1,710,000	1,944,749
Delaware State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2013	Aaa	2,720,000	2,860,651
New Castle County, Public Impt., Series A, G.O. Bond	4.250%	7/15/2026	Aaa	1,265,000	1,322,507

					7,701,494

The accompanying notes are an integral part of the financial statements. 5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
DISTRICT OF COLUMBIA - 1.5%
District of Columbia Water & Sewer Authority, Water Utility Impt., Revenue Bond, AGM	6.000%	10/1/2014	Aa2	$1,500,000	$1,709,715
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2017	Aa2	2,000,000	2,277,820
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2022	Aa2	500,000	532,100

					4,519,635

FLORIDA - 3.6%
Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,815,000	1,942,177
Florida State Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1	2,000,000	2,292,400
Florida State Department of Transportation, Public Impt., Series A, G.O. Bond	4.000%	7/1/2015	Aa1	1,350,000	1,500,417
Florida State Department of Transportation, Series B, G.O. Bond	6.375%	7/1/2014	Aa1	1,000,000	1,142,170
Orlando Utilities Commission, Revenue Bond	5.250%	10/1/2014	Aa1	650,000	732,583
Palm Beach County, FPL Reclaimed Water Project, Revenue Bond	5.000%	10/1/2040	Aaa	1,020,000	1,093,685
Panama City Beach, Water Utility Impt., Revenue Bond, AGC	5.000%	6/1/2039	Aaa	1,000,000	1,057,040
Tampa Bay Water Utility System, Revenue Bond	5.000%	10/1/2038	Aa2	1,000,000	1,061,640
Winter Park, Water Utility Impt., Revenue Bond	5.000%	12/1/2034	Aa2	250,000	267,695

					11,089,807

GEORGIA - 5.0%
Atlanta, Water & Wastewater, Revenue Bond, AGM	5.000%	11/1/2043	Aa3	1,500,000	1,528,470
Catoosa County School District, School Impt., G.O. Bond	4.000%	8/1/2014	AA3	1,000,000	1,088,730
Cobb County, Water Utility Impt., Revenue Bond	4.250%	7/1/2028	Aaa	1,000,000	1,070,920
Dekalb County, Special Transportation Parks & Greenspace, G.O. Bond	4.375%	12/1/2030	Aa3	1,000,000	977,920
Dekalb County, Water & Sewer, Series A, Revenue Bond	5.000%	10/1/2035	Aa2	1,000,000	1,011,130
Forsyth County, Public Impt., Series B, G.O. Bond	5.000%	3/1/2013	Aaa	670,000	707,299
Fulton County, Water Utility Impt., Revenue Bond, FGRNA	5.000%	1/1/2035	Aa3	1,000,000	1,044,780
Georgia State, Prerefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	5,000	5,046
Georgia State, Public Impt., Series D, G.O. Bond	5.000%	7/1/2013	Aaa	1,100,000	1,177,803

The accompanying notes are an integral part of the financial statements. 6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
GEORGIA (continued)
Georgia State, School Impt., Prerefunded Balance, Series F, G.O. Bond	5.000%	11/1/2015	Aaa	$500,000	$519,810
Georgia State, School Impt., Series C-1, G.O. Bond	5.000%	10/1/2014	Aaa	1,415,000	1,588,026
Georgia State, Series B, G.O. Bond	5.000%	7/1/2015	Aaa	2,000,000	2,298,560
Georgia State, Unrefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	195,000	196,815
Gwinnett County Water & Sewerage Authority, Water Utility Impt., Series A, Revenue Bond	4.000%	8/1/2028	Aaa	1,000,000	1,054,170
Madison, Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	WR 2	1,000,000	1,008,720

					15,278,199

HAWAII - 1.1%
Hawaii State, Series DB, G.O. Bond, NATL	5.250%	9/1/2013	Aa2	875,000	946,243
Hawaii State, Series DG, G.O. Bond, AMBAC	5.000%	7/1/2014	Aa2	500,000	555,360
Hawaii State, Series DT, G.O. Bond	5.000%	11/1/2014	Aa2	550,000	618,277
Honolulu County, Sewer Impt., Series A, Revenue Bond, FGRNA	5.000%	7/1/2035	Aa2	500,000	519,340
Honolulu County, Water Utility Impt., G.O. Bond, FGIC	6.000%	12/1/2014	Aa1	750,000	865,613

					3,504,833

ILLINOIS - 0.9%
Chicago, Unrefunded Balance, Series A, G.O. Bond, NATL	5.000%	1/1/2034	Aa3	520,000	522,267
Springfield Metropolitan Sanitation District, Series A, G.O. Bond	4.750%	1/1/2034	Aaa	1,115,000	1,154,605
Springfield, Electric Power & Light, Revenue Bond, NATL	5.000%	3/1/2035	A1	1,000,000	1,024,100

					2,700,972

INDIANA - 4.1%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A3	1,450,000	1,625,899
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	A3	1,015,000	1,040,304
Indiana Municipal Power Agency, Series A, Revenue Bond, NATL	5.000%	1/1/2042	A1	1,000,000	1,034,850
Indiana Transportation Finance Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, FGIC	5.250%	6/1/2021	Aa1	2,000,000	2,228,320

The accompanying notes are an integral part of the financial statements. 7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
INDIANA (continued)
Indiana Transportation Finance Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, FGIC	5.250%	6/1/2026	Aa1	$1,380,000	$1,537,541
Indianapolis Local Public Impt. Bond Bank, Waterworks Project, Series A, Revenue Bond, AGC	5.500%	1/1/2038	Aa3	1,000,000	1,090,830
Plainfield, Series A, Revenue Bond	4.650%	1/1/2027	A3	645,000	686,564
Shelbyville Central Renovation School Building Corp., Revenue Bond, NATL	5.000%	7/15/2018	Baa1	3,000,000	3,310,650

					12,554,958

IOWA - 3.2%

Ankeny, Series B, G.O. Bond	4.000%	6/1/2013	Aa2	1,550,000	1,630,491
Cedar Rapids, Public Impt., Series A, G.O. Bond	4.000%	6/1/2030	Aaa	440,000	454,846
Cedar Rapids, Series E, G.O. Bond	3.000%	6/1/2014	Aaa	1,000,000	1,059,170
Des Moines, Public Impt., Series A, G.O. Bond	2.000%	6/1/2013	Aa1	1,000,000	1,024,490
Dubuque City, Series D, Revenue Bond	4.000%	6/1/2030	Aa2	470,000	474,784
Indianola Community School District, G.O. Bond, FGRNA	5.200%	6/1/2021	A1	425,000	451,044
Iowa City Community School District, G.O. Bond, AGM	4.000%	6/1/2018	Aaa	425,000	439,964
Linn-Mar Community School District, School Impt., Revenue Bond	4.625%	7/1/2029	A2	1,000,000	1,112,110
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aaa	995,000	1,063,277
Sioux City, Public Impt., Series A, G.O. Bond	2.000%	6/1/2014	Aa1	940,000	973,285
West Des Moines, Series B, G.O. Bond	2.000%	6/1/2014	AAA[3]	1,000,000	1,036,890

					9,720,351

KANSAS - 1.8%
Johnson County Water District No. 1, Revenue Bond.	3.250%	12/1/2030	Aaa	1,000,000	956,240
Miami County Unified School District No. 416 Louisburg, G.O Bond, NATL	5.000%	9/1/2018	Baa1	2,000,000	2,262,720
Scott County, G.O. Bond	4.750%	4/1/2040	A3	1,000,000	1,068,900
Seward County, G.O. Bond, AGM	5.000%	8/1/2040	Aa3	1,000,000	1,100,260

					5,388,120

LOUISIANA - 0.7%

Caddo Parish Parishwide School District, G.O. Bond, NATL	4.350%	3/1/2026	Aa2	660,000	683,080
Caddo Parish Parishwide School District, G.O. Bond, NATL	4.375%	3/1/2027	Aa2	1,090,000	1,125,610

The accompanying notes are an integral part of the financial statements. 8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
LOUISIANA (continued)
New Orleans, Sewage Service, Revenue Bond, FGIC	5.250%	6/1/2012	Baa1	$300,000	$300,846

					2,109,536

MAINE - 0.3%
Falmouth, School Impt., G.O. Bond	2.000%	11/15/2014	Aa1	1,000,000	1,037,370

MARYLAND - 4.8%
Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1	1,770,000	1,870,040
Baltimore County, Metropolitan District, G.O. Bond	4.250%	9/1/2029	Aaa	1,000,000	1,043,400
Baltimore County, Public Impt., G.O. Bond	5.000%	2/1/2014	Aaa	2,250,000	2,464,043
Frederick County, Series C, G.O. Bond	4.000%	12/1/2014	Aa1	1,410,000	1,548,955
Howard County, Public Impt., Series A, G.O. Bond	4.500%	2/15/2030	Aaa	1,000,000	1,073,630
Maryland State, Public Impt., First Series, G.O. Bond	5.000%	3/15/2013	Aaa	1,000,000	1,057,350
Maryland State, Public Impt., Prerefunded Balance, Second Series, G.O. Bond	5.000%	8/1/2015	Aaa	1,000,000	1,074,100
Maryland State, Public Impt., Second Series, G.O. Bond	5.000%	7/15/2014	Aaa	1,000,000	1,113,640
Maryland State, Public Impt., Series A, G.O. Bond	4.000%	8/1/2015	Aaa	500,000	558,445
Maryland State, Public Impt., Series B, G.O. Bond	3.000%	3/15/2015	Aaa	1,000,000	1,075,280
Prince George’s County, Public Impt., Series A, G.O. Bond	4.000%	9/15/2014	Aaa	550,000	601,013
Prince George’s County, Public Impt., Series D, G.O. Bond	5.000%	12/1/2012	Aaa	735,000	767,369
Prince George’s County, School Impt., G.O. Bond	5.500%	10/1/2013	Aaa	400,000	436,112

					14,683,377

MASSACHUSETTS - 5.3%
Barnstable, G.O. Bond	3.000%	6/15/2013	AAA[3]	670,000	696,251
Boston Water & Sewer Commission, Series A, Revenue Bond	5.000%	11/1/2031	Aa1	1,000,000	1,122,370
Boston, Public Impt., Series A, G.O. Bond	5.000%	1/1/2015	Aaa	500,000	564,735
Cambridge, Public Impt., G.O. Bond	2.000%	2/15/2014	Aaa	1,195,000	1,234,853
Commonwealth of Massachusetts, Prerefunded Balance, Series D, G.O. Bond, AGM	5.000%	12/1/2023	Aa1	1,000,000	1,125,190
Commonwealth of Massachusetts, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AGM	5.000%	3/1/2021	Aa1	500,000	569,030
Commonwealth of Massachusetts, Public Impt., Series C, G.O. Bond	5.000%	9/1/2013	Aa1	1,790,000	1,928,206

The accompanying notes are an integral part of the financial statements. 9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
MASSACHUSETTS (continued)
Commonwealth of Massachusetts, Public Impt., Series D, G.O. Bond, NATL	6.000%	11/1/2013	Aa1	$520,000	$573,071
Commonwealth of Massachusetts, Series A, G.O. Bond	4.750%	8/1/2038	Aa1	500,000	522,390
Commonwealth of Massachusetts, Series B, G.O. Bond	3.000%	7/1/2013	Aa1	500,000	519,920
Commonwealth of Massachusetts, Series B, G.O. Bond	4.000%	7/1/2013	Aa1	590,000	622,338
Commonwealth of Massachusetts, Series D, G.O. Bond	5.250%	10/1/2014	Aa1	1,000,000	1,127,050
Hanover, Public Impt., G.O. Bond	3.000%	5/15/2015	Aa2	910,000	976,621
Lowell, State Qualified, Prerefunded Balance, G.O. Bond, AMBAC	5.000%	2/1/2020	Aa2	500,000	507,070
Massachusetts Bay Transportation Authority, Prerefunded Balance, Series A, Revenue Bond	5.000%	7/1/2034	Aa1	1,000,000	1,114,440
Massachusetts Water Resources Authority, Series A,
Revenue Bond, AGM	4.375%	8/1/2032	Aa1	2,000,000	2,041,540
Natick, School Impt., G.O. Bond	3.000%	6/15/2013	AAA[3]	1,000,000	1,038,890

					16,283,965

MICHIGAN - 0.8%
Detroit City School District, Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aa2	750,000	752,543
Saginaw City School District, G.O. Bond, AGM	4.500%	5/1/2031	Aa2	1,695,000	1,711,526

					2,464,069

MINNESOTA - 1.5%
Hennepin County, Series B, G.O. Bond	4.000%	12/1/2014	Aaa	1,000,000	1,100,080
Minnesota State, Public Impt., G.O. Bond	5.000%	8/1/2013	Aa1	2,000,000	2,147,520
Minnesota State, Series C, G.O. Bond	5.000%	8/1/2014	Aa1	1,000,000	1,114,930
Western Minnesota Municipal Power Agency, Revenue Bond	6.625%	1/1/2016	Aaa	150,000	168,180

					4,530,710

MISSOURI - 2.7%
Columbia, Electric Light & Power Impt., Series A, Revenue Bond	5.000%	10/1/2013	AA 3	1,000,000	1,078,970
Columbia, Water Utility Impt., Series A, Revenue Bond	4.125%	10/1/2033	Aaa	995,000	1,051,406
Jackson County School District No. R-IV Blue Springs, Series A, G.O. Bond	2.750%	3/1/2013	AA 3	1,340,000	1,377,989

The accompanying notes are an integral part of the financial statements. 10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
MISSOURI (continued)
Missouri State, Series A, G.O. Bond	5.000%	10/1/2014	Aaa	$830,000	$931,492
Missouri State, Water Pollution Control, Prerefunded Balance, Series A, G.O. Bond	4.500%	12/1/2030	Aaa	2,375,000	2,862,516
Springfield, Electric Light & Power Impt., Revenue Bond, FGRNA	4.750%	8/1/2031	Aa3	1,015,000	1,056,067

					8,358,440

NEBRASKA - 1.7%
Lancaster County School District No. 1, G.O. Bond	5.000%	1/15/2013	Aaa	400,000	419,860
Omaha Metropolitan Utilities District, Series A, Revenue Bond, AGM	4.375%	12/1/2031	Aa3	2,640,000	2,677,858
Omaha Public Power District, Series AA, Revenue Bond, FGRNA	4.500%	2/1/2034	Aa2	1,950,000	1,968,389

					5,066,107

NEVADA - 0.8%
Clark County, G.O. Bond, AGM	4.750%	6/1/2027	Aa1	1,000,000	1,046,160
Las Vegas Valley Water District, Water Utility Impt., Series A, G.O. Bond, AGM	4.750%	6/1/2033	Aa2	1,500,000	1,537,170

					2,583,330

NEW HAMPSHIRE - 2.3%
Manchester, Series F, G.O. Bond	3.750%	12/1/2025	Aa1	1,005,000	1,074,305
New Hampshire State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2015	Aa1	2,000,000	2,267,020
New Hampshire State, Series A, G.O. Bond, NATL	5.000%	10/15/2012	Aa1	1,000,000	1,037,890
New Hampshire State, Series A, G.O. Bond, NATL	5.000%	10/15/2014	Aa1	1,500,000	1,683,540
Portsmouth City, Public Impt., G.O. Bond	2.500%	5/15/2015	Aa1	820,000	867,027

					6,929,782

NEW JERSEY - 0.3%
Sparta Township Board of Education, G.O. Bond, AGM	4.300%	2/15/2030	Aa2	1,000,000	1,027,740

NEW MEXICO - 0.4%
New Mexico Finance Authority, Public Project Revolving Fund, Series A-1, Revenue Bond, NATL.	3.250%	6/1/2013	Aa1	175,000	182,103
Santa Fe County, Public Impt., G.O. Bond	2.500%	7/1/2013	Aaa	915,000	945,442

					1,127,545

The accompanying notes are an integral part of the financial statements. 11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
NEW YORK - 3.0%
Hampton Bays Union Free School District, G.O. Bond, AGM	4.375%	9/15/2029	Aa3	$2,225,000	$2,280,825
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond.	5.750%	6/15/2040	Aa1	2,590,000	2,954,724
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	1,000,000	1,019,820
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA3	2,000,000	2,068,640
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.375%	7/15/2040	AA3	855,000	864,841

					9,188,850

NORTH CAROLINA - 5.9%
Charlotte, G.O. Bond	5.000%	8/1/2014	Aaa	750,000	836,197
Charlotte, Series B, G.O. Bond	5.000%	6/1/2015	Aaa	1,010,000	1,157,773
Charlotte, Series B, Revenue Bond	4.625%	7/1/2039	Aaa	1,000,000	1,066,200
Charlotte, Water & Sewer, Revenue Bond	5.000%	7/1/2038	Aaa	1,000,000	1,091,420
Forsyth County, G.O. Bond	3.000%	3/1/2015	Aaa	1,000,000	1,074,610
Gaston County, School Impt., G.O. Bond, AGM	5.000%	4/1/2014	Aa2	1,000,000	1,101,270
Johnston County, School Impt., G.O. Bond, AGM	5.000%	2/1/2013	Aa2	1,500,000	1,577,730
North Carolina Municipal Power Agency No. 1 Catawba, Series A, Revenue Bond	5.000%	1/1/2030	A2	1,000,000	1,074,450
North Carolina State, Series A, G.O. Bond	5.000%	3/1/2015	Aaa	2,000,000	2,274,560
North Carolina State, Series B, G.O. Bond	5.000%	4/1/2014	Aaa	1,000,000	1,101,980
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2014	Aaa	1,390,000	1,541,121
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2015	Aaa	2,000,000	2,292,620
Wake County, School Impt., G.O. Bond	5.000%	3/1/2015	Aaa	890,000	1,012,179
Wake County, Series C, G.O. Bond	5.000%	3/1/2014	Aaa	940,000	1,032,675

					18,234,785

NORTH DAKOTA - 0.2%
Fargo City, Public Impt., Series C, G.O. Bond	3.000%	5/1/2025	Aa1	710,000	715,843

OHIO - 1.3%
Brookville Local School District, G.O. Bond, AGM	4.125%	12/1/2026	Aa3	660,000	678,665
Columbus City School District, G.O. Bond, AGM	4.375%	12/1/2032	Aa2	1,000,000	1,012,110
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	1,000,000	1,112,050
Ohio State, Conservation Project, Prerefunded Balance, Series A, G.O. Bond	5.000%	3/1/2015	Aa1	1,000,000	1,098,270

					3,901,095

The accompanying notes are an integral part of the financial statements. 12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
OKLAHOMA - 1.1%
Oklahoma City Water Utilities Trust, Series B, Revenue Bond	3.000%	7/1/2013	Aa1	$500,000	$519,840
Oklahoma State, Series A, G.O. Bond	4.000%	7/15/2015	Aa2	1,000,000	1,115,050
Tulsa, Public Impt., G.O. Bond	4.000%	12/1/2013	Aa1	1,700,000	1,818,490

					3,453,380

OREGON - 1.3%
Clackamas County School District No. 12 North Clackamas, Series A, G.O. Bond, AGM	4.750%	6/15/2031	Aa1	870,000	920,495
Portland, Water Utility Impt., Series A, Revenue Bond	5.000%	5/1/2034	Aaa	1,000,000	1,122,780
Portland, Water Utility Impt., Series A, Revenue Bond, NATL	4.500%	10/1/2031	Aa1	550,000	570,443
Salem, Water & Sewer, Revenue Bond, AGM	5.000%	5/1/2014	Aa3	1,120,000	1,232,493

					3,846,211

PENNSYLVANIA - 1.2%
Allegheny County, Public Impt., Series C-62B, G.O. Bond	5.000%	11/1/2029	A1	750,000	771,990
Commonwealth of Pennsylvania, Second Series, G.O. Bond, CIFG	4.250%	3/1/2025	Aa1	2,000,000	2,129,180
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	BBB[3]	20,000	24,650
Plum Boro School District, Series A, G.O. Bond, FGRNA	4.500%	9/15/2030	A3	855,000	864,200

					3,790,020

RHODE ISLAND - 0.7%
Narragansett Bay Commission, Series A, Revenue Bond, NATL	5.000%	8/1/2035	Baa1	1,000,000	1,029,020
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	Baa1	1,000,000	1,004,580

					2,033,600

SOUTH CAROLINA - 2.6%
Charleston County, Transportation Sales Tax, G.O. Bond	5.000%	11/1/2017	Aaa	1,000,000	1,151,300
South Carolina State Public Service Authority, Public Impt., Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	1/1/2017	Aa3	1,000,000	1,088,930

The accompanying notes are an integral part of the financial statements. 13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
SOUTH CAROLINA (continued)
South Carolina Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1	$2,000,000	$2,035,220
South Carolina, State Institutional - South Carolina State University, Series B, G.O. Bond	5.250%	4/1/2014	Aaa	1,000,000	1,108,300
Spartanburg Sanitation Sewer District, Series B, Revenue Bond, NATL	5.000%	3/1/2032	A1	1,500,000	1,538,325
Sumter, Water Utility Impt., Revenue Bond, XLCA	4.500%	12/1/2032	A1	1,000,000	1,027,690

					7,949,765

SOUTH DAKOTA - 0.2%
Rapid City, Water Utility Impt., Revenue Bond	5.250%	11/1/2039	Aa3	450,000	490,653

TENNESSEE - 5.1%
Chattanooga, Series B, G.O. Bond	2.000%	2/1/2013	AA3	425,000	433,156
Claiborne County, Public Impt., Series A, G.O. Bond	4.125%	4/1/2030	A3	750,000	770,843
Franklin, G.O. Bond	5.000%	4/1/2014	Aaa	1,000,000	1,101,980
Hamilton County, Public Impt., G.O. Bond	3.000%	3/1/2014	Aaa	1,135,000	1,198,197
Memphis, G.O. Bond, AGC	4.000%	4/1/2014	Aa2	2,000,000	2,156,840
Metropolitan Government of Nashville & Davidson County, Series B, G.O. Bond	5.000%	1/1/2014	Aa1	1,000,000	1,091,880
Montgomery County, G.O. Bond	4.000%	4/1/2015	AA3	1,000,000	1,104,570
Montgomery County, School Impt., G.O. Bond	2.000%	4/1/2014	AA3	500,000	515,240
Rutherford County, G.O. Bond	5.000%	4/1/2014	Aa1	500,000	550,395
Rutherford County, School Impt., G.O. Bond	3.000%	4/1/2013	Aa1	1,000,000	1,033,610
Rutherford County, School Impt., G.O. Bond	4.000%	4/1/2013	Aa1	1,200,000	1,255,320
Sumner County, G.O. Bond	5.000%	6/1/2015	Aa2	1,500,000	1,713,990
Tennessee State, Series A, G.O. Bond	4.000%	5/1/2013	Aaa	425,000	446,186
Tennessee State, Series C, G.O. Bond	5.250%	9/1/2013	Aaa	1,500,000	1,623,705
Williamson County, Series A, G.O. Bond	3.000%	3/1/2015	Aaa	550,000	590,139

					15,586,051

TEXAS - 6.5%
Alvin Independent School District, Prerefunded Balance, Series A, G.O. Bond	5.000%	2/15/2022	Aaa	500,000	546,490
Clear Creek Independent School District, G.O. Bond, AGM	4.000%	2/15/2029	Aa2	2,340,000	2,369,437
Collin County, Public Impt., G.O. Bond	2.000%	2/15/2014	Aaa	545,000	562,467
Collin County, Public Impt., G.O. Bond	5.000%	2/15/2015	Aaa	500,000	566,640
Dallas, Public Impt., G.O. Bond	5.000%	2/15/2013	Aa1	1,315,000	1,384,892
Fort Bend County, Public Impt., G.O. Bond, NATL	4.750%	3/1/2031	Aa1	1,000,000	1,045,590

The accompanying notes are an integral part of the financial statements. 14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
TEXAS (continued)
Fort Worth, Water Utility Impt., Series C, Revenue Bond	5.000%	2/15/2014	Aa1	$1,595,000	$1,747,514
Frisco, Public Impt., G.O. Bond, AGM	5.000%	2/15/2015	Aa1	520,000	588,734
Harris County Flood Control District, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.250%	10/1/2018	Aaa	600,000	674,646
Harris County, Series B, G.O. Bond	4.000%	10/1/2013	AAA[3]	1,000,000	1,064,080
Houston, Public Impt., Series A, G.O. Bond	5.000%	3/1/2015	AA3	1,000,000	1,133,430
North East Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.000%	8/1/2022	AAA[3]	550,000	613,360
San Antonio, Water, Revenue Bond, FGRNA	4.375%	5/15/2029	Aa1	1,400,000	1,447,012
San Marcos Consolidated Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.625%	8/1/2026	Aaa	475,000	537,339
Texas State, Public Impt., G.O. Bond	5.000%	10/1/2014	Aaa	500,000	560,410
Texas State, Series A, G.O. Bond	5.000%	8/1/2014	Aaa	700,000	779,877
Texas State, Series A, G.O. Bond	5.000%	8/1/2015	Aaa	800,000	919,096
Texas Water Development Board, Series B, Revenue Bond	5.625%	7/15/2014	AAA[3]	2,000,000	2,258,280
University of Texas, Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa	1,000,000	1,100,650

					19,899,944

UTAH - 4.7%
Alpine School District, G.O. Bond	5.000%	3/15/2013	Aaa	2,000,000	2,114,700
Mountain Regional Water Special Service District, Revenue Bond, NATL	5.000%	12/15/2030	Baa1	1,240,000	1,258,203
Ogden City School District, G.O. Bond	4.250%	6/15/2025	Aaa	1,500,000	1,589,745
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa	1,100,000	1,193,049
Salt Lake City, Water Utility Impt., Revenue Bond	3.250%	2/1/2015	Aa1	400,000	429,088
Salt Lake County, Public Impt., Series A, G.O. Bond	4.000%	12/15/2014	Aaa	400,000	440,624
Salt Lake County, Public Impt., Series A, G.O. Bond	4.000%	12/15/2030	Aaa	680,000	712,314
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2014	Aaa	460,000	511,663
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2014	Aaa	1,000,000	1,112,310
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2015	Aaa	2,500,000	2,874,150
Utah State, Highway Impt., Series A, G.O. Bond	3.000%	7/1/2015	Aaa	500,000	540,265
Utah State, Public Impt., Series B, G.O. Bond	4.000%	7/1/2013	Aaa	450,000	475,155
Utah State, Public Impt., Series B, G.O. Bond	4.000%	7/1/2015	Aaa	595,000	663,478
Utah State, Series A, G.O. Bond	5.000%	7/1/2014	Aaa	415,000	461,609

					14,376,353

VERMONT - 0.4%
Vermont State, Public Impt., Series D, G.O. Bond	4.500%	7/15/2025	Aaa	1,000,000	1,092,540

The accompanying notes are an integral part of the financial statements. 15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)
MUNICIPAL BONDS (continued)
VIRGINIA - 4.9%
Arlington County, Public Impt., Series B, G.O. Bond	4.000%	8/15/2014	Aaa	$1,000,000	$1,091,020
Chesterfield County, Public Impt., G.O. Bond	3.500%	1/1/2015	Aaa	1,000,000	1,086,480
Commonwealth of Virginia, School Impt., Series A, G.O. Bond	5.000%	6/1/2014	Aaa	2,450,000	2,716,364
Commonwealth of Virginia, Series B, G.O. Bond	5.000%	6/1/2013	Aaa	1,410,000	1,504,414
Fairfax County Water Authority, Series B, Revenue Bond	4.000%	4/1/2032	Aaa	1,000,000	1,029,020
Fairfax County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2014	Aaa	400,000	440,792
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,198,820
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa	1,500,000	1,555,755
Norfolk, Water Utility Impt., Revenue Bond	3.750%	11/1/2040	Aa2	1,000,000	951,650
Prince William County, Public Impt., Series A, G.O. Bond	3.000%	8/1/2014	Aaa	1,060,000	1,127,999
Richmond, Public Impt., Series B, G.O. Bond, AGM	5.000%	7/15/2014	Aa2	670,000	746,521
Upper Occoquan Sewage Authority, Series B, Revenue Bond	4.500%	7/1/2038	Aa1	470,000	487,381

					14,936,216

WASHINGTON - 2.0%
Franklin County, Public Impt., G.O. Bond, FGRNA	5.125%	12/1/2022	BBB[3]	1,000,000	1,044,620
King County School District No. 411 Issaquah, Series A, G.O. Bond, AGM	5.250%	12/1/2018	Aaa	2,420,000	2,710,497
Tacoma, Sewer Impt., Revenue Bond, FGRNA	5.125%	12/1/2036	Aa2	1,275,000	1,333,229
Washington State, Public Impt., Series A, G.O. Bond .	5.000%	7/1/2031	Aa1	1,000,000	1,098,760

					6,187,106

WISCONSIN - 3.7%
Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	A3	1,500,000	1,540,170
Dane County, Series A, G.O. Bond	3.000%	6/1/2012	Aa1	1,475,000	1,491,535
Eau Claire, Series B, G.O. Bond, NATL	4.000%	4/1/2015	Aa1	1,195,000	1,321,395
Madison, Water Utility Impt., Series A, Revenue Bond	4.250%	1/1/2030	Aa1	1,000,000	1,032,890
Northland Pines School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	4/1/2018	Aa3	850,000	940,933
Wilmot Union High School District, Prerefunded Balance, G.O. Bond, AGM	5.500%	3/1/2019	Aa2	500,000	554,380
Wilmot Union High School District, Prerefunded Balance, G.O. Bond, AGM	5.500%	3/1/2021	Aa2	1,020,000	1,130,935
Wisconsin Public Power, Inc., Series A, Revenue Bond, AMBAC	5.000%	7/1/2035	A1	870,000	890,175

The accompanying notes are an integral part of the financial statements. 16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Wisconsin State, Public Impt., Prerefunded Balance, Series E, G.O. Bond, FGIC	5.000%	5/1/2019	Aa2	$1,000,000	$1,141,680
Wisconsin State, Public Impt., Series C, G.O. Bond	5.000%	5/1/2026	Aa2	1,150,000	1,290,944

					11,335,037

WYOMING - 0.2%
Wyoming Municipal Power Agency, Inc., Series A, Revenue Bond	5.375%	1/1/2042	A2	710,000	752,316

TOTAL MUNICIPAL BONDS (Identified Cost $282,082,801)					291,107,042

SHORT-TERM INVESTMENTS - 4.1%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $12,636,933)				12,636,933	12,636,933

TOTAL INVESTMENTS - 99.1% (Identified Cost $294,719,734)					303,743,975
OTHER ASSETS, LESS LIABILITIES - 0.9%					2,696,118

NET ASSETS - 100%					$306,440,093

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

AMRAG (AMBAC reinsured by AGC)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit rating has been withdrawn. As of December 31, 2011, there is no rating available.

3Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: NATL - 13.3%; AGM - 12.0%.

The accompanying notes are an integral part of the financial statements. 17

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments, at value (identified cost $294,719,734) (Note 2)	$303,743,975
Interest receivable	3,590,511
Receivable for fund shares sold	204,384

TOTAL ASSETS	307,538,870

LIABILITIES:
Accrued management fees (Note 3)	129,295
Accrued fund accounting and administration fees (Note 3)	18,526
Accrued transfer agent fees (Note 3)	811
Accrued Chief Compliance Officer service fees (Note 3)	251
Accrued directors fees (Note 3)	201
Payable for fund shares repurchased	910,043
Other payables and accrued expenses	39,650

TOTAL LIABILITIES	1,098,777

TOTAL NET ASSETS	$306,440,093

NET ASSETS CONSIST OF:
Capital stock	$ 271,598
Additional paid-in-capital	296,727,787
Undistributed net investment income	413,950
Accumulated net realized gain on investments	2,517
Net unrealized appreciation on investments	9,024,241

TOTAL NET ASSETS	$306,440,093

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($306,440,093/27,159,761 shares)	$ 11.28

The accompanying notes are an integral part of the financial statements. 18

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$9,645,264

EXPENSES:
Management fees (Note 3)	1,482,236
Fund accounting and administration fees (Note 3)	112,141
Directors’ fees (Note 3)	7,838
Transfer agent fees (Note 3)	4,682
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	17,840
Miscellaneous	91,674

Total Expenses	1,718,963

NET INVESTMENT INCOME	7,926,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,077,298
Net change in unrealized appreciation (depreciation) on investments	13,734,023

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	15,811,321

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,737,622

The accompanying notes are an integral part of the financial statements. 19

Diversified Tax Exempt Series

Statement of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$7,926,301	$9,289,523
Net realized gain (loss) on investments	2,077,298	44,160
Net change in unrealized appreciation (depreciation) on investments	13,734,023	(9,181,739)

Net increase from operations	23,737,622	151,944

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):
From net investment income	(7,784,873)	(10,674,465)
From net realized gain on investments	(2,073,766)	(50,263)

Total distributions to shareholders	(9,858,639)	(10,724,728)

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)	15,591,274	53,056,589

Net increase in net assets	29,470,257	42,483,805
NET ASSETS:

Beginning of year	276,969,836	234,486,031

End of year (including undistributed net investment income of $413,950 and $271,507, respectively)	$306,440,093	$276,969,836

The accompanying notes are an integral part of the financial statements. 20

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.77	$11.17	$10.34	$10.92	$10.95

Income (loss) from investment operations: Net investment income	0.30[1]	0.40[1]	0.40[1]	0.42	0.36
Net realized and unrealized gain (loss) on investments	0.58	(0.35)	0.90	(0.62)	(0.02)

Total from investment operations	0.88	0.05	1.30	(0.20)	0.34

Less distributions to shareholders: From net investment income	(0.29)	(0.45)	(0.44)	(0.36)	(0.37)
From net realized gain on investments	(0.08)	—[2]	(0.03)	(0.02)	—[2]

Total distributions to shareholders	(0.37)	(0.45)	(0.47)	(0.38)	(0.37)

Net asset value - End of year	$11.28	$10.77	$11.17	$10.34	$10.92

Net assets - End of year (000’s omitted)	$306,440	$276,970	$234,486	$197,736	$235,709

Total return[3]	8.25%	0.41%	12.75%	(1.79%)	3.20%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.58%	0.58%	0.60%	0.61%	0.62%
Net investment income	2.67%	3.51%	3.65%	3.75%	3.65%
Portfolio turnover	53%	3%	8%	7%	3%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%[4]	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements. 21

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions
(municipals)	$291,107,042	$—	$291,107,042	$—
Mutual funds	12,636,933	12,636,933	—	—

Total assets	$303,743,975	$12,636,933	$291,107,042	$—

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

23

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

24

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $161,690,111 and $147,568,703, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,576,583	$50,695,861	7,011,303	$79,206,449
Reinvested	832,125	9,289,473	903,576	10,015,744
Repurchased	(3,964,864)	(44,394,060)	(3,196,428)	(36,165,604)

Total	1,443,844	$15,591,274	4,718,451	$53,056,589

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$46,644	$—
Tax exempt income	7,738,229	10,676,650
Long-term capital gains	2,073,766	48,078

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$294,675,468
Unrealized appreciation	9,114,050
Unrealized depreciation	(45,543)

Net unrealized appreciation	$9,068,507

Undistributed tax exempt income	$369,684
Undistributed long-term gains	$2,517

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

26

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

27

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $2,073,766 as capital gains for its taxable year ended December 31, 2011. In addition, the Series hereby reports $7,738,229 as tax exempt dividends for the year ended December 31, 2011. For each item it is the intention of the Series to designate the maximum allowable under tax law.

28

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

29

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

30

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

31

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) HLTH Corp. (2000-present) Cheyne Capital International (2000-present) MPM Bio-equities (2000-present) GMP Companies (2000-present) HoustonPharma (2000-present)
Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

32

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

33

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNDTE-12/11-AR

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

NEW YORK TAX EXEMPT SERIES
www.manning-napier.com

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks world-wide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, general risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The BoA Merrill Lynch 1-12 Year Municipal Bond Index earned a solid 7.58% in 2011, and the New York Tax Exempt Series outpaced its benchmark for the year, posting returns of 8.37%.

Despite fairly negative headlines during the earlier part of the year, municipal bonds rebounded and posted strong returns in 2011. Given the inverse relationship between bond prices and yields, as municipal bond prices rose, yields decreased across the yield curve toward the latter half of 2011 and reached historical lows. Municipal yields, however, remain attractive relative to U.S. Treasuries.

With reference to the Series specifically, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the relative safety and liquidity of such issues justifies the bias. Additionally, because bonds in the long-term maturity range have longer durations, they profit the most from a decrease in yields. Accordingly, approximately 45% of the Series’ securities are in the long-term range, whereas the benchmark holds no long-term securities. Further, the Series continues to focus on high quality bonds, with emphasis on the underlying credit rather than on the bond insurer; a high quality bias provides additional security in the midst of a tough credit environment. Over the course of the year, the Advisor has pared back on the duration of the Series and implemented a maturity structure where a majority of the Series’ holdings are concentrated in both short and long maturity ranges. In general, this overall positioning helped contribute to the Series’ relative outperformance for the year.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	8.37%	4.31%	4.37%	4.52%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	7.58%	5.47%	5.15%	5.27%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2011 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 0.61%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for the year ended December 31, 2011.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,035.80	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

New York Tax Exempt Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.2%

Albany County, Public Impt., G.O. Bond	4.000%	6/1/2026	Aa3	$500,000	$525,885
Amherst Central School District, G.O. Bond	2.000%	8/1/2014	Aa3	500,000	516,275
Bay Shore Union Free School District, G.O. Bond	4.000%	8/15/2014	Aa2	510,000	552,641
Beacon, Series A, G.O. Bond	4.000%	8/15/2014	Aa3	400,000	435,080
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2014	AAA[2]	350,000	363,580
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2015	AAA[2]	275,000	288,041
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2033	AA2	335,000	362,912
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2035	AA2	425,000	456,854
Briarcliff Manor, Public Impt., Series A, G.O. Bond	2.000%	9/1/2014	Aa2	260,000	268,824
Brookhaven, G.O. Bond, AMBAC	5.000%	6/1/2014	Aa2	200,000	220,942
Brookhaven, Public Impt., G.O. Bond	3.000%	3/15/2013	Aa2	1,050,000	1,083,338
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	525,000	593,770
Cayuga County, Public Impt., G.O. Bond, AGM	3.250%	4/1/2026	Aa3	670,000	686,596
Chappaqua Central School District, G.O. Bond	3.000%	1/15/2013	Aaa	300,000	308,019
Chautauqua County, Public Impt., G.O. Bond	4.250%	1/15/2027	A2	665,000	710,001
Clarkstown, Public Impt., G.O. Bond	2.000%	10/15/2014	AAA[2]	675,000	703,741
Clarkstown, Series B, G.O. Bond	4.000%	10/15/2012	AAA[2]	315,000	324,170
Cleveland Hill Union Free School District, G.O. Bond, AGM	3.750%	6/15/2025	Aa3	475,000	507,110
Clifton Park Water Authority, Revenue Bond	4.250%	10/1/2029	AA2	250,000	266,647
Connetquot Central School District of Islip, G.O. Bond	4.000%	7/15/2014	Aa2	390,000	422,943
Copiague Union Free School District, G.O. Bond	2.000%	5/1/2015	Aa3	500,000	517,145
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2014	Aa1	235,000	263,118
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2015	Aa1	250,000	287,537
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	315,000	347,089
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	360,000	390,139
East Irondequoit Central School District, G.O. Bond	2.250%	6/15/2014	Aa2	580,000	600,056
East Islip Union Free School District, Series A, G.O. Bond	4.000%	6/15/2015	AA2	345,000	381,860
Erie County Water Authority, Revenue Bond	5.000%	12/1/2013	Aa2	400,000	434,340
Erie County Water Authority, Revenue Bond, NATL	5.000%	12/1/2037	Aa2	625,000	661,687
Fairport Village, Public Impt., G.O. Bond	2.625%	5/15/2013	AA2	265,000	271,837
Gates Chili Central School District, G.O. Bond	1.000%	6/15/2014	Aa3	460,000	463,234
Greece Central School District, G.O. Bond, AGM	5.000%	6/15/2015	Aa3	500,000	571,430
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	3,011,060
Greenburgh, G.O. Bond	4.750%	5/15/2014	Aaa	250,000	274,885
Greene County, Public Impt., G.O. Bond	1.500%	3/15/2014	Aa3	505,000	512,055
Greene County, Public Impt., G.O. Bond	3.000%	12/15/2014	Aa3	595,000	632,187
Hauppauge Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa2	585,000	625,166
Haverstraw-Stony Point Central School District, G.O. Bond, AGM	4.500%	10/15/2032	Aa2	2,000,000	2,075,220

The accompanying notes are an integral part of the financial statements.

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Hempstead, Public Impt., Series B, G.O. Bond	2.500%	8/1/2013	Aaa	$225,000	$233,102
Hempstead, Public Impt., Series B, G.O. Bond	2.500%	8/1/2014	Aaa	280,000	294,764
Hewlett-Woodmere Union Free School District, G.O. Bond	3.000%	6/15/2013	Aa1	255,000	264,897
Horseheads Central School District, G.O. Bond	2.000%	6/15/2015	Aa3	540,000	557,059
Huntington, G.O. Bond, AMBAC	5.500%	4/15/2014	Aaa	415,000	462,028
Huntington, Public Impt., G.O. Bond	2.000%	6/15/2014	Aaa	570,000	590,708
Huntington, Public Impt., G.O. Bond	3.000%	7/15/2015	Aaa	925,000	998,917
Ithaca City School District, G.O. Bond	3.000%	7/1/2014	AA2	675,000	713,448
Ithaca City School District, G.O. Bond, AGC	3.000%	7/1/2014	Aa3	330,000	348,629
Johnson City Central School District, G.O. Bond, FGRNA	4.375%	6/15/2028	A2	1,000,000	1,014,060
Katonah-Lewisboro Union Free School District, Series C, G.O. Bond, FGRNA	5.000%	11/1/2014	Aa2	1,000,000	1,126,350
Long Beach City School District, G.O. Bond	3.000%	5/1/2014	Aa2	500,000	527,520
Long Island Power Authority, Electric Systems, Prerefunded Balance, Series C, Revenue Bond, CIFG	5.000%	9/1/2015	Aaa	250,000	269,477
Long Island Power Authority, Electric Systems, Series A, Revenue Bond	5.750%	4/1/2039	A3	675,000	753,185
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, NATL	4.500%	5/1/2028	A3	1,880,000	1,920,044
Mahopac Central School District, Series A, G.O. Bond	4.000%	6/1/2014	Aa2	945,000	1,018,332
Mamaroneck Union Free School District, G.O. Bond	3.500%	6/15/2025	Aaa	1,000,000	1,066,600
Manhasset Union Free School District, G.O. Bond	4.000%	9/15/2014	Aaa	655,000	715,529
Marlboro Central School District, G.O. Bond, AGC	4.000%	12/15/2026	AA2	500,000	529,705
Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Revenue Bond	5.000%	11/15/2034	AA2	1,000,000	1,071,120
Metropolitan Transportation Authority, Series B, Revenue Bond, AGM	4.500%	11/15/2032	Aa3	500,000	510,285
Miller Place Union Free School District, G.O. Bond	4.000%	2/15/2027	Aa2	265,000	276,249
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2013	AA2	335,000	343,479
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2014	AA2	225,000	234,736
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2015	AA2	200,000	209,682
Monroe County Water Authority, Revenue Bond	3.250%	8/1/2013	Aa2	510,000	532,460
Monroe County Water Authority, Revenue Bond	4.250%	8/1/2030	Aa2	405,000	423,796
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2035	Aa2	275,000	285,915
Nassau County, Public Impt., Series C, G.O. Bond	4.000%	10/1/2026	A1	1,000,000	1,012,490
Nassau County, Public Impt., Series C, G.O. Bond, AGC	5.000%	10/1/2028	Aa3	1,000,000	1,095,340
New Rochelle City School District, G.O. Bond	4.000%	12/15/2014	Aa2	600,000	659,226
New York City Municipal Water Finance Authority, Series BB, Revenue Bond	5.000%	6/15/2013	Aa2	410,000	437,708

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York City Municipal Water Finance Authority, Series BB, Revenue Bond	3.000%	6/15/2013	Aa2	$350,000	$362,905
New York City Municipal Water Finance Authority, Series C, Revenue Bond	5.000%	6/15/2014	Aa1	250,000	277,023
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.250%	6/15/2033	Aa1	1,250,000	1,272,538
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa1	1,000,000	1,019,370
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa1	1,000,000	1,140,820
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aa1	500,000	508,370
New York City Municipal Water Finance Authority, Water Utility Impt., Series EE, Revenue Bond	2.500%	6/15/2014	Aa2	450,000	469,525
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Revenue Bond, NATL	5.250%	2/1/2021	Aaa	1,000,000	1,054,120
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2014	WR3	730,000	803,088
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2017	WR3	1,390,000	1,529,778
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond, XLCA	5.000%	2/1/2019	Aaa	1,705,000	1,867,623
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Series B, Revenue Bond	5.250%	8/1/2019	WR3	2,705,000	2,916,125
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aa2	500,000	560,855
New York City, Prerefunded Balance, Series C, G.O. Bond	5.500%	9/15/2019	Aa3	600,000	652,764
New York City, Prerefunded Balance, Series G, G.O. Bond	5.000%	8/1/2017	Aa2	310,000	318,643
New York City, Public Impt., Prerefunded Balance, Series D, G.O. Bond	5.250%	10/15/2017	Aa2	1,950,000	2,120,762
New York City, Public Impt., Prerefunded Balance, Series I, G.O. Bond	5.750%	3/1/2016	Aa2	1,000,000	1,064,020
New York City, Public Impt., Prerefunded Balance, Series J, G.O. Bond	5.500%	6/1/2016	Aa3	500,000	536,875
New York City, Public Impt., Prerefunded Balance, Series J, G.O. Bond	5.250%	6/1/2028	Aa2	1,600,000	1,712,336
New York City, Public Impt., Series A, G.O. Bond	5.000%	8/1/2013	Aa2	1,000,000	1,071,500
New York City, Public Impt., Series F, G.O. Bond	3.750%	12/15/2012	Aa2	500,000	516,355

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York City, Public Impt., Series I, G.O. Bond, NATL	5.000%	8/1/2013	Aa2	$500,000	$535,750
New York City, Public Impt., Subseries A, G.O. Bond	5.000%	3/1/2015	Aa2	1,000,000	1,127,750
New York City, Series A, G.O. Bond, AGM	5.000%	8/1/2015	Aa2	205,000	234,397
New York City, Series B, G.O. Bond	4.000%	8/1/2013	Aa2	865,000	913,189
New York City, Series D, G.O. Bond	5.250%	8/1/2014	Aa2	1,390,000	1,549,628
New York City, Subseries J-1, G.O. Bond	5.000%	8/1/2013	Aa2	200,000	214,300
New York Local Government Assistance Corp., Series A, Revenue Bond	5.000%	4/1/2015	AAA[2]	1,000,000	1,139,080
New York State Dormitory Authority, Columbia University, Revenue Bond	5.000%	7/1/2038	Aaa	900,000	983,925
New York State Dormitory Authority, Cornell University, Series C, Revenue Bond	5.000%	7/1/2037	Aa1	1,000,000	1,091,810
New York State Dormitory Authority, New York University, Series A, Revenue Bond	5.000%	7/1/2039	Aa3	1,000,000	1,066,270
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.000%	10/1/2025	Aa3	1,500,000	1,560,660
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.375%	10/1/2030	Aa3	1,500,000	1,551,195
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.400%	10/1/2030	Aa3	140,000	145,099
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.750%	10/1/2040	Aa3	1,360,000	1,410,198
New York State Dormitory Authority, University of Rochester, Series A, Revenue Bond	5.125%	7/1/2039	Aa3	1,000,000	1,068,290
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, NATL	5.000%	6/15/2021	Aaa	600,000	611,478
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa	1,000,000	1,028,480
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	5.000%	6/15/2027	Aaa	1,000,000	1,017,370
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aa1	1,500,000	1,533,105
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa	300,000	311,955
New York State Municipal Bond Bank Agency, Subseries A1, Revenue Bond	4.000%	12/15/2014	AA2	250,000	273,135
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.125%	12/15/2029	A2	420,000	429,148
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.500%	12/15/2034	A2	215,000	220,934
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	2,000,000	2,039,640

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, NATL	5.250%	4/1/2015	AA2	$300,000	$318,789
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, AMBAC	5.000%	4/1/2020	Aa2	750,000	757,365
New York State Thruway Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	3/15/2017	Aa2	260,000	291,470
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	3/15/2014	Aa3	500,000	528,685
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	3/15/2016	AAA[2]	825,000	872,330
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	566,175
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	566,175
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, AGM	5.250%	1/1/2014	Aa3	500,000	521,510
New York State, Pollution Control, Series A, G.O. Bond	5.000%	2/15/2039	Aa2	1,500,000	1,625,985
New York State, Series C, G.O. Bond	5.000%	4/15/2014	Aa2	645,000	712,938
New York State, Series C, G.O. Bond	5.000%	9/1/2014	Aa2	1,000,000	1,121,620
New York State, Series C, G.O. Bond	4.000%	2/1/2027	Aa2	600,000	632,634
New York State, Series C, G.O. Bond, AGM	5.000%	4/15/2012	Aa2	700,000	709,954
New York State, Transit Impt., Series A, G.O. Bond	4.500%	3/1/2040	Aa2	1,500,000	1,537,035
New York State, Water Utility Impt., Series A, G.O. Bond	2.000%	3/1/2013	Aa2	350,000	357,605
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2019	A1	610,000	685,841
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2020	A1	850,000	943,593
North Hempstead, G.O. Bond	3.000%	5/1/2015	Aa1	375,000	400,913
North Hempstead, G.O. Bond, FGRNA	3.125%	2/15/2012	Aa1	250,000	250,925
Onondaga County, Public Impt., Series A, G.O. Bond	5.000%	3/15/2013	Aa1	290,000	306,637
Onondaga County, Public Impt., Series A, G.O. Bond	3.000%	3/1/2015	Aa1	1,000,000	1,067,220
Onondaga County, Public Impt., Series A, G.O. Bond	4.500%	3/1/2028	Aa1	365,000	396,875
Ontario County, G.O. Bond	3.000%	4/15/2015	Aa1	200,000	213,920
Orange County, Public Impt., Series A, G.O. Bond	2.000%	3/1/2013	Aaa	1,460,000	1,490,164
Orange County, Public Impt., Series A, G.O. Bond	3.500%	3/1/2024	Aaa	1,000,000	1,062,870
Orange County, Series A, G.O. Bond	5.000%	7/15/2012	Aaa	1,500,000	1,539,030

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Orange County, Series A, G.O. Bond	5.000%	7/15/2014	Aaa	$550,000	$611,765
Orange County, Series A, G.O. Bond	5.000%	7/15/2015	Aaa	500,000	574,015
Orangetown, Public Impt., G.O. Bond	3.000%	9/15/2026	Aa2	580,000	601,176
Otsego County, G.O. Bond	4.000%	11/15/2027	Aa3	790,000	851,770
Perinton, Public Impt., G.O. Bond	4.250%	12/15/2031	AA2	175,000	188,328
Pleasantville Union Free School District, G.O. Bond	4.000%	5/1/2015	Aa2	530,000	582,348
Pleasantville Union Free School District, G.O. Bond	4.250%	5/1/2038	Aa2	500,000	503,740
Pleasantville Union Free School District, G.O. Bond	4.375%	5/1/2039	Aa2	500,000	507,345
Port Authority of New York & New Jersey, Revenue Bond	4.750%	7/15/2030	Aa2	495,000	529,101
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa2	400,000	408,684
Port Washington Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa1	500,000	535,985
Port Washington Union Free School District, G.O. Bond	4.000%	12/1/2019	Aa1	250,000	258,573
Putnam County, Public Impt., G.O. Bond	2.000%	11/15/2014	Aa2	255,000	264,195
Queensbury Union Free School District, G.O. Bond	4.000%	12/15/2014	Aa2	300,000	328,593
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2031	Aa2	435,000	449,642
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2032	Aa2	510,000	525,509
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.500%	5/1/2033	Aa2	410,000	423,341
Ravena Coeymans Selkirk Central School District, G.O. Bond, AGM	4.250%	6/15/2014	Aa3	1,180,000	1,254,741
Rochester City, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	116,135
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA2	1,000,000	1,034,320
Sachem Central School District of Holbrook, G.O. Bond, NATL	5.000%	6/15/2027	Aa2	1,000,000	1,068,870
Saratoga County Water Authority, Water Utility Impt., Revenue Bond	5.000%	9/1/2038	AA2	950,000	1,010,800
Saratoga County, Public Impt., Series A, G.O. Bond	4.750%	7/15/2036	Aa1	820,000	868,626
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.200%	7/15/2032	AA2	425,000	432,480
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.250%	7/15/2035	AA2	700,000	708,610
Saratoga Springs City School District, G.O. Bond	4.000%	6/15/2015	AA2	500,000	554,775
Saratoga Springs City School District, G.O. Bond, AGM	5.000%	6/15/2020	Aa2	200,000	213,774
Scarsdale Union Free School District, G.O. Bond	4.000%	6/1/2015	Aaa	270,000	300,955
Schenectady County, Series A, G.O. Bond	3.000%	7/15/2013	Aa1	485,000	503,871
Schenectady County, Series A, G.O. Bond	2.000%	7/15/2014	Aa1	475,000	490,575
Schroon Lake Central School District, G.O. Bond, AGM	4.000%	6/15/2027	Aa3	490,000	526,740
Shenendehowa Central School District, G.O. Bond	2.500%	6/15/2014	AA2	280,000	291,488
Skaneateles Central School District, G.O. Bond	4.000%	6/15/2015	AA2	280,000	309,408
Skaneateles Central School District, G.O. Bond	2.000%	6/15/2015	AA2	660,000	682,196
Smithtown Central School District, G.O. Bond	3.000%	8/1/2013	Aa2	255,000	265,223
The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

South Country Central School District at Brookhaven, G.O. Bond, AGM	4.000%	7/15/2027	AA2	$750,000	$770,423
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGRNA	5.375%	6/15/2018	A1	95,000	96,945
South Huntington Union Free School District, G.O. Bond	2.250%	3/15/2015	Aa1	250,000	261,360
South Orangetown Central School District, G.O. Bond	3.000%	8/1/2015	Aa2	230,000	246,054
Southampton Union Free School District, G.O. Bond	2.500%	6/1/2015	Aaa	950,000	1,006,516
Southampton, Public Impt., G.O. Bond	2.500%	4/15/2013	Aa1	255,000	262,145
Southampton, Public Impt., G.O. Bond	3.000%	4/15/2014	Aa1	525,000	554,594
Southold, Public Impt., G.O. Bond	2.000%	8/15/2013	Aa2	580,000	594,396
Spencerport Fire District, Public Impt., G.O. Bond, AGC	4.500%	11/15/2031	AA2	290,000	316,262
Spencerport Fire District, Public Impt., G.O. Bond, AGC	4.500%	11/15/2032	AA2	250,000	271,550
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2031	A2	1,185,000	1,208,510
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2032	A2	1,000,000	1,017,830
Suffolk County Water Authority, Revenue Bond, NATL	4.500%	6/1/2027	Baa2	1,160,000	1,195,914
Suffolk County Water Authority, Series A, Revenue Bond	4.500%	6/1/2030	AA2	640,000	677,453
Suffolk County Water Authority, Series A, Revenue Bond, NATL	4.500%	6/1/2032	Baa2	1,000,000	1,025,100
Suffolk County, Public Impt., Series B, G.O. Bond	3.000%	10/15/2014	Aa2	2,000,000	2,122,180
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2028	A1	600,000	613,854
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2029	A1	600,000	611,304
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.250%	1/15/2030	Aa2	215,000	220,536
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	Aa2	1,090,000	1,115,724
Three Village Central School District Brookhaven & Smithtown, G.O. Bond	3.500%	5/1/2015	Aa2	1,000,000	1,085,490
Tompkins County, Public Impt., G.O. Bond	4.250%	12/15/2032	Aa1	300,000	309,591
Tompkins County, Series A, G.O. Bond, NATL	5.250%	2/15/2015	Aa1	315,000	345,246
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond	5.000%	1/1/2032	Aa2	250,000	250,033
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA2	300,000	345,438

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	1/1/2032	AA2	$1,695,000	$1,695,220
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	1/1/2014	Aa2	900,000	981,747
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	11/15/2020	Aa2	750,000	778,650
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2038	Aa2	900,000	975,528
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2014	A2	605,000	650,290
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2015	A2	865,000	950,272
Victor Central School District, G.O. Bond	4.000%	6/15/2014	Aa2	290,000	312,832
Victor Central School District, G.O. Bond, AGM	3.500%	6/15/2012	Aa2	200,000	203,068
Webster Central School District, Series A, G.O. Bond	2.000%	10/15/2014	AA2	325,000	336,284
Webster Central School District, Series B, G.O. Bond	2.000%	10/15/2014	AA2	410,000	424,235
Westchester County, Public Impt., Series A, G.O. Bond	3.000%	1/15/2015	Aaa	500,000	536,630
Westchester County, Public Impt., Series B, G.O. Bond	3.700%	12/15/2015	Aaa	1,000,000	1,065,400
Westchester County, Series C, G.O. Bond	5.000%	11/1/2013	Aaa	200,000	217,326
White Plains City School District, Series B, G.O. Bond	4.650%	5/15/2031	Aa2	685,000	754,795
White Plains City, Public Impt., Series A, G.O. Bond	2.750%	9/15/2023	Aa1	330,000	336,389
William Floyd Union Free School District of the Mastics-Moriches-Shirley, G.O. Bond	2.250%	12/15/2014	AA2	400,000	416,124
Yorktown Central School District, G.O. Bond	4.000%	3/1/2025	AA2	370,000	396,958

TOTAL MUNICIPAL BONDS
(Identified Cost $147,837,048)					152,058,586

SHORT-TERM INVESTMENTS - 2.7%

Dreyfus BASIC New York Municipal Money Market Fund
(Identified Cost $4,365,328)				4,365,328	4,365,328

TOTAL INVESTMENTS - 98.9%
(Identified Cost $152,202,376)					156,423,914
OTHER ASSETS, LESS LIABILITIES - 1.1%					1,668,451

NET ASSETS - 100%					$158,092,365

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2011

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2011, there is no rating available.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: NATL - 16.8%; AGM - 10.7%.

13

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $152,202,376) (Note 2)	$156,423,914
Interest receivable	1,533,166
Receivable for fund shares sold	347,129

TOTAL ASSETS	158,304,209

LIABILITIES:

Accrued management fees (Note 3)	67,088
Accrued fund accounting and administration fees (Note 3)	13,830
Accrued transfer agent fees (Note 3)	670
Accrued Chief Compliance Officer service fees (Note 3)	251
Accrued directors’ fees (Note 3)	249
Payable for fund shares repurchased	96,394
Audit fees payable	22,062
Other payables and accrued expenses	11,300

TOTAL LIABILITIES	211,844

TOTAL NET ASSETS	$158,092,365

NET ASSETS CONSIST OF:

Capital stock	$148,743
Additional paid-in-capital	153,459,065
Undistributed net investment income	265,009
Accumulated net realized loss on investments	(1,990)
Net unrealized appreciation on investments	4,221,538

TOTAL NET ASSETS	$158,092,365

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($158,092,365/14,874,263 shares)	$10.63

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Interest	$4,957,520
Dividends	124

Total Investment Income	4,957,644

EXPENSES:

Management fees (Note 3)	759,343
Fund accounting and administration fees (Note 3)	85,438
Transfer agent fees (Note 3)	4,774
Directors’ fees (Note 3)	4,241
Chief Compliance Officer service fees (Note 3)	2,552
Custodian fees	9,472
Miscellaneous	58,152

Total Expenses	923,972

NET INVESTMENT INCOME	4,033,672

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	1,958,406
Net change in unrealized appreciation (depreciation) on investments	6,312,571

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,270,977

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,304,649

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,033,672	$4,446,788
Net realized gain (loss) on investments	1,958,406	46,036
Net change in unrealized appreciation (depreciation) on investments	6,312,571	(4,689,742)

Net increase (decrease) from operations	12,304,649	(196,918)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,912,940)	(4,857,125)
From net realized gain on investments	(1,975,445)	(113,664)

Total distributions to shareholders	(5,888,385)	(4,970,789)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	15,450,731	30,861,062

Net increase in net assets	21,866,995	25,693,355

NET ASSETS:

Beginning of year	136,225,370	110,532,015

End of year (including undistributed net investment income of $265,009 and $159,777, respectively)	$158,092,365	$136,225,370

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/30/10	12/31/09	12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$10.55	$9.79	$10.41	$10.44

Income (loss) from investment operations:
Net investment income	0.28 [1]	0.36 [1]	0.38 [1]	0.38	0.37
Net realized and unrealized gain (loss) on investments	0.56	(0.32)	0.82	(0.63)	(0.01)

Total from investment operations	0.84	0.04	1.20	(0.25)	0.36

Less distributions to shareholders:
From net investment income	(0.27)	(0.39)	(0.41)	(0.36)	(0.37)
From net realized gain on investments	(0.13)	(0.01)	(0.03)	(0.01)	(0.02)

Total distributions to shareholders	(0.40)	(0.40)	(0.44)	(0.37)	(0.39)

Net asset value - End of year	$10.63	$10.19	$10.55	$9.79	$10.41

Net assets - End of year (000’s omitted)	$158,092	$136,225	$110,532	$97,202	$111,704

Total return[2]	8.37%	0.32%	12.46%	(2.37%)	3.44%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.61%	0.61%	0.64%	0.64%	0.65%
Net investment income	2.66%	3.41%	3.64%	3.71%	3.66%
Portfolio turnover	48%	7%	10%	11%	7%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%[3]	0.00%[3]	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$152,058,586	$—	$152,058,586	$—
Mutual funds	4,365,328	4,365,328	—	—

Total assets	$156,423,914	$4,365,328	$152,058,586	$—

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $79,317,380 and $68,493,100, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,710,969	$28,225,077	3,733,646	$39,811,439
Reinvested	533,767	5,631,412	448,246	4,689,832
Repurchased	(1,735,257)	(18,405,758)	(1,293,178)	(13,640,209)

Total	1,509,479	$15,450,731	2,888,714	$30,861,062

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$79,163	$—
Tax exempt income	3,913,194	4,858,448
Long-term capital gains	1,896,028	112,341

For the year ended December 31, 2011, the Series elected to defer to January 1, 2012, $1,990 of long-term capital losses, attributable to post-October losses.

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$152,171,871
Unrealized appreciation	4,298,239
Unrealized depreciation	(46,196)

Net unrealized appreciation	$4,252,043

Undistributed tax exempt income	$234,504

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

22

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

23

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,896,028 as capital gains for its taxable year ended December 31, 2011. In addition, the Series hereby reports $3,913,194 as tax exempt dividends for the year ended December 31, 2011. For each item it is the intention of the Series to designate the maximum allowable under tax law.

24

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age: Current Position(s) Held with Fund:	44 Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex:	34 N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex:	34 N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNNYT-12/11-AR

CORE BOND SERIES

www.manning-napier.com

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks world-wide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index earned 7.88% during the year. With a return of 5.68%, the Core Bond Series produced competitive absolute returns and outpaced broad equity indices in 2011. However, the Series trailed its benchmark for the year.

Throughout 2011, the Core Bond Series maintained a heavy weighting to corporate bonds relative to the benchmark because the Advisor believes the supply and demand dynamics within this sector remain attractive, although a selective investment approach is important. As of the end of the year, the Series had 80.50% of its total investments invested in corporate bonds and preferred stocks. With Treasuries outperforming corporate bonds for the year, the Series’ large allocation to corporate bonds hurt returns relative to the benchmark in 2011.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we continue to use tools such as sector, maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series[3]	5.68%	6.62%	5.75%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	7.88%	6.58%	5.85%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception2 (4/21/05) to present (12/31/11) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 0.71%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.71% for the year ended December 31, 2011.

4The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,025.00	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Core Bond Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 77.2%
Convertible Corporate Bonds - 0.8%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Medtronic, Inc., 1.625%, 4/15/2013	A1	$120,000	$120,900

Information Technology - 0.7%
Computers & Peripherals - 0.7%
EMC Corp., 1.75%, 12/1/2013	Aaa	870,000	1,248,450

Total Convertible Corporate Bonds (Identified Cost $1,451,479)			1,369,350

Non-Convertible Corporate Bonds - 76.4%
Consumer Discretionary - 12.1%
Hotels, Restaurants & Leisure - 2.0%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,750,000	2,016,488
Yum! Brands, Inc., 3.875%, 11/1/2020	Baa3	1,250,000	1,278,310

			3,294,798

Household Durables - 2.1%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3	1,345,000	1,420,711
Tupperware Brands Corp.[2] , 4.75%, 6/1/2021	Baa3	2,000,000	2,003,982

			3,424,693

Media - 3.8%
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	1,280,000	1,379,602
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	1,275,000	1,398,076
NBC Universal Media LLC, 5.15%, 4/30/2020	Baa2	1,540,000	1,714,597
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	1,110,000	1,203,767
The Walt Disney Co., 5.50%, 3/15/2019	A2	500,000	602,865

			6,298,907

Multiline Retail - 0.7%
Target Corp., 6.00%, 1/15/2018	A2	670,000	816,303
Target Corp., 3.875%, 7/15/2020	A2	335,000	370,106

			1,186,409

Specialty Retail - 3.1%
AutoZone, Inc., 4.00%, 11/15/2020	Baa2	1,415,000	1,449,686
Best Buy Co., Inc., 5.50%, 3/15/2021	Baa2	1,000,000	956,581
The Home Depot, Inc., 5.40%, 3/1/2016	A3	1,065,000	1,230,041
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A3	745,000	884,907
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	Baa3	500,000	532,019

			5,053,234

Textiles, Apparel & Luxury Goods - 0.4%
VF Corp., 5.95%, 11/1/2017	A3	485,000	572,623

Total Consumer Discretionary			19,830,664

The accompanying notes are an integral part of the financial statements.

5

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Consumer Staples - 2.4%
Beverages - 0.6%
PepsiCo, Inc., 7.90%, 11/1/2018	Aa3	$775,000	$1,046,301

Food Products - 1.8%
General Mills, Inc., 5.65%, 2/15/2019	Baa1	765,000	907,813
Grupo Bimbo SAB de CV (Mexico)[2] , 4.875%, 6/30/2020	Baa2	500,000	526,699
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	565,000	662,272
Kraft Foods, Inc., 5.375%, 2/10/2020	Baa2	680,000	784,619

			2,881,403

Total Consumer Staples			3,927,704

Energy - 4.5%
Energy Equipment & Services - 3.3%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	620,000	817,919
Schlumberger Oilfield plc (United Kingdom)[2] , 4.20%, 1/15/2021	A1	1,465,000	1,612,533
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa2	2,295,000	2,968,105

			5,398,557

Oil, Gas & Consumable Fuels - 1.2%
Apache Corp., 6.90%, 9/15/2018	A3	630,000	801,135
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	Aa1	1,000,000	1,160,349

			1,961,484

Total Energy			7,360,041

Financials - 28.1%
Capital Markets - 7.9%
The Charles Schwab Corp., 4.45%, 7/22/2020	A2	1,320,000	1,396,639
Credit Suisse AG (Switzerland)[2] , 2.60%, 5/27/2016	Aaa	1,205,000	1,221,134
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1	690,000	712,141
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A1	935,000	922,867
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021	A1	750,000	731,655
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa2	1,940,000	1,969,100
Merrill Lynch & Co., Inc., 6.05%, 8/15/2012	Baa1	1,200,000	1,217,329
Morgan Stanley, 5.55%, 4/27/2017	A2	1,727,000	1,666,232
Morgan Stanley, 7.30%, 5/13/2019	A2	1,620,000	1,649,887
Morgan Stanley, 5.75%, 1/25/2021	A2	1,500,000	1,399,209

			12,886,193

Commercial Banks - 8.3%
Bank of Montreal (Canada)[2] , 1.30%, 10/31/2014	Aaa	400,000	399,314
Bank of Nova Scotia (Canada)[2] , 1.65%, 10/29/2015	Aaa	500,000	499,393
Intesa Sanpaolo S.p.A. (Italy)[2] , 6.50%, 2/24/2021	A2	1,545,000	1,267,992
KeyBank National Association, 5.45%, 3/3/2016	Baa1	1,050,000	1,129,999
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	1,480,000	1,704,865

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
National Bank of Canada (Canada)[2] , 2.20%, 10/19/2016	Aaa	$800,000	$806,623
National City Corp., 6.875%, 5/15/2019	Baa1	500,000	561,935
PNC Bank National Association, 5.25%, 1/15/2017	A3	880,000	954,645
Royal Bank of Canada (Canada)[2] , 3.125%, 4/14/2015	Aaa	500,000	524,609
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa1	750,000	720,232
Santander Issuances S.A. Unipersonal (Spain)[2] , 5.911%, 6/20/2016	A2	1,500,000	1,281,618
Societe Generale S.A. (France)[2] , 5.75%, 4/20/2016	A2	1,540,000	1,318,660
The Toronto-Dominion Bank (Canada)[2] , 2.20%, 7/29/2015	Aaa	500,000	511,977
The Toronto-Dominion Bank (Canada)[2] , 1.625%, 9/14/2016	Aaa	400,000	394,735
Wachovia Bank National Association, 5.60%, 3/15/2016	A1	450,000	481,882
Wachovia Corp., 5.25%, 8/1/2014	A3	945,000	996,761

			13,555,240

Consumer Finance - 0.9%
American Express Co., 8.125%, 5/20/2019	A3	1,090,000	1,409,229

Diversified Financial Services - 3.5%
Bank of America Corp., 5.65%, 5/1/2018	Baa1	745,000	709,801
Bank of America Corp., 7.625%, 6/1/2019	Baa1	1,150,000	1,189,350
Bank of America Corp.[3] , 5.13%, 2/24/2026	Baa1	1,415,000	1,176,854
Citigroup, Inc., 8.50%, 5/22/2019	A3	1,190,000	1,400,732
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	1,180,000	1,336,511

			5,813,248

Insurance - 1.2%
American International Group, Inc., 4.25%, 5/15/2013	Baa1	660,000	659,097
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	1,260,000	1,335,627

			1,994,724

Real Estate Investment Trusts (REITS) - 6.3%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	740,000	729,969
Boston Properties LP, 5.875%, 10/15/2019	A4	935,000	1,052,961
Boston Properties LP, 5.625%, 11/15/2020	A4	300,000	334,808
Camden Property Trust, 5.70%, 5/15/2017	Baa1	780,000	854,081
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,305,000	1,357,799
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	45,000	45,084
HCP, Inc., 6.70%, 1/30/2018	Baa2	1,315,000	1,461,786
Health Care REIT, Inc., 6.20%, 6/1/2016	Baa2	375,000	399,476
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	990,000	946,678
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	735,000	875,848
National Retail Properties, Inc., 6.875%, 10/15/2017	Baa2	890,000	987,479

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 10.35%, 4/1/2019	A3	$990,000	$1,358,973

			10,404,942

Total Financials			46,063,576

Health Care - 3.5%
Biotechnology - 0.6%
Amgen, Inc., 5.85%, 6/1/2017	Baa1	500,000	575,000
Amgen, Inc., 3.45%, 10/1/2020	Baa1	370,000	361,426

			936,426

Health Care Equipment & Supplies - 0.4%
CR Bard, Inc., 4.40%, 1/15/2021	A3	655,000	734,054

Health Care Providers & Services - 0.7%
UnitedHealth Group, Inc., 4.70%, 2/15/2021	A3	1,000,000	1,124,213

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	A3	600,000	670,412

Pharmaceuticals - 1.4%
Abbott Laboratories, 5.60%, 11/30/2017	A1	675,000	806,053
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	Aa2	1,215,000	1,427,931

			2,233,984

Total Health Care			5,699,089

Industrials - 11.3%
Aerospace & Defense - 1.1%
The Boeing Co., 6.00%, 3/15/2019	A2	870,000	1,055,156
Honeywell International, Inc., 5.30%, 3/1/2018	A2	690,000	813,718

			1,868,874

Air Freight & Logistics - 0.6%
FedEx Corp., 8.00%, 1/15/2019	Baa2	790,000	1,037,342

Airlines - 1.2%
Continental Airlines Pass-Through Trust, Series 1997-4, Class A, 6.90%, 1/2/2018	Baa2	277,809	289,255
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	Baa1	155,050	161,825
Delta Air Lines Pass-Through Trust, Series 2010-1, Class A, 6.20%, 7/2/2018	Baa2	471,633	502,289
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	910,000	971,170

			1,924,539

Commercial Services & Supplies - 0.6%
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	830,000	1,045,182

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 3.9%
GE Capital Trust I5 , 6.375%, 11/15/2067	Aa3	$1,145,000	$1,124,963
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2	350,000	392,001
General Electric Capital Corp., 5.50%, 1/8/2020	Aa2	320,000	352,093
General Electric Capital Corp., 5.30%, 2/11/2021	Aa3	750,000	801,714
General Electric Co., 5.25%, 12/6/2017	Aa2	370,000	424,672
Textron, Inc., 4.625%, 9/21/2016	Baa3	900,000	922,421
Textron, Inc., 7.25%, 10/1/2019	Baa3	1,245,000	1,408,106
Tyco Electronics Group S.A. (Luxembourg), 4.875%, 1/15/2021	Baa2	975,000	1,048,069

			6,474,039

Machinery - 2.4%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	1,095,000	1,388,824
John Deere Capital Corp., 5.50%, 4/13/2017	A2	225,000	264,996
John Deere Capital Corp., 5.75%, 9/10/2018	A2	1,245,000	1,507,666
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	650,000	693,848

			3,855,334

Road & Rail - 1.5%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	Baa3	1,595,000	1,616,408
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	705,000	822,783

			2,439,191

Total Industrials			18,644,501

Information Technology - 3.6%
Computers & Peripherals - 1.2%
Dell, Inc., 5.875%, 6/15/2019	A2	1,055,000	1,238,912
Hewlett-Packard Co., 5.50%, 3/1/2018	A2	680,000	755,797

			1,994,709

Electronic Equipment, Instruments & Components - 0.8%
Corning, Inc., 6.625%, 5/15/2019	BBB[4]	650,000	784,429
Corning, Inc., 4.25%, 8/15/2020	BBB[4]	500,000	532,528

			1,316,957

IT Services - 0.6%
The Western Union Co., 5.253%, 4/1/2020	A3	945,000	1,064,610

Software - 1.0%
Oracle Corp., 5.00%, 7/8/2019	A1	700,000	825,302
Oracle Corp., 3.875%, 7/15/2020	A1	675,000	743,555

			1,568,857

Total Information Technology			5,945,133

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Materials - 7.5%
Chemicals - 0.6%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	$885,000	$1,081,718

Metals & Mining - 5.5%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	1,635,000	1,646,906
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	1,625,000	1,727,195
ArcelorMittal (Luxembourg), 5.50%, 3/1/2021	Baa3	2,225,000	2,042,348
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	810,000	1,000,800
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	Baa3	1,505,000	1,492,922
Rio Tinto Finance USA Ltd. (Australia), 3.75%, 9/20/2021	A3	1,000,000	1,047,862

			8,958,033

Paper & Forest Products - 1.4%
International Paper Co., 7.50%, 8/15/2021	Baa3	1,885,000	2,326,767

Total Materials			12,366,518

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc., 3.00%, 4/1/2016	A3	745,000	780,157

Wireless Telecommunication Services - 0.9%
Crown Castle Towers LLC[2] , 6.113%, 1/15/2020	A2	745,000	821,988
Crown Castle Towers LLC[2] , 4.883%, 8/15/2020	A2	250,000	255,509
SBA Tower Trust[2] , 5.101%, 4/15/2017	A2	375,000	390,469

			1,467,966

Total Telecommunication Services			2,248,123

Utilities - 2.0%
Electric Utilities - 1.8%
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	580,000	619,525
Exelon Generation Co. LLC, 6.20%, 10/1/2017	A3	350,000	401,924
Exelon Generation Co. LLC, 4.00%, 10/1/2020	A3	865,000	889,209
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	855,000	998,049

			2,908,707

Multi-Utilities - 0.2%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	Baa2	335,000	360,941

Total Utilities			3,269,648

Total Non-Convertible Corporate Bonds (Identified Cost $118,506,341)			125,354,997

TOTAL CORPORATE BONDS (Identified Cost $119,957,820)			126,724,347

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS - 2.0%
Financials - 2.0%
Commercial Banks - 0.9%
PNC Financial Services Group, Inc., Series K (non-cumulative), 8.25%[6]	Baa3	290	$296,729
Wells Fargo & Co., Series K (non-cumulative), 7.98%[6]	Baa3	1,000	1,071,250

			1,367,979

Diversified Financial Services - 0.6%
JPMorgan Chase & Co., Series 1 (non-cumulative), 7.90%[6]	Baa1	965	1,027,426

Real Estate Investment Trusts (REITS) - 0.5%
Public Storage, Series Q, 6.50%	Baa1	29,910	837,480

TOTAL PREFERRED STOCKS (Identified Cost $3,057,084)			3,232,885

ASSET-BACKED SECURITIES - 0.9%
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.21%, 3/17/2014	Aaa	$3,032	3,042
FDIC Trust, Series 2011-R1, Class A2 , 2.672%, 7/25/2026	Aaa	248,250	254,031
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B5 , 2.028%, 4/15/2013	Aaa	24,436	24,526
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A2 , 3.72%, 3/15/2023	Aaa	100,000	99,750
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[2] , 5.29%, 3/25/2016	Aaa	370,000	400,565
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2] , 3.74%, 2/25/2017	Aaa	595,000	613,902

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,339,300)			1,395,816

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%
American Tower Trust, Series 2007-1A, Class AFX[2] , 5.42%, 4/15/2037	Aaa	400,000	423,937
Americold LLC Trust, Series 2010-ARTA, Class A1[2] , 3.847%, 1/14/2029	AAA[4]	92,752	96,079
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4[5] , 5.731%, 5/10/2045	AAA[4]	200,000	223,880
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	100,000	110,655
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	160,000	173,533
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5] , 5.72%, 9/11/2038	Aaa	200,000	223,092
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[4]	300,000	333,992
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2] , 3.759%, 4/15/2044	Aaa	60,000	62,470

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[5] , 5.225%, 7/15/2044	Aaa		$280,000	$309,452
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[5] , 5.728%, 3/15/2049	Aaa		110,000	123,089
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[5] , 5.751%, 6/10/2046	AAA[4]		155,000	171,158
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[2] , 3.156%, 7/10/2046	Aaa		258,876	265,571
FREMF Mortgage Trust, Series 2011-K701, Class B2,5 , 4.287%, 7/25/2048	A4		160,000	144,917
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[5] , 5.882%, 7/10/2038	Aaa		415,000	461,030
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[5] , 5.278%, 1/12/2043	Aaa		650,000	692,264
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5] , 5.205%, 12/15/2044	Aaa		325,000	359,515
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5] , 5.875%, 4/15/2045	Aaa		435,000	488,214
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[2] , 4.07%, 11/15/2043	Aaa		200,000	209,879
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[5] , 5.87%, 6/15/2038	Aaa		275,000	308,419
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A2 , 3.913%, 6/25/2043	Aaa		89,930	90,636
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[5] , 5.414%, 7/12/2046	Aaa		125,000	137,616
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[5] , 5.202%, 11/14/2042	Aaa		100,000	109,949
OBP Depositor LLC Trust, Series 2010-OBP, Class A2 , 4.646%, 7/15/2045	AAA[4]		100,000	111,792
Vornado DP LLC, Series 2010-VNO, Class A2FX2 , 4.004%, 9/13/2028	AAA[4]		245,000	262,318
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5] , 5.204%, 10/15/2044	Aaa		150,000	164,414
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[5] , 5.737%, 5/15/2043	Aaa		115,000	127,276
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5] , 6.011%, 6/15/2045	Aaa		280,000	315,306
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2] , 4.393%, 11/15/2043	Aaa		275,000	296,246

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $6,604,079)				6,796,699

FOREIGN GOVERNMENT BONDS - 0.7%
Republic of Italy (Italy), 2.125%, 10/5/2012 (Identified Cost $1,169,399)	WR	[7]	1,190,000	1,163,369

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS - 0.8%
Monroe County Water Authority, Water Utility Impt., Revenue Bond, 6.339%, 8/1/2035	Aa2	$500,000	$656,385
New York City, Public Impt., G.O. Bond, 6.646%, 12/1/2031	Aa2	500,000	584,500

TOTAL MUNICIPAL BONDS (Identified Cost $1,000,000)			1,240,885

MUTUAL FUNDS - 1.7%
iShares iBoxx Investment Grade Corporate Bond Fund (Identified Cost $2,643,147)		24,460	2,782,570

U.S. GOVERNMENT AGENCIES - 7.3%
Mortgage-Backed Securities - 7.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		$1,400,216	1,523,739
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		100,092	108,984
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		116,696	126,501
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		857,053	932,660
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		151,690	164,436
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		1,521,897	1,656,154
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		90,397	98,155
Fannie Mae, Pool #995876, 6.00%, 11/1/2038		2,157,020	2,377,516
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040		1,630,752	1,798,933
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020		487,045	529,097
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022		150,559	164,033
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022		102,987	112,204
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023		85,804	93,430
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023		150,589	164,066
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037		274,904	302,361
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038		80,373	87,321
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038		150,143	163,286
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040		891,186	980,197
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040		580,118	638,060

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $11,847,889)			12,021,133

SHORT-TERM INVESTMENTS - 3.7%
Dreyfus Cash Management, Inc. - Institutional Shares[8] , 0.05%, (Identified Cost $6,089,427)		6,089,427	6,089,427

TOTAL INVESTMENTS - 98.4% (Identified Cost $153,708,145)			161,447,131
OTHER ASSETS, LESS LIABILITIES - 1.6%			2,638,497

NET ASSETS - 100%			$164,085,628

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2011

G.O. Bond - General Obligation Bond

Impt. - Improvement

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $17,169,328, or 10.5%, of the Series’ net assets as of December 31, 2011.

3Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2011.

4Credit ratings from S&P (unaudited).

5The coupon rate is floating and is the effective rate as of December 31, 2011.

6The rate shown is a fixed rate as of December 31, 2011; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2013 to 2018.

7Credit rating has been withdrawn. As of December 31, 2011, there is no rating available.

8Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $153,708,145) (Note 2)	$161,447,131
Interest receivable	1,948,067
Receivable for fund shares sold	847,778
Dividends receivable	9,681

TOTAL ASSETS	164,252,657

LIABILITIES:

Accrued management fees (Note 3)	81,963
Accrued fund accounting and administration fees (Note 3)	12,051
Accrued transfer agent fees (Note 3)	387
Accrued Chief Compliance Officer service fees (Note 3)	252
Accrued directors’ fees (Note 3)	209
Payable for fund shares repurchased	38,454
Audit fees payable	21,856
Other payables and accrued expenses	11,857

TOTAL LIABILITIES	167,029

TOTAL NET ASSETS	$164,085,628

NET ASSETS CONSIST OF:

Capital stock	$148,447
Additional paid-in-capital	156,369,074
Undistributed net investment income	29,970
Accumulated net realized loss on investments	(200,849)
Net unrealized appreciation on investments	7,738,986

TOTAL NET ASSETS	$164,085,628

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($164,085,628/14,844,730 shares)	$11.05

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Interest	$6,636,800
Dividends	442,370

Total Investment Income	7,079,170

EXPENSES:

Management fees (Note 3)	919,226
Fund accounting and administration fees (Note 3)	73,799
Directors’ fees (Note 3)	4,240
Transfer agent fees (Note 3)	3,509
Chief Compliance Officer service fees (Note 3)	2,555
Custodian fees	10,321
Miscellaneous	69,110

Total Expenses	1,082,760

NET INVESTMENT INCOME	5,996,410

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	1,133,109
Net change in unrealized appreciation (depreciation) on investments	1,294,303

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,427,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,423,822

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statement of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$5,996,410	$3,883,268
Net realized gain (loss) on investments	1,133,109	499,316
Net change in unrealized appreciation (depreciation) on investments	1,294,303	3,349,635

Net increase from operations	8,423,822	7,732,219

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income	(6,177,113)	(3,683,326)
From net realized gain on investments	(963,693)	—

Total distributions to shareholders	(7,140,806)	(3,683,326)

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)	48,744,598	33,408,300

Net increase in net assets	50,027,614	37,457,193
NET ASSETS:
Beginning of year	114,058,014	76,600,821

End of year (including undistributed net investment income of $29,970 and $211,367, respectively) .	$164,085,628	$114,058,014

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.94	$10.38	$9.69	$10.05	$9.98

Income (loss) from investment operations:
Net investment income	0.44 [1]	0.45 [1]	0.49 [1]	0.45	0.42
Net realized and unrealized gain (loss) on investments	0.18	0.48	0.62	(0.30)	0.13

Total from investment operations	0.62	0.93	1.11	0.15	0.55

Less distributions to shareholders:
From net investment income	(0.44)	(0.37)	(0.42)	(0.46)	(0.42)
From net realized gain on investments	(0.07)	—	—	(0.05)	(0.06)

Total distributions to shareholders	(0.51)	(0.37)	(0.42)	(0.51)	(0.48)

Net asset value - End of year	$11.05	$10.94	$10.38	$9.69	$10.05

Net assets - End of year
(000’s omitted)	$164,086	$114,058	$76,601	$53,071	$49,909

Total return[2]	5.68%	8.97%	11.46%	1.66%	5.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.71%	0.76%	0.79%	0.80%	0.80%
Net investment income	3.91%	4.10%	4.84%	4.73%	4.21%
Portfolio turnover	18%	23%	67%	53%	346%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	NA	0.00%[3]	0.00%[3]	0.03%	0.04%
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in corporate fixed income securities and pass-through securities.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$3,232,885	$837,480	$2,395,405	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	12,021,133	—	12,021,133	—
States and political subdivisions (municipals)	1,240,885	—	1,240,885	—
Corporate debt:				—
Consumer Discretionary	19,830,664	—	19,830,664	—
Consumer Staples	3,927,704	—	3,927,704	—
Energy	7,360,041	—	7,360,041	—
Financials	46,063,576	—	46,063,576	—
Health Care	5,699,089	—	5,699,089	—
Industrials	18,644,501	—	18,644,501	—
Information Technology	5,945,133	—	5,945,133	—
Materials	12,366,518	—	12,366,518	—
Telecommunication Services	2,248,123	—	2,248,123	—
Utilities	3,269,648	—	3,269,648	—
Convertible corporate debt:
Health Care	120,900	—	120,900	—
Information Technology	1,248,450	—	1,248,450	—
Asset-backed securities	1,395,816	—	1,395,816	—
Commercial mortgage-backed securities	6,796,699	—	6,796,699

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign Government bonds	$1,163,369	$—	$1,163,369	$—
Mutual funds	8,871,997	8,871,997	—	—

Total assets	$161,447,131	$9,709,477	$151,737,654	$—

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series as of December 31, 2011.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series as of December 31, 2011.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2011.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

23

Core Bond Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $67,086,673 and $24,199,186, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $7,835,602 and $2,726,615, respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,653,992	$51,537,767	3,256,147	$35,669,098
Reinvested	639,771	7,046,886	338,001	3,639,306
Repurchased	(871,679)	(9,840,055)	(553,027)	(5,900,104)

Total	4,422,084	$48,744,598	3,041,121	$33,408,300

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in real estate investment trusts (REITs), hybrid securities and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

24

Core Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$ 6,177,402	$ 3,683,326
Long-term capital gains	$ 963,404	$ —

For the period ended December 31, 2011, the Series elected to defer to January 1, 2012, $59,040 and $141,810 of short-term and long-term capital losses, respectively, attributable to post-October losses.

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$153,780,257
Unrealized appreciation	9,691,958
Unrealized depreciation	(2,025,084)

Net unrealized appreciation	$7,666,874

Undistributed ordinary income	$53,103

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

The capital loss carryover utilized in the current year was $370,960.

25

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

26

Core Bond Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $184,342 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $963,404 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 5.87%, or if different, the maximum allowable under tax law.

The percentage of ordinary income distribution paid by the Series during the year ended December 31, 2011 which was derived from U.S. Treasury securities is 0.04%.

27

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

28

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1 The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

32

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNCOB-12/11-AR

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

CORE PLUS BOND SERIES

www.manning-napier.com

Core Plus Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks world-wide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index earned 7.88% during the year. With a return of 4.91%, the Core Plus Bond Series produced competitive absolute returns and outpaced broad equity indices in 2011. However, the Series trailed its benchmark for the year.

Throughout 2011, the Core Plus Bond Series has maintained a heavy weighting (as compared to the benchmark) to corporate bonds, including below investment grade corporate securities, because the Advisor believes the supply and demand dynamics within this sector remain attractive, although a selective investment approach is important. As of the end of the year, the Series had 81.66% of its assets invested in corporate bonds and preferred stocks. With Treasuries outperforming corporate bonds for the year, the Series’ large allocation to corporate bonds hurt returns relative to the benchmark in 2011.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we continue to use tools such as sector, maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Core Plus Bond Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Plus Bond Series[3]	4.91%	6.90%	5.98%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	7.88%	6.58%	5.85%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception2 (4/21/05) to present (12/31/11) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for the year ended December 31, 2011.

4The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Core Plus Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,015.80	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Core Plus Bond Series

Portfolio Composition as of December 31, 2011

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

Credit Quality Ratings[2,3]

2As a percentage of total corporate bonds, preferred stock, asset-backed securities, commercial mortgage-backed securities, foreign government bonds and municipal bonds.

[3]Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 78.7%

Convertible Corporate Bonds - 1.0%
Financials - 0.5%
Real Estate Investment Trusts (REITS) - 0.5%
BioMed Realty LP2 , 3.75%, 1/15/2030	WR3	$2,375,000	$2,734,219

Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc., 3.00%, 5/15/2016	B4	655,000	620,612

Information Technology - 0.4%
Computers & Peripherals - 0.4%
EMC Corp., 1.75%, 12/1/2013	Aaa	1,685,000	2,417,975

Total Convertible Corporate Bonds
(Identified Cost $5,484,178)			5,772,806

Non-Convertible Corporate Bonds - 77.7%
Consumer Discretionary - 12.4%
Auto Components - 0.2%
UCI International, Inc., 8.625%, 2/15/2019	B3	1,000,000	970,000

Hotels, Restaurants & Leisure - 1.3%
International Game Technology, 7.50%, 6/15/2019	Baa2	5,505,000	6,343,296
Scientific Games Corp., 8.125%, 9/15/2018	B1	495,000	507,375
Wyndham Worldwide Corp., 6.00%, 12/1/2016	Baa3	800,000	862,720

			7,713,391

Household Durables - 0.9%
Beam, Inc., 5.375%, 1/15/2016	Baa2	813,000	892,650
Tupperware Brands Corp.[2] , 4.75%, 6/1/2021	Baa3	4,000,000	4,007,964

			4,900,614

Media - 5.0%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1	1,410,000	1,561,575
CCO Holdings LLC - CCO Holdings Capital Corp., 7.375%, 6/1/2020	B1	1,005,000	1,060,275
Columbus International, Inc. (Barbados)[2] , 11.50%, 11/20/2014	B2	900,000	947,250
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	4,710,000	5,076,504
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	4,875,000	5,345,584
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B2	620,000	663,400
NBC Universal Media LLC, 5.15%, 4/30/2020	Baa2	5,510,000	6,134,696
Sirius XM Radio, Inc.[2] , 9.75%, 9/1/2015	Ba2	1,405,000	1,524,425
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	4,110,000	4,457,192
UPCB Finance III Ltd. (Cayman Islands)[2] , 6.625%, 7/1/2020	Ba3	2,050,000	2,019,250

			28,790,151

Multiline Retail - 0.7%
Target Corp., 6.00%, 1/15/2018	A2	3,225,000	3,929,221

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 3.5%
AutoZone, Inc., 4.00%, 11/15/2020	Baa2	$1,650,000	$1,690,446
Best Buy Co., Inc., 5.50%, 3/15/2021	Baa2	4,000,000	3,826,324
DirectBuy Holdings, Inc.[2] , 12.00%, 2/1/2017	Caa3	1,000,000	240,000
The Home Depot, Inc., 5.40%, 3/1/2016	A3	4,325,000	4,995,237
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A3	3,175,000	3,771,246
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	Baa3	2,500,000	2,660,095
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	1,000,000	1,007,500
Toys R Us Property Co. II LLC, 8.50%, 12/1/2017	Ba1	1,740,000	1,800,900

			19,991,748

Textiles, Apparel & Luxury Goods - 0.8%
Jones Group - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	Ba3	1,115,000	1,003,500
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,323,572

			4,327,072

Total Consumer Discretionary			70,622,197

Consumer Staples - 1.6%
Beverages - 0.6%
CEDC Finance Corp. International, Inc.[2] , 9.125%, 12/1/2016	B2	1,545,000	1,093,087
Constellation Brands, Inc., 7.25%, 9/1/2016	Ba2	1,400,000	1,538,250
PepsiCo, Inc., 7.90%, 11/1/2018	Aa3	713,000	962,597

			3,593,934

Food Products - 0.8%
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	3,610,000	4,231,505

Household Products - 0.0%*
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	28,572

Personal Products - 0.2%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	B2	990,000	1,053,113

Total Consumer Staples			8,907,124

Energy - 6.2%
Energy Equipment & Services - 3.6%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	3,155,000	4,162,155
Calfrac Holdings LP2 , 7.50%, 12/1/2020	B2	1,000,000	975,000
Petroleum Geo-Services ASA (Norway)[2] , 7.375%, 12/15/2018	Ba2	1,000,000	1,020,000
Schlumberger Oilfield plc (United Kingdom)[2] , 4.20%, 1/15/2021	A1	2,630,000	2,894,854
SESI LLC, 6.375%, 5/1/2019	Ba3	710,000	722,425
SESI LLC[2] , 7.125%, 12/15/2021	Ba3	340,000	357,000
Thermon Industries, Inc., 9.50%, 5/1/2017	B1	1,133,000	1,220,807
Trinidad Drilling Ltd. (Canada)[2] , 7.875%, 1/15/2019	B2	1,000,000	1,030,000

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa2	$6,175,000	$7,986,078

			20,368,319

Oil, Gas & Consumable Fuels - 2.6%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Ba1	5,825,000	6,602,929
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	694,000	697,470
Chaparral Energy, Inc., 8.25%, 9/1/2021	Caa1	1,025,000	1,037,813
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[2] , 6.625%, 11/15/2019	Ba3	1,030,000	1,071,200
Coffeyville Resources LLC - Coffeyville Finance, Inc.[2] , 10.875%, 4/1/2017	B1	395,000	442,400
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	Caa1	1,200,000	1,302,000
Linn Energy LLC - Linn Energy Finance Corp., 7.75%, 2/1/2021	B2	1,200,000	1,248,000
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	B3	840,000	865,200
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	B1	750,000	785,625
Tesoro Corp., 9.75%, 6/1/2019	Ba1	615,000	690,337

			14,742,974

Total Energy			35,111,293

Financials - 30.9%
Capital Markets - 7.8%
Credit Suisse AG (Switzerland)[2] , 2.60%, 5/27/2016	Aaa	4,295,000	4,352,506
GFI Group, Inc., 8.375%, 7/19/2018	Ba2	1,205,000	1,072,450
Goldman Sachs Capital II5 , 5.793%, 6/1/2043	Baa2	4,205,000	2,586,075
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1	3,385,000	3,493,621
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A1	4,510,000	4,451,478
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa2	6,925,000	7,028,875
Merrill Lynch & Co., Inc., 6.05%, 8/15/2012	Baa1	4,300,000	4,362,096
Morgan Stanley, 5.55%, 4/27/2017	A2	3,544,000	3,419,297
Morgan Stanley, 7.30%, 5/13/2019	A2	4,310,000	4,389,515
Morgan Stanley, 5.50%, 1/26/2020	A2	4,485,000	4,082,583
Morgan Stanley, 5.75%, 1/25/2021	A2	5,400,000	5,037,152

			44,275,648

Commercial Banks - 9.4%
Bank of Montreal (Canada)[2] , 1.30%, 10/31/2014	Aaa	1,400,000	1,397,598
Bank of Nova Scotia (Canada)[2] , 1.65%, 10/29/2015	Aaa	3,000,000	2,996,355
Intesa Sanpaolo S.p.A. (Italy)[2] , 6.50%, 2/24/2021	A2	5,545,000	4,550,820
KeyBank National Association, 5.45%, 3/3/2016	Baa1	4,640,000	4,993,522
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	5,665,000	6,525,717
National Bank of Canada (Canada)[2] , 2.20%, 10/19/2016	Aaa	2,700,000	2,722,353

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
National City Corp., 6.875%, 5/15/2019	Baa1	$1,920,000	$2,157,830
PNC Bank National Association, 5.25%, 1/15/2017	A3	5,640,000	6,118,407
Royal Bank of Canada (Canada)[2] , 3.125%, 4/14/2015	Aaa	3,000,000	3,147,657
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa1	750,000	720,232
Santander Issuances S.A. Unipersonal (Spain)[2] , 5.911%, 6/20/2016	A2	5,300,000	4,528,384
Societe Generale S.A. (France)[2] , 5.75%, 4/20/2016	A2	5,515,000	4,722,346
The Toronto-Dominion Bank (Canada)[2] , 2.20%, 7/29/2015	Aaa	3,000,000	3,071,865
The Toronto-Dominion Bank (Canada)[2] , 1.625%, 9/14/2016	Aaa	1,400,000	1,381,572
Wachovia Corp., 5.25%, 8/1/2014	A3	4,500,000	4,746,479

			53,781,137

Consumer Finance - 2.2%
American Express Co., 8.125%, 5/20/2019	A3	3,935,000	5,087,447
American Express Co.[5] , 6.80%, 9/1/2066	Baa2	3,445,000	3,427,775
Credit Acceptance Corp., 9.125%, 2/1/2017	B1	2,170,000	2,267,650
Discover Financial Services, 10.25%, 7/15/2019	Ba1	1,650,000	2,011,281

			12,794,153

Diversified Financial Services - 3.8%
Bank of America Corp., 5.75%, 8/15/2016	Baa2	3,715,000	3,450,239
Bank of America Corp., 5.65%, 5/1/2018	Baa1	2,675,000	2,548,614
Bank of America Corp., 7.625%, 6/1/2019	Baa1	3,315,000	3,428,429
Bank of America Corp.[6] , 5.13%, 2/24/2026	Baa1	2,720,000	2,262,221
Citigroup, Inc., 8.50%, 5/22/2019	A3	4,110,000	4,837,824
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	4,300,000	4,870,335

			21,397,662

Insurance - 1.6%
American International Group, Inc., 4.25%, 5/15/2013	Baa1	1,840,000	1,837,481
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	5,035,000	5,337,206
Hartford Financial Services Group, Inc.[5] , 8.125%, 6/15/2038	Ba1	580,000	574,200
International Lease Finance Corp., 8.625%, 1/15/2022	B1	1,355,000	1,370,728

			9,119,615

Real Estate Investment Trusts (REITS) - 6.1%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	2,750,000	2,712,724
Boston Properties LP, 5.875%, 10/15/2019	A4	4,455,000	5,017,047
Camden Property Trust, 5.70%, 5/15/2017	Baa1	4,025,000	4,407,274
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,000,000	1,040,459
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	4,180,000	4,187,821
DuPont Fabros Technology LP, 8.50%, 12/15/2017	Ba1	1,160,000	1,241,200
HCP, Inc., 6.70%, 1/30/2018	Baa2	4,500,000	5,002,308
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	2,665,000	3,175,694

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
National Retail Properties, Inc., 6.875%, 10/15/2017	Baa2	$2,365,000	$2,624,031
Simon Property Group LP, 10.35%, 4/1/2019	A3	3,670,000	5,037,809

			34,446,367

Total Financials			175,814,582

Health Care - 2.9%
Health Care Equipment & Supplies - 0.9%
Alere, Inc., 7.875%, 2/1/2016	B2	515,000	516,287
Alere, Inc., 9.00%, 5/15/2016	B3	1,300,000	1,313,000
CR Bard, Inc., 4.40%, 1/15/2021	A3	800,000	896,554
Fresenius Medical Care US Finance, Inc., 6.875%, 7/15/2017	Ba2	720,000	766,800
Fresenius US Finance II, Inc.[2] , 9.00%, 7/15/2015	Ba1	1,320,000	1,480,050

			4,972,691

Health Care Providers & Services - 1.5%
BioScrip, Inc., 10.25%, 10/1/2015	Caa1	1,110,000	1,096,125
HCA, Inc., 6.50%, 2/15/2020	Ba3	1,155,000	1,198,313
Health Management Associates, Inc., 6.125%, 4/15/2016	BB4	1,715,000	1,775,025
UnitedHealth Group, Inc., 4.70%, 2/15/2021	A3	4,000,000	4,496,852

			8,566,315

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	A3	2,400,000	2,681,650

Total Health Care			16,220,656

Industrials - 11.1%
Aerospace & Defense - 0.9%
The Boeing Co., 6.00%, 3/15/2019	A2	3,465,000	4,202,432
Ducommun, Inc.[2] , 9.75%, 7/15/2018	B3	720,000	730,800

			4,933,232

Air Freight & Logistics - 0.4%
Aguila 3 S.A. (Luxembourg)[2] , 7.875%, 1/31/2018	B2	1,640,000	1,590,800
FedEx Corp., 8.00%, 1/15/2019	Baa2	435,000	571,195

			2,161,995

Airlines - 1.4%
Continental Airlines Pass-Through Trust, Series 1997-4, Class A, 6.90%, 1/2/2018	Baa2	324,985	338,374
Continental Airlines, Inc.[2] , 6.75%, 9/15/2015	Ba2	1,545,000	1,471,613
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	Baa1	1,134,511	1,184,089
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	Ba3	630,000	578,025

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	$365,000	$334,887
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	3,925,000	4,188,839

			8,095,827

Building Products - 0.5%
Building Materials Corp. of America[2] , 6.875%, 8/15/2018	Ba3	1,130,000	1,186,500
Owens Corning, 9.00%, 6/15/2019	Ba1	1,240,000	1,479,385

			2,665,885

Commercial Services & Supplies - 0.4%
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba3	900,000	956,250
Garda World Security Corp. (Canada)[2] , 9.75%, 3/15/2017	B2	1,220,000	1,232,200

			2,188,450

Industrial Conglomerates - 3.5%
GE Capital Trust I5 , 6.375%, 11/15/2067	Aa3	3,545,000	3,482,963
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2	2,150,000	2,408,004
General Electric Capital Corp., 5.50%, 1/8/2020	Aa2	3,105,000	3,416,407
General Electric Co., 5.25%, 12/6/2017	Aa2	2,100,000	2,410,300
Textron, Inc., 4.625%, 9/21/2016	Baa3	3,100,000	3,177,227
Textron, Inc., 7.25%, 10/1/2019	Baa3	3,790,000	4,286,524
Tyco Electronics Group S.A. (Luxembourg), 4.875%, 1/15/2021	Baa2	800,000	859,954

			20,041,379

Machinery - 2.2%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	3,385,000	4,293,304
Dynacast International LLC - Dynacast Finance, Inc.[2] , 9.25%, 7/15/2019	B2	1,000,000	940,000
John Deere Capital Corp., 5.75%, 9/10/2018	A2	3,795,000	4,595,658
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	2,350,000	2,508,529

			12,337,491

Marine - 0.2%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	Ba3	1,530,000	1,457,325

Road & Rail - 1.6%
Avis Budget Car Rental LLC - Avis Budget Finance, Inc., 8.25%, 1/15/2019	B2	1,030,000	1,022,275
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	Baa3	3,932,000	3,984,775
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	3,675,000	4,288,975

			9,296,025

Total Industrials			63,177,609

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 1.1%
Communications Equipment - 0.1%
EH Holding Corp.[2] , 6.50%, 6/15/2019	Ba3	$705,000	$734,963

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc., 4.25%, 8/15/2020	BBB[4]	2,500,000	2,662,640
CPI International, Inc., 8.00%, 2/15/2018	B3	730,000	607,725

			3,270,365

Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	Ba3	1,510,000	1,566,625
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	B2	830,000	863,200

			2,429,825

Total Information Technology			6,435,153

Materials - 6.0%
Chemicals - 0.3%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	1,635,000	1,998,428

Containers & Packaging - 0.5%
Longview Fibre Paper & Packaging, Inc.[2] , 8.00%, 6/1/2016	B2	705,000	705,000
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[2] , 7.125%, 4/15/2019	Ba3	2,360,000	2,401,300

			3,106,300

Metals & Mining - 4.0%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	2,185,000	2,200,911
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	1,450,000	1,541,189
ArcelorMittal (Luxembourg), 5.50%, 3/1/2021	Baa3	5,460,000	5,011,783
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	3,230,000	3,990,846
Calcipar S.A. (Luxembourg)[2] , 6.875%, 5/1/2018	B1	1,075,000	967,500
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	1,000,000	1,065,858
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	Baa3	2,000,000	1,983,950
FMG Resources August 2006 Pty. Ltd. (Australia)[2] , 6.875%, 2/1/2018	B1	1,140,000	1,091,550
Mirabela Nickel Ltd. (Australia)[2] , 8.75%, 4/15/2018	B2	710,000	637,225
Rio Tinto Finance USA Ltd. (Australia), 3.75%, 9/20/2021	A3	4,000,000	4,191,448

			22,682,260

Paper & Forest Products - 1.2%
International Paper Co., 7.50%, 8/15/2021	Baa3	5,330,000	6,579,133

Total Materials			34,366,121

Telecommunication Services - 3.4%
Diversified Telecommunication Services - 1.6%
Inmarsat Finance plc (United Kingdom)[2] , 7.375%, 12/1/2017	Ba2	1,840,000	1,922,800
Intelsat Jackson Holdings S.A. (Luxembourg)[2] , 7.25%, 4/1/2019	B3	1,095,000	1,111,425

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc., 3.00%, 4/1/2016	A3	$2,765,000	$2,895,480
Wind Acquisition Finance S.A. (Luxembourg)[2], 11.75%, 7/15/2017	B3	905,000	809,975
Wind Acquisition Finance S.A. (Luxembourg)[2], 7.25%, 2/15/2018	Ba3	1,525,000	1,387,750
Windstream Corp.[2], 7.50%, 6/1/2022	Ba3	1,015,000	1,012,463

			9,139,893

Wireless Telecommunication Services - 1.8%
CC Holdings GS V LLC - Crown Castle GS III Corp.[2], 7.75%, 5/1/2017	Baa3	1,465,000	1,578,537
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2	4,070,000	4,490,590
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2	610,000	623,441
NII Capital Corp., 7.625%, 4/1/2021	B2	1,530,000	1,518,525
SBA Tower Trust[2], 5.101%, 4/15/2017	A2	2,095,000	2,181,419

			10,392,512

Total Telecommunication Services			19,532,405

Utilities - 2.1%
Electric Utilities - 1.8%
Allegheny Energy Supply Co. LLC[2], 5.75%, 10/15/2019	Baa3	2,385,000	2,550,758
Exelon Generation Co. LLC, 4.00%, 10/1/2020	A3	4,000,000	4,111,948
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	3,240,000	3,782,081

			10,444,787

Gas Utilities - 0.2%
Ferrellgas LP - Ferrellgas Finance Corp., 6.50%, 5/1/2021	Ba3	1,000,000	880,000

Independent Power Producers & Energy Traders - 0.1%
The AES Corp., 8.00%, 10/15/2017	Ba3	585,000	643,500

Total Utilities			11,968,287

Total Non-Convertible Corporate Bonds
(Identified Cost $419,754,949)			442,155,427

TOTAL CORPORATE BONDS
(Identified Cost $425,239,127)			447,928,233

PREFERRED STOCKS - 3.0%
Financials - 3.0%
Commercial Banks - 0.9%
PNC Financial Services Group, Inc., Series K (non-cumulative), 8.25%[7]	Baa3	1,850	1,892,929
Wells Fargo & Co., Series K (non-cumulative), 7.98%[7]	Baa3	3,145	3,369,081

			5,262,010

Diversified Financial Services - 1.6%
Bank of America Corp., Series K (non-cumulative), 8.00%[7]	Ba3	3,350	2,999,724

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS (continued)

Financials (continued)
Diversified Financial Services (continued)
Bank of America Corp., Series M (non-cumulative), 8.125%[7]	Ba3	3,000	$2,692,500
JPMorgan Chase & Co., Series 1 (non-cumulative), 7.90%[7]	Baa1	2,985	3,178,100

			8,870,324

Real Estate Investment Trusts (REITS) - 0.5%
Public Storage, Series Q, 6.50%	Baa1	109,100	3,054,800

TOTAL PREFERRED STOCKS
(Identified Cost $16,266,133)			17,187,134

ASSET-BACKED SECURITIES - 1.3%
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.21%, 3/17/2014	Aaa	$15,159	15,211
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	Aaa	1,245,811	1,274,825
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B5, 2.028%, 4/15/2013	Aaa	146,616	147,158
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A2, 3.72%, 3/15/2023	Aaa	260,000	259,350
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[2], 5.29%, 3/25/2016	Aaa	2,585,000	2,798,539
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2], 3.74%, 2/25/2017	Aaa	2,360,000	2,434,972
SLM Student Loan Trust, Series 2002-4, Class A4[5], 0.686%, 3/15/2017	Aaa	243,757	242,226

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $6,844,630)			7,172,281

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.4%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA[4]	403,471	417,943
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4[5], 5.731%, 5/10/2045	AAA[4]	700,000	783,581
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	335,000	370,693
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	715,000	775,477
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5], 5.72%, 9/11/2038	Aaa	1,010,000	1,126,616
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[4]	650,000	723,649
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2], 3.759%, 4/15/2044	Aaa	240,000	249,880
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[5], 5.225%, 7/15/2044	Aaa	500,000	552,592

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[5], 5.728%, 3/15/2049	Aaa	$575,000	$643,421
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[5], 5.751%, 6/10/2046	AAA[4]	900,000	993,823
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[2], 3.156%, 7/10/2046	Aaa	1,274,844	1,307,810
FREMF Mortgage Trust, Series 2011-K701, Class B2,5, 4.287%, 7/25/2048	A4	950,000	860,444
FREMF Mortgage Trust, Series 2011-K702, Class B2,5, 4.771%, 4/25/2044	A3	230,000	212,619
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[5], 5.882%, 7/10/2038	Aaa	1,695,000	1,883,001
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[5], 5.278%, 1/12/2043	Aaa	850,000	905,269
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.205%, 12/15/2044	Aaa	1,670,000	1,847,354
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 5.875%, 4/15/2045	Aaa	1,075,000	1,206,506
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	Aaa	750,000	787,047
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[5], 5.87%, 6/15/2038	Aaa	970,000	1,087,878
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[5], 5.414%, 7/12/2046	Aaa	605,000	666,060
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[5], 5.202%, 11/14/2042	Aaa	385,000	423,304
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A5, 5.23%, 9/15/2042	Aaa	210,000	231,067
Morgan Stanley Capital I, Series 2011-C1, Class A2[2], 3.884%, 9/15/2047	AAA[4]	200,000	210,165
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA[4]	420,000	469,526
Vornado DP LLC, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA[4]	1,195,000	1,279,470
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.204%, 10/15/2044	Aaa	1,220,000	1,337,231
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[5], 5.737%, 5/15/2043	Aaa	770,000	852,197
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	Aaa	1,220,000	1,373,832
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa	1,350,000	1,454,298

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $24,180,102)			25,032,753

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 0.9%
Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019	Ba1	EUR	4,000,000	$1,031,774
Republic of Italy (Italy), 2.125%, 10/5/2012	WR3		$4,265,000	4,169,553

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $9,390,282)				5,201,327

MUNICIPAL BONDS - 0.5%
New York City, Public Impt., G.O. Bond, 6.646%, 12/1/2031
(Identified Cost $2,500,000)	Aa2		2,500,000	2,922,500

MUTUAL FUNDS - 0.0%*
John Hancock Preferred Income Fund
(Identified Cost $139,390)			10,500	225,540

U.S. GOVERNMENT AGENCIES - 7.4%
Mortgage-Backed Securities - 7.4%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021			$3,396,139	3,695,736
Fannie Mae, Pool #995233, 5.50%, 10/1/2021			261,943	285,215
Fannie Mae, Pool #888017, 6.00%, 11/1/2021			283,622	307,453
Fannie Mae, Pool #995329, 5.50%, 12/1/2021			2,083,714	2,267,532
Fannie Mae, Pool #888136, 6.00%, 12/1/2021			367,374	398,243
Fannie Mae, Pool #888810, 5.50%, 11/1/2022			3,692,279	4,018,001
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024			219,561	238,403
Fannie Mae, Pool #918516, 5.50%, 6/1/2037			1,882,816	2,051,748
Fannie Mae, Pool #995876, 6.00%, 11/1/2038			10,531,333	11,607,875
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040			4,508,287	4,973,234
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020			1,183,983	1,286,211
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022			365,361	398,059
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022			250,156	272,543
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023			208,602	227,140
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023			365,022	397,689
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023			180,954	195,900
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037			535,495	588,980
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038			134,071	145,660
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038			2,728,390	2,964,236
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038			2,090,279	2,270,966
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038			250,545	272,476
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040			307,032	333,573
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040			1,713,591	1,884,743
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040			1,102,225	1,212,314

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $41,669,871)				42,293,930

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENTS - 2.3%
Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.05%,
(Identified Cost $13,087,080)	13,087,080	$13,087,080

TOTAL INVESTMENTS - 98.5%
(Identified Cost $539,316,615)		561,050,778
OTHER ASSETS, LESS LIABILITIES - 1.5%		8,532,668

NET ASSETS - 100%		$569,583,446

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011[9] :
SETTLEMENT DATE	CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
01/23/2012	EUR 1,115,000	$1,463,214	$1,443,323	$19,891

*  Less than 0.1%

EUR - Euro currency

G.O. Bond - General Obligation Bond

Impt. - Improvement

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been   sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $100,083,652,   or 17.6%, of the Series’ net assets as of December 31, 2011.

3Credit rating has been withdrawn. As of December 31, 2011, there is no rating available.

4Credit ratings from S&P (unaudited).

5The coupon rate is floating and is the effective rate as of December 31, 2011.

6Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the   current coupon as of December 31,   2011.

7The rate shown is a fixed rate as of December 31, 2011; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2013 to 2018.

8Rate shown is the current yield as of December 31, 2011.

9The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments, at value (identified cost $539,316,615) (Note 2)	$561,050,778
Interest receivable	7,576,359
Receivable for fund shares sold	1,898,869
Unrealized appreciation on foreign forward currency contracts (Note 2)	19,891
Dividends receivable	1,853

TOTAL ASSETS	570,547,750

LIABILITIES:
Accrued management fees (Note 3)	336,705
Accrued fund accounting and administration fees (Note 3)	21,523
Accrued transfer agent fees (Note 3)	1,270
Accrued directors’ fees (Note 3)	298
Accrued Chief Compliance Officer service fees (Note 3)	252
Payable for fund shares repurchased	557,439
Other payables and accrued expenses	46,817

TOTAL LIABILITIES	964,304

TOTAL NET ASSETS	$569,583,446

NET ASSETS CONSIST OF:
Capital stock	$533,668
Additional paid-in-capital	546,339,176
Undistributed net investment income	169,272
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	795,781
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	21,745,549

TOTAL NET ASSETS	$569,583,446

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -
Class A ($569,583,446/53,366,846 shares)	$10.67

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$28,286,093
Dividends	1,514,341

Total Investment Income	29,800,434

EXPENSES:

Management fees (Note 3)	3,928,481
Fund accounting and administration fees (Note 3)	131,853
Directors’ fees (Note 3)	14,759
Transfer agent fees (Note 3)	8,261
Chief Compliance Officer service fees (Note 3)	2,555
Custodian fees	32,907
Miscellaneous	116,218

Total Expenses	4,235,034

NET INVESTMENT INCOME	25,565,400

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on-
Investments	13,576,013
Foreign currency and translation of other assets and liabilities	(49,652)
Forward foreign currency exchange contracts	(137,320)

13,389,041

Net change in unrealized appreciation (depreciation) on-
Investments	(12,330,440)
Foreign currency and translation of other assets and liabilities	(9,712)
Forward foreign currency exchange contracts	95,582

(12,244,570)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	1,144,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,709,871

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$25,565,400	$23,870,202
Net realized gain (loss) on investments and foreign currency	13,389,041	8,763,961
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(12,244,570)	13,352,510

Net increase from operations	26,709,871	45,986,673

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(25,361,704)	(24,015,126)
From net realized gain on investments	(15,905,245)	(3,214,343)

Total distributions to shareholders	(41,266,949)	(27,229,469)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	48,785,177	121,289,798

Net increase in net assets	34,228,099	140,047,002
NET ASSETS:

Beginning of year	535,355,347	395,308,345

End of year (including undistributed net investment income of $169,272 and distributions in excess of net investment income of $28,376, respectively)	$569,583,446	$535,355,347

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/11	12/31/10	12/31/09		12/31/08	12/31/07
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.96	$10.49	$9.66		$10.02	$9.98

Income (loss) from investment operations:
Net investment income	0.51 [1]	0.55 [1]	0.57	[1]	0.42	0.40
Net realized and unrealized gain (loss) on investments	0.03	0.51	0.82		(0.32)	0.03

Total from investment operations	0.54	1.06	1.39		0.10	0.43

Less distributions to shareholders:
From net investment income	(0.51)	(0.52)	(0.56)		(0.45)	(0.39)
From net realized gain on investments	(0.32)	(0.07)	—		(0.01)	—

Total distributions to shareholders	(0.83)	(0.59)	(0.56)		(0.46)	(0.39)

Net asset value - End of year	$10.67	$10.96	$10.49		$9.66	$10.02

Net assets - End of year
(000’s omitted)	$569,583	$535,355	$395,308		$340,631	$278,494

Total return[2]	4.91%	10.18%	14.35%		1.24%	4.34%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.75%	0.76%	0.78%		0.80%	0.81%
Net investment income	4.56%	4.92%	5.60%		4.84%	4.20%
Portfolio turnover	35%	31%	72%		63%	341%

*For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00% [3]	0.00%	[3]	N/A	N/A
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Notes to Financial Statements

1.	Organization

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011,

8.2 billion shares have been designated in total among 34 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$17,187,134	$3,054,800	$14,132,334	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	42,293,930	—	42,293,930	—
States and political subdivisions (municipals)	2,922,500	—	2,922,500	—
Corporate debt:
Consumer Discretionary	70,622,197	—	70,622,197	—
Consumer Staples	8,907,124	—	8,907,124	—
Energy	35,111,293	—	35,111,293	—
Financials	175,814,582	—	175,814,582	—
Health Care	16,220,656	—	16,220,656	—
Industrials	63,177,609	—	63,177,609	—
Information Technology	6,435,153	—	6,435,153	—
Materials	34,366,121	—	34,366,121	—
Telecommunication Services	19,532,405	—	19,532,405	—
Utilities	11,968,287	—	11,968,287	—
Convertible corporate debt:
Financials	2,734,219	—	2,734,219	—
Health Care	620,612	—	620,612	—
Information Technology	2,417,975	—	2,417,975	—
Asset-backed securities	7,172,281	—	7,172,281	—
Commercial mortgage-backed securities	25,032,753	—	25,032,753	—

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	000000000000	000000000000	000000000000	000000000000
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign government bonds	$5,201,327	$—	$5,201,327	$—
Mutual funds	13,312,620	13,312,620	—	—
Other financial instruments*	19,891	—	19,891	—

Total assets	$561,070,669	$16,367,420	$544,703,249	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by the Series on December 31, 2011 are shown at the end of the Investment Portfolio. The average volume of derivative activity (measured in terms of notional) during the year ended December 31, 2011 was approximately $3.9 million.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2011.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2011.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2011.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2008 through December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

Core Plus Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $200,678,972 and $179,192,549, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $34,739,888 and $13,582,506, respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Plus Bond Series were:

	000000000000	000000000000	000000000000	000000000000
	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,512,628	$61,835,044	12,957,005	$142,303,123
Reinvested	3,813,913	40,674,011	2,483,553	26,822,714
Repurchased	(4,794,577)	(53,723,878)	(4,296,032)	(47,836,039)

Total	4,531,964	$48,785,177	11,144,526	$121,289,798

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these

Core Plus Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011, except forward foreign currency exchange contracts, as shown at the end the Investment Portfolio.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in real estate investment trusts (REITs), investments in hybrid securities, investments in convertible securities, foreign currency contracts, losses deferred due to wash sales and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/11	ENDED 12/31/10
Ordinary income	$27,335,699	$25,263,864
Long-term capital gains	13,931,250	1,965,605

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes:

Cost for federal income tax purposes	$539,687,244
Unrealized appreciation	34,723,612
Unrealized depreciation	(13,360,078)

Net unrealized appreciation	$21,363,534

Undistributed ordinary income	$313,912
Undistributed long-term gains	$728,710

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

Core Plus Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

Core Plus Bond Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $899,490 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $13,931,250 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 3.31%, or if different, the maximum allowable under tax law.

The percentage of ordinary income distribution paid by the Series during the year ended December 31, 2011 which was derived from U.S. Treasury securities is 0.05%.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director -
Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

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Core Plus Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNCPB-12/11-AR

MANNING & NAPIER

Manning & Napier Fund, Inc.

Annual Report | December 31, 2011

HIGH YIELD BOND SERIES

www.manning-napier.com

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Driven by a myriad of macroeconomic developments and external shocks worldwide in 2011, equity and fixed income markets have experienced significant volatility throughout the year. Events such as the European sovereign debt crisis and the U.S. credit rating downgrade have bred widespread uncertainty and continued to weigh heavily on investors’ confidence both domestically and abroad. In the U.S., 2011 proved to be a challenging year, but the economy overcame adversity and continued to grow modestly, picking up a little speed in the year’s second half while much of the rest of the world was slowing down. Fiscal and monetary stimuli joined forces to help support domestic economic activity and in the end, the resilience of the world’s largest economy showed through. That being said, downside risks such as a large government debt burden remain a key concern.

With market action largely characterized by uncertainty and emotion, investors generally sought stability in 2011. Despite the downgrade of the U.S. government’s credit rating, risk aversion led to a flight to safety into U.S. Treasuries, which contributed to fixed income returns outperforming equities for the year. Overall, long-term U.S. Treasury bonds were the top performers during 2011. From a sector perspective, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2011.

The Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index gained 5.47% during the year. With a return of 4.87%, the High Yield Bond Series produced competitive absolute returns and outpaced broad equity indices in 2011. However, the Series modestly trailed its benchmark for the year.

Historically, the high yield market has provided strong total and relative returns for several years following a recession, as defaults recede and credit spreads tighten. Such favorable conditions are a large reason the Advisor currently sees attractive investment opportunities in the high yield market. Indeed, the high yield market generated very strong performance in the two years after the 2008 credit crisis. However, in 2011 high yield corporate bonds produced more moderate absolute returns and underperformed the broader fixed income markets as a result of the strong rally in U.S. Treasuries and the widening of credit spreads. In the early stages of the year, there was a significant reach for yield within the high yield market, which led to limited differentiation by credit quality. Yet as the year progressed and the markets became increasingly risk averse, investors began to differentiate by credit quality, with high quality and more liquid issues generally being preferred.

As of the end of 2011, the High Yield Series had a relatively high allocation to the Communications, Non-Cyclical Consumer and Industrial sectors versus the benchmark, as the Advisor continues to identify specific opportunities in companies with positive fundamentals within these sectors. In contrast, the Series was underweight to the Basic Materials, Consumer Cyclical, Energy, Financial, and Utilities sectors as compared to the benchmark. Many of the companies in these sectors are tied to the overall economic growth rate, and given our slow growth view for the economy, we continue to prefer companies that have clear growth drivers and are less dependent on the broader economy for growth.

As the markets unfold in 2012, it will be important to monitor trends such as economic growth, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as sector, maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn solid returns through the volatile markets of 2011, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Performance Update as of December 31, 2011

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series[3]	4.87%	10.14%
Bank of America (BofA) Merrill Lynch U.S. High Yield,
Cash Pay, BB-B Rated Index[4]	5.47%	12.02%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series from its current activation1 (9/14/09) to present (12/31/11) to the BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from September 14, 2009, the Series’ current activation date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2011, this annualized net expense ratio was 1.12%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2011.

4The unmanaged BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (formerly a Merrill Lynch Index) is a market value weighted measure of BB and B rated corporate bonds with maturities of at least one-year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11
Actual	$1,000.00	$1,009.30	$5.72
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

High Yield Bond Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 94.9%

Convertible Corporate Bonds - 1.4%
Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
Alere, Inc., 3.00%, 5/15/2016	B2	$825,000	$781,687

Materials - 0.9%
Containers & Packaging - 0.9%
Owens-Brockway Glass Container, Inc.[3] , 3.00%, 6/1/2015	Ba3	1,705,000	1,585,650

Total Convertible Corporate Bonds
(Identified Cost $2,356,778)			2,367,337

Non-Convertible Corporate Bonds - 93.5%
Consumer Discretionary - 17.8%
Auto Components - 0.8%
UCI International, Inc., 8.625%, 2/15/2019	B3	1,460,000	1,416,200

Hotels, Restaurants & Leisure - 2.4%
Scientific Games Corp., 8.125%, 9/15/2018	B1	1,705,000	1,747,625
Wyndham Worldwide Corp., 6.00%, 12/1/2016	Baa3	2,260,000	2,437,184

			4,184,809

Media - 10.2%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1	2,350,000	2,602,625
CCO Holdings LLC - CCO Holdings Capital Corp., 7.375%, 6/1/2020	B1	1,750,000	1,846,250
Columbus International, Inc. (Barbados)[3] , 11.50%, 11/20/2014	B2	1,770,000	1,862,925
Kabel BW Erste Beteiligungs GmbH - Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)[3] , 7.50%, 3/15/2019	B1	1,660,000	1,743,000
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B2	1,495,000	1,599,650
Sirius XM Radio, Inc.[3] , 9.75%, 9/1/2015	Ba2	940,000	1,019,900
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[3] , 8.125%, 12/1/2017	B1	2,400,000	2,535,000
UPCB Finance III Ltd. (Cayman Islands)[3] , 6.625%, 7/1/2020	Ba3	3,420,000	3,368,700
XM Satellite Radio, Inc.[3] , 7.625%, 11/1/2018	B2	1,315,000	1,380,750

			17,958,800

Specialty Retail - 3.4%
DirectBuy Holdings, Inc.[3] , 12.00%, 2/1/2017	Caa3	1,540,000	369,600
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	2,630,000	2,649,725
Toys R Us Property Co. II LLC, 8.50%, 12/1/2017	Ba1	2,885,000	2,985,975

			6,005,300

Textiles, Apparel & Luxury Goods - 1.0%
Jones Group - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	Ba3	1,870,000	1,683,000

Total Consumer Discretionary			31,248,109

Consumer Staples - 3.4%
Beverages - 2.5%
CEDC Finance Corp. International, Inc.[3] , 9.125%, 12/1/2016	B2	2,560,000	1,811,200

The accompanying notes are an integral part of the financial statements.

5

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Beverages (continued)
Constellation Brands, Inc., 8.375%, 12/15/2014	Ba2	$1,340,000	$1,504,150
Constellation Brands, Inc., 7.25%, 9/1/2016	Ba2	1,000,000	1,098,750

			4,414,100

Personal Products - 0.9%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	B2	1,530,000	1,627,537

Total Consumer Staples			6,041,637

Energy - 13.3%
Energy Equipment & Services - 5.8%
Calfrac Holdings LP3 , 7.50%, 12/1/2020	B2	2,630,000	2,564,250
Petroleum Geo-Services ASA (Norway)[3] , 7.375%, 12/15/2018	Ba2	1,500,000	1,530,000
SESI LLC, 6.375%, 5/1/2019	Ba3	1,675,000	1,704,313
SESI LLC[3] , 7.125%, 12/15/2021	Ba3	575,000	603,750
Thermon Industries, Inc., 9.50%, 5/1/2017	B1	1,568,000	1,689,520
Trinidad Drilling Ltd. (Canada)[3] , 7.875%, 1/15/2019	B2	1,980,000	2,039,400

			10,131,233

Oil, Gas & Consumable Fuels - 7.5%
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	611,000	614,055
Chaparral Energy, Inc., 8.25%, 9/1/2021	Caa1	1,740,000	1,761,750
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[3] , 6.625%, 11/15/2019	Ba3	1,720,000	1,788,800
Coffeyville Resources LLC - Coffeyville Finance, Inc.[3] , 10.875%, 4/1/2017	B1	640,000	716,800
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	Caa1	2,000,000	2,170,000
Linn Energy LLC - Linn Energy Finance Corp., 7.75%, 2/1/2021	B2	2,095,000	2,178,800
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	B3	825,000	849,750
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	B1	1,410,000	1,476,975
Tesoro Corp., 9.75%, 6/1/2019	Ba1	1,440,000	1,616,400

			13,173,330

Total Energy			23,304,563

Financials - 14.0%
Capital Markets - 2.9%
GFI Group, Inc., 8.375%, 7/19/2018	Ba2	1,985,000	1,766,650
Goldman Sachs Capital II4 , 5.793%, 6/1/2043	Baa2	2,400,000	1,476,000
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa2	1,750,000	1,776,250

			5,018,900

Commercial Banks - 0.5%
Wilmington Trust Corp., 8.50%, 4/2/2018	Baa1	755,000	906,491

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 5.7%
American Express Co.[4] , 6.80%, 9/1/2066	Baa2	$3,440,000	$3,422,800
Credit Acceptance Corp., 9.125%, 2/1/2017	B1	3,180,000	3,323,100
Discover Financial Services, 10.25%, 7/15/2019	Ba1	2,650,000	3,230,239

			9,976,139

Diversified Financial Services - 1.0%
CNH Capital LLC[3] , 6.25%, 11/1/2016	Ba2	1,730,000	1,781,900

Insurance - 2.2%
Hartford Financial Services Group, Inc.[4] , 8.125%, 6/15/2038	Ba1	1,500,000	1,485,000
International Lease Finance Corp., 8.625%, 1/15/2022	B1	2,350,000	2,377,276

			3,862,276

Real Estate Investment Trusts (REITS) - 1.7%
DuPont Fabros Technology LP, 8.50%, 12/15/2017	Ba1	2,805,000	3,001,350

Total Financials			24,547,056

Health Care - 9.1%
Health Care Equipment & Supplies - 5.7%
Alere, Inc., 7.875%, 2/1/2016	B2	1,995,000	1,999,987
Alere, Inc., 9.00%, 5/15/2016	B3	2,333,000	2,356,330
Fresenius Medical Care US Finance, Inc., 6.875%, 7/15/2017	Ba2	2,370,000	2,524,050
Fresenius US Finance II, Inc.[3] , 9.00%, 7/15/2015	Ba1	2,820,000	3,161,925

			10,042,292

Health Care Providers & Services - 3.4%
BioScrip, Inc., 10.25%, 10/1/2015	Caa1	1,600,000	1,580,000
Health Management Associates, Inc., 6.125%, 4/15/2016	BB2	2,440,000	2,525,400
STHI Holding Corp.[3] , 8.00%, 3/15/2018	B2	1,725,000	1,772,437

			5,877,837

Total Health Care			15,920,129

Industrials - 15.0%
Aerospace & Defense - 1.0%
Ducommun, Inc.[3] , 9.75%, 7/15/2018	B3	1,665,000	1,689,975

Air Freight & Logistics - 1.5%
Aguila 3 S.A. (Luxembourg)[3] , 7.875%, 1/31/2018	B2	2,660,000	2,580,200

Airlines - 2.9%
Continental Airlines, Inc.[3] , 6.75%, 9/15/2015	Ba2	2,710,000	2,581,275
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B3 , 6.375%, 1/2/2016	Ba3	1,890,000	1,734,075
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	850,000	779,875

			5,095,225

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Building Products - 2.3%
Building Materials Corp. of America[3] , 6.875%, 8/15/2018	Ba3	$825,000	$866,250
Building Materials Corp. of America[3] , 7.50%, 3/15/2020	Ba3	645,000	696,600
Owens Corning, 9.00%, 6/15/2019	Ba1	2,075,000	2,475,583

			4,038,433

Commercial Services & Supplies - 1.9%
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba3	1,322,000	1,404,625
Garda World Security Corp. (Canada)[3] , 9.75%, 3/15/2017	B2	2,015,000	2,035,150

			3,439,775

Industrial Conglomerates - 1.2%
GE Capital Trust I4 , 6.375%, 11/15/2067	Aa3	2,250,000	2,210,625

Machinery - 1.3%
Dynacast International LLC - Dynacast Finance, Inc.[3] , 9.25%, 7/15/2019	B2	2,500,000	2,350,000

Marine - 1.9%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	Ba3	3,435,000	3,271,837

Road & Rail - 1.0%
Avis Budget Car Rental LLC - Avis Budget Finance, Inc., 8.25%, 1/15/2019	B2	1,705,000	1,692,213

Total Industrials			26,368,283

Information Technology - 4.7%
Communications Equipment - 1.6%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	B2	1,580,000	1,133,650
EH Holding Corp.[3] , 6.50%, 6/15/2019	Ba3	1,665,000	1,735,763

			2,869,413

Electronic Equipment, Instruments & Components - 0.8%
CPI International, Inc., 8.00%, 2/15/2018	B3	1,700,000	1,415,250

Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	Ba3	1,760,000	1,826,000
Advanced Micro Devices, Inc., 7.75%, 8/1/2020	Ba3	760,000	780,900
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	B2	1,360,000	1,414,400

			4,021,300

Total Information Technology			8,305,963

Materials - 6.3%
Containers & Packaging - 2.8%
Longview Fibre Paper & Packaging, Inc.[3] , 8.00%, 6/1/2016	B2	1,665,000	1,665,000
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[3] , 9.25%, 5/15/2018	Ba3	1,375,000	1,316,563

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[3] , 7.125%, 4/15/2019	Ba3	$1,830,000	$1,862,025

			4,843,588

Metals & Mining - 3.5%
Calcipar S.A. (Luxembourg)[3] , 6.875%, 5/1/2018	B1	2,510,000	2,259,000
FMG Resources August 2006 Pty, Ltd. (Australia)[3] , 8.25%, 11/1/2019	B1	760,000	773,300
FMG Resources August 2006 Pty. Ltd. (Australia)[3] , 6.875%, 2/1/2018	B1	1,690,000	1,618,175
Mirabela Nickel Ltd. (Australia)[3] , 8.75%, 4/15/2018	B2	1,680,000	1,507,800

			6,158,275

Total Materials			11,001,863

Telecommunication Services - 8.4%
Diversified Telecommunication Services - 5.1%
Inmarsat Finance plc (United Kingdom)[3] , 7.375%, 12/1/2017	Ba2	3,170,000	3,312,650
Intelsat Jackson Holdings S.A. (Luxembourg)[3] , 7.25%, 4/1/2019	B3	2,530,000	2,567,950
Wind Acquisition Finance S.A. (Luxembourg)[3] , 11.75%, 7/15/2017	B3	1,800,000	1,611,000
Wind Acquisition Finance S.A. (Luxembourg)[3] , 7.25%, 2/15/2018	Ba3	1,525,000	1,387,750

			8,879,350

Wireless Telecommunication Services - 3.3%
CC Holdings GS V LLC - Crown Castle GS III Corp.[3] , 7.75%, 5/1/2017	Baa3	3,145,000	3,388,738
NII Capital Corp., 8.875%, 12/15/2019	B2	1,845,000	1,941,863
NII Capital Corp., 7.625%, 4/1/2021	B2	500,000	496,250

			5,826,851

Total Telecommunication Services			14,706,201

Utilities - 1.5%
Gas Utilities - 0.8%
Ferrellgas LP - Ferrellgas Finance Corp., 6.50%, 5/1/2021	Ba3	1,615,000	1,421,200

Independent Power Producers & Energy Traders - 0.7%
The AES Corp., 8.00%, 10/15/2017	Ba3	1,040,000	1,144,000

Total Utilities			2,565,200

Total Non-Convertible Corporate Bonds (Identified Cost $164,322,121)			164,009,004

TOTAL CORPORATE BONDS (Identified Cost $166,678,899)			166,376,341

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2011

	CREDIT RATING[1] (UNAUDITED)	SHARES	VALUE (NOTE 2)

PREFERRED STOCKS - 1.0%

Financials - 1.0%
Diversified Financial Services - 1.0%
Bank of America Corp., Series K (non-cumulative), 8.00%[5] (Identified Cost $1,750,904)	Ba3	1,910	$1,710,290

SHORT-TERM INVESTMENTS - 2.4%

Dreyfus Cash Management, Inc. - Institutional Shares[6] , 0.05%, (Identified Cost $4,242,079)		4,242,079	4,242,079

TOTAL INVESTMENTS - 98.3% (Identified Cost $172,671,882)			172,328,710
OTHER ASSETS, LESS LIABILITIES - 1.7%			3,021,241

NET ASSETS - 100%			$175,349,951

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $71,175,226, or 40.6%, of the Series’ net assets as of December 31, 2011.

4The coupon rate is floating and is the effective rate as of December 31, 2011.

5The rate shown is a fixed rate as of December 31, 2011; the rate becomes floating, based on LIBOR plus a spread, in 2018.

6Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $172,671,882) (Note 2)	$172,328,710
Interest receivable	3,284,250
Receivable for fund shares sold	300,526
Dividends receivable	271

TOTAL ASSETS	175,913,757

LIABILITIES:

Accrued management fees (Note 3)	146,894
Accrued fund accounting and administration fees (Note 3)	10,548
Accrued transfer agent fees (Note 3)	1,964
Accrued Chief Compliance Officer service fees (Note 3)	250
Accrued directors’ fees (Note 3)	156
Payable for fund shares repurchased	353,099
Other payables and accrued expenses	50,895

TOTAL LIABILITIES	563,806

TOTAL NET ASSETS	$175,349,951

NET ASSETS CONSIST OF:

Capital stock	$170,319
Additional paid-in-capital	174,830,925
Undistributed net investment income	31,969
Accumulated net realized gain on investments	659,910
Net unrealized depreciation on investments	(343,172)

TOTAL NET ASSETS	$175,349,951

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($175,349,951/17,031,857 shares)	$10.30

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:

Interest	$12,030,867
Dividends	381,886

Total Investment Income	12,412,753

EXPENSES:

Management fees (Note 3)	1,681,787
Fund accounting and administration fees (Note 3)	64,803
Transfer agent fees (Note 3)	12,225
Directors’ fees (Note 3)	4,436
Chief Compliance Officer service fees (Note 3)	2,553
Custodian fees	10,572
Miscellaneous	105,397

Total Expenses	1,881,773

NET INVESTMENT INCOME	10,530,980

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	4,717,281
Foreign currency and translation of other assets and liabilities	(35,845)

4,681,436

Net change in unrealized appreciation (depreciation) on-
Investments	(7,373,301)
Foreign currency and translation of other assets and liabilities	(75)

(7,373,376)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(2,691,940)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,839,040

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,530,980	$9,775,342
Net realized gain (loss) on investments and foreign currency	4,681,436	3,882,317
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(7,373,376)	4,696,008

Net increase from operations	7,839,040	18,353,667

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(10,504,997)	(10,050,478)
From net realized gain on investments	(4,479,165)	(3,847,008)

Total distributions to shareholders	(14,984,162)	(13,897,486)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	24,313,762	26,046,907

Net increase in net assets	17,168,640	30,503,088

NET ASSETS:

Beginning of year	158,181,311	127,678,223

End of year (including undistributed net investment income of $31,969 and $21,255, respectively)	$175,349,951	$158,181,311

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights

	FOR THE YEARS ENDED		FOR THE PERIOD 9/14/09[1] TO 12/31/09
	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.74	$10.37	$10.00

Income from investment operations:
Net investment income[2]	0.69	0.75	0.20
Net realized and unrealized gain (loss) on investments	(0.17)	0.66	0.28

Total from investment operations	0.52	1.41	0.48

Less distributions to shareholders:
From net investment income	(0.67)	(0.75)	(0.10)
From net realized gain on investments	(0.29)	(0.29)	(0.01)

Total distributions to shareholders	(0.96)	(1.04)	(0.11)

Net asset value - End of period	$10.30	$10.74	$10.37

Net assets - End of period (000’s omitted)	$175,350	$158,181	$127,678

Total return[3]	4.87%	13.59%	4.82%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.12%	1.14%	1.20%	[4]
Net investment income	6.26%	6.79%	6.51%	[4]
Portfolio turnover	63%	54%	22%

* For certain periods presented, the investment advisor did not impose all or a portion of its management fees and/or other fees. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	0.00%[5]	0.02%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reimbursement of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Annualized.

5Less than 0.01% .

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

On September 14, 2009 the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates and directly to investors. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 125 million have been designated as High Yield Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

15

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$1,710,290	$—	$1,710,290	$—
Debt securities:
Corporate debt:
Consumer Discretionary	31,248,109	—	31,248,109	—
Consumer Staples	6,041,637	—	6,041,637	—
Energy	23,304,563	—	23,304,563	—
Financials	24,547,056	—	24,547,056	—
Health Care	15,920,129	—	15,920,129	—
Industrials	26,368,283	—	26,368,283	—
Information Technology	8,305,963	—	8,305,963	—
Materials	11,001,863	—	11,001,863	—
Telecommunication Services	14,706,201	—	14,706,201	—
Utilities	2,565,200	—	2,565,200	—
Convertible corporate debt:
Health Care	781,687	—	781,687	—
Materials	1,585,650	—	1,585,650	—
Mutual funds	4,242,079	4,242,079	—	—

Total assets	$172,328,710	$4,242,079	$168,086,631	$—

There were no Level 3 securities held by the Series as of December 31, 2010 or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Recent Accounting Standard (continued)

GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2011.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 and the years ended December 31, 2010 and December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of

18

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2011. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $122,152,469 and $101,596,445, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of High Yield Bond Series were:

	FOR THE YEAR ENDED 12/31/11		FOR THE YEAR ENDED 12/31/10
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,430,734	$26,727,792	2,275,341	$24,816,656
Reinvested	1,428,302	14,581,472	1,258,376	13,463,941
Repurchased	(1,560,326)	(16,995,502)	(1,117,255)	(12,233,690)

Total	2,298,710	$24,313,762	2,416,462	$26,046,907

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

19

High Yield Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and investments in hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/11	FOR THE YEAR ENDED 12/31/10
Ordinary income	$11,925,465	$13,587,061
Long-term capital gains	3,058,697	310,425

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$172,792,310
Unrealized appreciation	4,398,864
Unrealized depreciation	(4,862,464)

Net unrealized depreciation	$(463,600)

Undistributed ordinary income	$21,293
Undistributed long-term gains	$647,576

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

20

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 21, 2012

21

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal period $315,714 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $3,058,697 as capital gains for its taxable year ended December 31, 2011, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal period is 2.65%, or if different, the maximum allowable under tax law.

22

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

25

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

27

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28

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNHYB-12/11-AR

INFLATION FOCUS EQUITY SERIES

www.manning-napier.com

Inflation Focus Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

While major U.S. indices managed to squeak out a positive performance in the volatile conditions of 2011, international equities fared far worse, likely a result of their riskier perception in the context of the risk averse environment. For the twelve months ending December 31, 2011, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) fell 7.36%, but the index gained 7.18% during the fourth quarter. The Inflation Focus Equity Series was started on August 23, 2011. In the last three months of the year, the Series earned 9.34%, outpacing the benchmark. Since its inception, the Series has fallen slightly by 0.50%, whereas the index has gained 1.62%.

Mirroring the trends in decelerating growth across the world, inflation in both developed and emerging markets has started to shift lower, yet inflation remains more pronounced in emerging markets relative to developed markets. That being said, the list of central banks now loosening monetary policy grew longer toward the latter half of 2011. With overall inflation largely under control, policymakers are refocusing attention on supporting growth. In general, broad-based inflation remains subdued across developed markets, but pockets of inflation continue to exist in certain industries and countries around the world. In the context of this varying inflationary backdrop, Manning & Napier launched the Inflation Focus Equity Series, which is focused on specific industries and companies that may benefit from rising price pressures.

Manning & Napier’s investment approach in the Inflation Focus Equity Series seeks to capture inflationary opportunities across the inflation spectrum and through the economic cycle. We combine a top-down thematic approach that identifies the sources and areas of pricing power in an industry or company and marry this with our traditional bottom-up stock selection process and investment strategies. In the current market environment, we have identified several key inflationary themes that are represented in the Series. Two of the more prominent themes are aptly named AgFlation and FuelFlation.

AgFlation refers to inflation in agricultural commodities. Rising living standards and higher incomes across the globe, most notably in emerging economies, are improving diets and driving demand for foods that are higher in protein. Rising protein intake requires more grain supply as feedstock for farm animals. At the same time, urbanization and development is limiting the amount of arable land that can be used for farming. This combination of increased demand and decreased supply has driven the price of agricultural commodities like wheat and corn higher. Given these conditions, the Series is targeting individual companies that are striving to improve crop yields with the help of modern technology. During the fourth quarter, AgFlation theme holdings boosted returns relative to the benchmark.

Referred to as FuelFlation, rising energy prices represent another long-term theme in the Inflation Focus Equity Series. Demand for various energy commodities is increasing largely as a result of emerging market growth, yet supply is constrained due to the difficulty and capital intensity of bringing on new capacity. Oil has become increasingly expensive to extract from the ground, and the oil industry cut capital spending drastically during the last recession, which means the pipeline for new supply is limited. For these reasons the Series is invested in certain oil exploration and services companies. While specific FuelFlation theme holdings challenged relative returns in the fourth quarter and since inception, this was offset by strong relative performance in other areas such as Real Estate.

Seeking to invest in specific companies exposed to favorable long-term inflationary themes, the Advisor uses three disciplined investment strategies to ultimately determine which stocks comprise the Inflation Focus Equity Series. As inflationary conditions around the world evolve, Manning & Napier remains committed to an active and flexible investment approach, which enables us to adapt to changing market conditions.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Inflation Focus Equity Series

Performance Update as of December 31, 2011

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Inflation Focus Equity Series[3]	-0.50%
Morgan Stanley Capital International (MSCI) All Country World Index[4]	1.62%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Inflation Focus Equity Series from its inception2 (August 23, 2011) to present (December 31, 2011) to the MSCI All Country World Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from August 23, 2011, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2011, this annualized net expense ratio was 1.20%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.36% for the period ended December 31, 2011.

4The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance and consists of 45 developed and emerging market country indices. The Index is denominated in U.S. dollars. The Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike the Series returns, the Index returns do not reflect any fees or expenses.

2

Inflation Focus Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 23, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 8/23/11*	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD 8/23/11*-12/31/11
Actual	$1,000.00	$ 995.00	$4.26[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11[2]

*Commencement of Operations.

1Expenses are equal to the Series’ annualized expense ratio (for the period 8/23/2011* to 12/31/2011) of 1.20%, multiplied by the average account value over the period, multiplied by 130/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Series’ annualized expense ratio (for the period 8/23/2011* to 12/31/2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Inflation Focus Equity Series

Portfolio Composition as of December 31, 2011

(unaudited)

Top Ten Stock Holdings[2]
Monsanto Co.	5.0%	Johnson Matthey plc (United Kingdom)	3.1%
Syngenta AG (Switzerland)	4.1%	Westport Innovations, Inc. (Canada)	3.0%
Pall Corp.	3.4%	DuPont Fabros Technology, Inc.	3.0%
Home Properties, Inc.	3.1%	Ritchie Bros. Auctioneers, Inc. (Canada)	3.0%
Maxwell Technologies, Inc.	3.1%	Pentair, Inc.	2.8%
2As a percentage of total investments.

4

Inflation Focus Equity Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.3%

Consumer Discretionary - 0.8%
Diversified Consumer Services - 0.8%
Sotheby’s	20,690	$590,286

Consumer Staples - 6.1%
Food & Staples Retailing - 3.0%
The Fresh Market, Inc.*	13,100	522,690
United Natural Foods, Inc.*	20,240	809,802
Whole Foods Market, Inc.	10,430	725,719

		2,058,211

Food Products - 3.1%
Corn Products International, Inc.	20,630	1,084,932
The Hain Celestial Group, Inc.*	21,300	780,858
SunOpta, Inc. (Canada)*	65,070	313,637

		2,179,427

Total Consumer Staples		4,237,638

Energy - 10.0%
Energy Equipment & Services - 4.6%
Baker Hughes, Inc.	18,210	885,734
Schlumberger Ltd.	13,940	952,241
Tidewater, Inc.	26,820	1,322,226

		3,160,201

Oil, Gas & Consumable Fuels - 5.4%
Cameco Corp. (Canada)	50,350	908,818
Gevo, Inc.*	70,220	441,684
Hess Corp.	28,760	1,633,568
TransCanada Corp. (Canada)	17,430	761,873

		3,745,943

Total Energy		6,906,144

Financials - 15.6%
Diversified Financial Services - 2.9%
CME Group, Inc.	5,390	1,313,381
JSE Ltd. (South Africa)[1]	79,770	700,730

		2,014,111

Real Estate Investment Trusts (REITS) - 12.7%
American Campus Communities, Inc.	27,450	1,151,802
Digital Realty Trust, Inc.	21,650	1,443,406
DuPont Fabros Technology, Inc.	86,040	2,083,889
Education Realty Trust, Inc.	116,630	1,193,125
Home Properties, Inc.	37,510	2,159,451

The accompanying notes are an integral part of the financial statements.

5

Inflation Focus Equity Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Mid-America Apartment Communities, Inc.	11,650	$728,708

		8,760,381

Total Financials		10,774,492

Health Care - 2.4%
Health Care Equipment & Supplies - 2.4%
Neogen Corp.*	53,400	1,636,176

Industrials - 40.0%
Airlines - 1.3%
Copa Holdings S.A. - ADR - Class A (Panama)	15,190	891,197

Commercial Services & Supplies - 4.4%
Edenred (France)[1]	40,770	1,000,087
Ritchie Bros. Auctioneers, Inc. (Canada)	92,440	2,041,075

		3,041,162

Electrical Equipment - 3.4%
Polypore International, Inc.*	37,950	1,669,421
Schneider Electric S.A. (France)[1]	12,880	673,382

		2,342,803

Machinery - 22.0%
AGCO Corp.*	44,520	1,913,024
Deere & Co.	19,120	1,478,932
First Tractor Co. Ltd. - Class H (China)[1]	1,256,000	1,171,196
Lindsay Corp.	17,930	984,178
Pall Corp.	41,640	2,379,726
Pentair, Inc.	58,840	1,958,784
Trinity Industries, Inc.	51,540	1,549,292
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	39,880	709,478
Westport Innovations, Inc. - ADR (Canada)*	62,850	2,089,134
Xylem, Inc.	40,360	1,036,848

		15,270,592

Professional Services - 1.6%
Campbell Brothers Ltd. (Australia)[1]	21,500	1,076,601

Road & Rail - 4.8%
All America Latina Logistica S.A. (Brazil)	368,850	1,839,059
QR National, Ltd. (Australia)[1]	433,360	1,513,838

		3,352,897

Transportation Infrastructure - 2.5%
Groupe Eurotunnel S.A. (France)[1]	253,820	1,721,989

Total Industrials		27,697,241

The accompanying notes are an integral part of the financial statements.

6

Inflation Focus Equity Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 3.1%
Electronic Equipment, Instruments & Components - 3.1%
Maxwell Technologies, Inc.*	132,790	$2,156,510

Materials - 16.3%
Chemicals - 12.1%
Johnson Matthey plc (United Kingdom)[1]	74,900	2,134,039
Monsanto Co.	49,320	3,455,852
Syngenta AG (Switzerland)[1]	9,530	2,800,396

		8,390,287

Metals & Mining - 4.2%
Antofagasta plc - ADR (United Kingdom)[2]	14,080	526,874
Freeport-McMoRan Copper & Gold, Inc.	13,520	497,401
Lynas Corp. Ltd. (Australia)*[1]	605,450	646,921
Schnitzer Steel Industries, Inc. - Class A	29,940	1,265,863

		2,937,059

Total Materials		11,327,346

TOTAL COMMON STOCKS (Identified Cost $65,687,532)		65,325,833

SHORT-TERM INVESTMENTS - 5.3%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.05% (Identified Cost $3,685,002)	3,685,002	3,685,002

TOTAL INVESTMENTS - 99.6% (Identified Cost $69,372,534)		69,010,835
OTHER ASSETS, LESS LIABILITIES - 0.4%		256,427

NET ASSETS - 100%		$69,267,262

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

7

Inflation Focus Equity Series

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments, at value (identified cost $69,372,534) (Note 2)	$69,010,835
Receivable for fund shares sold	215,296
Receivable for securities sold	138,002
Dividends receivable	76,558

TOTAL ASSETS	69,440,691

LIABILITIES:

Accrued management fees (Note 3)	52,077
Accrued fund accounting and administration fees (Note 3)	6,683
Accrued transfer agent fees (Note 3)	2,141
Accrued directors’ fees (Note 3)	620
Accrued Chief Compliance Officer service fees (Note 3)	136
Payable for fund shares repurchased	53,459
Audit fees payable	21,689
Payable for securities purchased	11,636
Registration fees payable	9,121
Other payables and accrued expenses	15,867

TOTAL LIABILITIES	173,429

TOTAL NET ASSETS	$69,267,262

NET ASSETS CONSIST OF:

Capital stock	$69,614
Additional paid-in-capital	69,995,966
Accumulated net investment loss	(11,418)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(425,013)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(361,887)

TOTAL NET ASSETS	$69,267,262

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($69,267,262/6,961,408 shares)	$9.95

The accompanying notes are an integral part of the financial statements.

8

Inflation Focus Equity Series

Statement of Operations

For the Period August 23, 20111 to December 31, 2011

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $6,617)	$278,285

EXPENSES:

Management fees (Note 3)	220,235
Fund accounting and administration fees (Note 3)	13,340
Transfer agent fees (Note 3)	6,000
Directors’ fees (Note 3)	1,000
Chief Compliance Officer service fees (Note 3)	950
Audit fees	30,550
Custodian fees	6,500
Miscellaneous	22,639

Total Expenses	301,214

Less reduction of expenses (Note 3)	(36,932)

Net Expenses	264,282

NET INVESTMENT INCOME	14,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(425,013)
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $38,428)	(30,558)

(455,571)

Net change in unrealized appreciation (depreciation) on-
Investments	(361,699)
Foreign currency and translation of other assets and liabilities	(188)

(361,887)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(817,458)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(803,455)

1 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

9

Inflation Focus Equity Series

Statements of Changes in Net Assets

FOR THE PERIOD 8/23/11[1] TO 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$14,003
Net realized gain (loss) on investments and foreign currency	(455,571)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(361,887)

Net decrease from operations	(803,455)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	70,070,717

Net increase in net assets	69,267,262

NET ASSETS:

Beginning of period	—

End of period (including accumulated net investment loss of $11,418)	$69,267,262

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

10

Inflation Focus Equity Series

Financial Highlights

	FOR THE PERIOD 8/23/11[1] TO 12/31/11
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.00	[3]
Net realized and unrealized loss on investments	(0.05)

Total from investment operations	(0.05)

Net asset value - End of period	$9.95

Net assets - End of period (000’s omitted)	$69,267

Total return[4]	(0.50%	)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%	[5]
Net investment income	0.06%	[5]
Portfolio turnover	9%

*The investment advisor did not impose all of its management fees during the period. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:
	0.16%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than 0.01.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

11

Inflation Focus Equity Series

Notes to Financial Statements

1.	Organization

Inflation Focus Equity Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Prior to October 1, 2011, Manning & Napier Advisors, Inc. acted as the investment advisor to the Fund. Effective October 1, 2011, the investment advisory business of Manning & Napier Advisors, Inc. was transferred to Manning & Napier Advisors, LLC, which then became the investment advisor to the Fund. The Advisor assumed all rights and responsibilities of Manning & Napier Advisors, Inc. with respect to the investment advisory agreement with the Fund. The appointment of the Advisor did not change the portfolio management team, investment strategies, investment advisory fees charged to the series of the Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Inflation Focus Equity Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

12

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$590,286	$590,286	$—	$—
Consumer Staples	4,237,638	4,237,638	—	—
Energy	6,906,144	6,906,144	—	—
Financials	10,774,492	10,073,762	700,730	—
Health Care	1,636,176	1,636,176	—	—
Industrials	27,697,241	19,830,670	7,866,571	—
Information Technology	2,156,510	2,156,510	—	—
Materials	11,327,346	5,219,116	6,108,230	—
Mutual funds	3,685,002	3,685,002	—	—

Total assets	$69,010,835	$54,335,304	$14,675,531	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of August 23, 2011 (commencement of operations) or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”).
ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

13

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Recent Accounting Standard (continued)

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

14

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the period ended December 31, 2011, the Advisor voluntarily waived fees of $36,932, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

15

Inflation Focus Equity Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the period ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $71,112,426 and $4,977,459, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Inflation Focus Equity Series were:

	FOR THE PERIOD 8/23/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
	SHARES	AMOUNT
Sold	7,270,819	$73,101,576
Reinvested	—	—
Repurchased	(309,411)	(3,030,859)

Total	6,961,408	$70,070,717

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales, late-year ordinary losses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

There were no distributions for the period ended December 31, 2011.

16

Inflation Focus Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$69,544,753
Unrealized appreciation	3,101,679
Unrealized depreciation	(3,635,597)

Net unrealized depreciation	$(533,918)

Capital loss carryover	$178,409

For the period ended December 31, 2011, the Series elected to defer to January 1, 2012, $74,385 of post-October short-term capital losses and $11,418 of late-year ordinary losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short-term and/or long term losses.

As of December 31, 2011, the Series had the following net capital loss carryforwards available to offset future realized gains to the extent allowed by the tax law:

CAPITAL LOSS CARRYFORWARD CHARACTER
SHORT TERM	LONG TERM
$ 178,409	$—

17

Inflation Focus Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Inflation Focus Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Focus Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011 and the results of its operations, the changes in its net assets and the financial highlights for the period August 23, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

February 21, 2012

18

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

19

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

21

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

22

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

Inflation Focus Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNIFE-12/11-AR

EMERGING MARKETS SERIES

www.manning-napier.com

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility was a constant theme throughout much of 2011. Over the past year, substantial equity market swings were driven in large part by macroeconomic developments and a series of external shocks, including Standard & Poor’s downgrade of the U.S. credit rating, the European sovereign debt crisis, political unrest in the Middle East, and March’s tsunami disaster in Japan. The accumulation of these events bred widespread uncertainty and has continued to weigh heavily on investor confidence. Throughout the year, market action was largely driven by emotion, and in general investors sought stability over growth.

While major U.S. indices managed to squeak out positive performance in the volatile conditions of 2011, international equities fared far worse, in part due to investor perceptions of economic deterioration in the context of the risk averse environment. For the twelve months ended December 31, 2011, the Morgan Stanley Capital International (MSCI) Net Emerging Markets index fell 18.42%. With regard to relative performance, the Emerging Market Series was started on November 16, 2011. Since its inception, the Series has fallen 1.47% as compared to a decline of 4.43% for the index.

Across emerging markets, significant social and economic growth potential is vastly evident, particularly when compared to the slow growth path for developed markets. As local businesses emerge and thrive alongside broader economic growth, compelling long-term investment opportunities also emerge. The Emerging Markets Series seeks to capture these opportunities by investing in businesses whose principal securities’ trading market is an emerging market country or those that derive a majority of their annual revenue from goods produced, sales made or services performed in an emerging market country. Importantly, the Advisor uses a selective investment approach and monitors the various risks associated with investing in emerging markets companies.

In general, emerging markets are benefiting from the emergence and growth of domestic consumption. With this in mind, the Emerging Markets Series’ allocations to Consumer-related and Health Care sectors are currently overweight relative to the MSCI Emerging Markets index. In the Advisor’s view, the ongoing development and expansion of a new consumer class in emerging markets should serve as an important economic growth driver. Over the short existence of the Series, specific selections and the relative overweight in Consumer Staples has proven beneficial, whereas individual holdings in the Consumer Discretionary sector have hurt relative returns. In other areas, the Series is currently underweight to the Financials sector relative to the benchmark given the broad uncertainty surrounding the global banking sector.

With regard to country positioning, the Series is currently overweight to Brazil and Malaysia relative to the index. These countries are experiencing healthy economic growth that is being driven, in part, by generally younger and faster growing populations. In contrast, the Series has an underweight allocation to China relative to the benchmark. China’s economic growth is broadly decelerating and there is concern that the slowdown could deepen and/or persist for longer than expected. Over the Series’ short performance history, the relative underweight to China has detracted from the Series’ performance versus the benchmark.

In seeking to invest in specific emerging markets companies that are exposed to favorable long-term growth drivers, the Advisor uses three disciplined investment strategies to ultimately determine which stocks comprise the Emerging Markets Series. This fundamental analysis is complemented by top-down macroeconomic research on emerging economies, which helps focus the bottom-up analysis. As emerging markets economies continue to evolve toward developed market status, Manning & Napier remains committed to this active and flexible investment approach.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Performance Update as of December 31, 2011

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Emerging Markets Series[3]	-1.47%
Morgan Stanley Capital International (MSCI) Net Emerging Markets Index[4]	-4.43%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series from its inception2 (November 16, 2011) to present (December 31, 2011) to the MSCI Net Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2011, this annualized net expense ratio was 1.20%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.15% for the period ended December 31, 2011.

4The Morgan Stanley Capital International (MSCI) Net Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Net Emerging Markets Index consists of 21 emerging market country indices. The Index is denominated in U.S. dollars. Unlike the Series returns, the Index returns do not reflect any fees or expenses.

2

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 16, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 11/16/11*	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD 11/16/11*-12/31/11
Actual	$1,000.00	$ 985.30	$1.47[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11[2]

*Commencement of Operations.

1Expenses are equal to the Series’ annualized expense ratio (for the period 11/16/2011* to 12/31/2011) of 1.20%, multiplied by the average account value over the period, multiplied by 45/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Series’ annualized expense ratio (for the period 11/16/2011* to 12/31/2011), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Emerging Markets Series

Portfolio Composition as of December 31, 2011

(unaudited)

4

Emerging Markets Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)
COMMON STOCKS - 82.4%
Consumer Discretionary - 15.5%
Auto Components - 5.0%
Halla Climate Control Corp. (South Korea)[1]	97,000	$1,839,027
Mando Corp. (South Korea)[1]	11,600	2,078,188

		3,917,215

Automobiles - 2.4%
Hyundai Motor Co. (South Korea)[1]	10,000	1,852,277

Diversified Consumer Services - 2.2%
Anhanguera Educacional Participacoes S.A. (Brazil)	156,730	1,688,928

Hotels, Restaurants & Leisure - 1.7%
Ctrip.com International Ltd. - ADR (China)*	57,700	1,350,180

Household Durables - 1.1%
LG Electronics, Inc. (South Korea)[1]	13,400	867,190

Media - 3.1%
Grupo Televisa S.A. - ADR (Mexico)	116,000	2,442,960

Total Consumer Discretionary		12,118,750

Consumer Staples - 12.6%
Beverages - 4.3%
Cia Cervecerias Unidas S.A. - ADR (Chile)	33,200	2,094,920
Companhia de Bebidas das Americas (AmBev) - ADR (Brazil)	34,900	1,259,541

		3,354,461

Food & Staples Retailing - 2.8%
President Chain Store Corp. (Taiwan)[1]	219,000	1,192,650
Raia Drogasil S.A. (Brazil)	150,000	1,043,024

		2,235,674

Food Products - 3.5%
China Yurun Food Group Ltd. (Bermuda)[1]	604,000	789,475
Cosan S.A. Industria e Comercio (Brazil)	54,400	787,455
M Dias Branco S.A. (Brazil)	46,000	1,176,357

		2,753,287

Personal Products - 2.0%
Natura Cosmeticos S.A. (Brazil)	79,000	1,535,740

Total Consumer Staples		9,879,162

Energy - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Pacific Rubiales Energy Corp. (Canada)	95,000	1,746,601
Petroleo Brasileiro S.A. - ADR (Brazil)	62,100	1,458,729

Total Energy		3,205,330

The accompanying notes are an integral part of the financial statements. 5

Emerging Markets Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)
COMMON STOCKS (continued)
Financials - 9.5%
Capital Markets - 0.5%
OSK Holdings Berhad (Malaysia)[1]	695,000	$390,225

Commercial Banks - 3.7%
Hong Leong Financial Group Berhad (Malaysia)[1]	427,000	1,569,022
ICICI Bank Ltd. - ADR (India)	50,000	1,321,500

		2,890,522

Diversified Financial Services - 3.0%
JSE Ltd. (South Africa)[1]	271,000	2,380,568

Insurance - 0.5%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	41,000	373,676

Real Estate Management & Development - 1.8%
BR Malls Participacoes S.A. (Brazil)	71,000	689,731
General Shopping Brasil S.A. (Brazil)*	111,000	675,432

		1,365,163

Total Financials		7,400,154

Health Care - 5.7%
Health Care Equipment & Supplies - 1.5%
Mindray Medical International Ltd. - ADR (China)	44,500	1,140,980

Health Care Providers & Services - 1.0%
Diagnosticos da America S.A. (Brazil)	96,000	797,748

Life Sciences Tools & Services - 1.3%
WuXi PharmaTech (Cayman), Inc. - ADR (China)*	93,500	1,032,240

Pharmaceuticals - 1.9%
Hikma Pharmaceuticals plc (United Kingdom)[1]	157,000	1,509,785

Total Health Care		4,480,753

Industrials - 12.0%
Airlines - 2.0%
Copa Holdings S.A. - ADR - Class A (Panama)	26,400	1,548,888

Electrical Equipment - 1.5%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	1,208,244

Machinery - 2.6%
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	113,380	2,017,067

Marine - 1.0%
Sinotrans Shipping Ltd. (Hong Kong)[1]	3,120,000	756,323

Professional Services - 0.5%
Qualicorp S.A. (Brazil)*	46,000	413,081

Road & Rail - 2.5%
All America Latina Logistica S.A. (Brazil)	387,000	1,929,554

The accompanying notes are an integral part of the financial statements. 6

Emerging Markets Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)
COMMON STOCKS (continued)
Industrials (continued)
Transportation Infrastructure - 1.9%
Malaysia Airports Holdings Berhad (Malaysia)[1]	800,000	$1,463,670

Total Industrials		9,336,827

Information Technology - 16.2%
Internet Software & Services - 5.9%
Mail.ru Group Ltd. - GDR (Russia)*[1]	25,400	659,304
NHN Corp. (South Korea)*[1]	9,800	1,796,098
Tencent Holdings Ltd. (China)[1]	29,200	584,682
Yandex N.V. - Class A - ADR (Netherlands)*	32,500	640,250
Youku, Inc. - ADR (China)*	56,800	890,056

		4,570,390

IT Services - 5.2%
Cielo S.A. (Brazil)	79,000	2,041,442
Redecard S.A. (Brazil)	130,000	2,034,419

		4,075,861

Semiconductors & Semiconductor Equipment - 5.1%
Samsung Electronics Co. Ltd. (South Korea)[1]	1,360	1,250,980
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	90,000	1,161,900
Trina Solar Ltd. - ADR (Cayman Islands)*	115,000	768,200
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	220,000	836,000

		4,017,080

Total Information Technology		12,663,331

Materials - 4.3%
Chemicals - 1.0%
Yingde Gases (Hong Kong)[1]	750,000	762,657

Construction Materials - 3.3%
Asia Cement Corp. (Taiwan)[1]	1,136,000	1,274,001
Taiwan Cement Corp. (Taiwan)[1]	1,114,000	1,285,701

		2,559,702

Total Materials		3,322,359

Telecommunication Services - 2.5%
Wireless Telecommunication Services - 2.5%
DiGi.com Berhad (Malaysia)[1]	690,000	843,936
SK Telecom Co. Ltd. (South Korea)[1]	9,000	1,106,497

Total Telecommunication Services		1,950,433

TOTAL COMMON STOCKS (Identified Cost $64,850,776)		64,357,099

The accompanying notes are an integral part of the financial statements. 7

Emerging Markets Series

Investment Portfolio - December 31, 2011

	SHARES	VALUE (NOTE 2)
MUTUAL FUNDS - 5.3%
iShares S&P India Nifty 50 Index Fund	104,000	$2,052,960
PowerShares India Portfolio*	128,000	2,086,400

TOTAL MUTUAL FUNDS (Identified Cost $4,613,804)		4,139,360

SHORT-TERM INVESTMENTS - 12.0%
Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.05%, (Identified Cost $9,422,579)	9,422,579	9,422,579

TOTAL INVESTMENTS - 99.7% (Identified Cost $78,887,159)		77,919,038
OTHER ASSETS, LESS LIABILITIES - 0.3%		195,373

NET ASSETS - 100%		$78,114,411

ADR - American Depository Receipt

GDR - Global Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2011.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Brazil 22.9%; South Korea 13.8%.

The accompanying notes are an integral part of the financial statements. 8

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2011

ASSETS:
Investments, at value (identified cost $78,887,159) (Note 2)	$77,919,038
Foreign currency, at value (cost $72,811)	72,719
Dividends receivable	164,292
Receivable for fund shares sold	122,553

TOTAL ASSETS	78,278,602

LIABILITIES:
Accrued transfer agent fees (Note 3)	7,500
Accrued fund accounting and administration fees (Note 3)	5,663
Accrued management fees (Note 3)	3,589
Accrued directors’ fees (Note 3)	2,499
Accrued Chief Compliance Officer service fees (Note 3)	252
Payable for fund shares repurchased	57,050
Audit fees payable	34,000
Custodian fees payable	29,753
Registration fees payable	11,610
Other payables and accrued expenses	12,275

TOTAL LIABILITIES	164,191

TOTAL NET ASSETS	$78,114,411

NET ASSETS CONSIST OF:
Capital stock	$79,290
Additional paid-in-capital	79,181,173
Distributions in excess of net investment income	(177,838)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(968,214)

TOTAL NET ASSETS	$78,114,411

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($78,114,411/7,929,010 shares)	$9.85

The accompanying notes are an integral part of the financial statements. 9

Emerging Markets Series

Statement of Operations

For the Period November 16, 20111 to December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $44,271)	$196,845

EXPENSES:
Management fees (Note 3)	95,503
Fund accounting and administration fees (Note 3)	5,663
Transfer agent fees (Note 3)	7,500
Directors’ fees (Note 3)	2,500
Chief Compliance Officer service fees (Note 3)	450
Audit fees	40,000
Custodian fees	30,000
Registration fees	11,610
Postage fees	5,750
Printing fees	5,750
Miscellaneous	775

Total Expenses	205,501

Less reduction of expenses (Note 3)	(90,898)

Net Expenses	114,603

NET INVESTMENT INCOME	82,242

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $165,602)	(177,838)

Net change in unrealized appreciation (depreciation) on-
Investments	(968,121)
Foreign currency and translation of other assets and liabilities	(93)

(968,214)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,146,052)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,063,810)

1Commencement of operations.

The accompanying notes are an integral part of the financial statements. 10

Emerging Markets Series

Statements of Changes in Net Assets

FOR THE PERIOD 11/16/11[1] TO 12/31/11
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 82,242
Net realized gain (loss) on investments and foreign currency	(177,838)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(968,214)

Net decrease from operations	(1,063,810)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income	(100,029)

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)	79,278,250

Net increase in net assets	78,114,411
NET ASSETS:
Beginning of period	—

End of period (including distributions in excess of net investment income of $177,838)	$ 78,114,411

1Commencement of operations.

The accompanying notes are an integral part of the financial statements. 11

Emerging Markets Series

Financial Highlights

FOR THE PERIOD 11/16/11[1] TO 12/31/11
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.15)

Total from investment operations	(0.14)

Less distributions to shareholders:
From net investment income	(0.01)

Net asset value - End of period	$9.85

Net assets - End of period (000’s omitted)	$78,114

Total return[3]	(1.37%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%[4]
Net investment income	0.86%[4]
Portfolio turnover	0%

*The investment advisor did not impose all of its management fees during the period. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

0.95%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements. 12

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of emerging market companies.

Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2011, 8.2 billion shares have been designated in total among 34 series, of which 100 million have been designated as Emerging Markets Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

13

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2011 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities*:
Consumer Discretionary	$12,118,750	$5,482,068	$6,636,682	$—
Consumer Staples	9,879,162	7,897,037	1,982,125	—
Energy	3,205,330	3,205,330	—	—
Financials	7,400,154	3,060,339	4,339,815	—
Health Care	4,480,753	2,970,968	1,509,785	—
Industrials	9,336,827	3,891,523	5,445,304	—
Information Technology	12,663,331	8,372,267	4,291,064	—
Materials	3,322,359	—	3,322,359	—
Telecommunication Services	1,950,433	—	1,950,433	—
Mutual funds	13,561,939	13,561,939	—	—

Total assets	$77,919,038	$48,441,471	$29,477,567	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of November 16, 2011 (commencement of operations) or December 31, 2011.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended December 31, 2011.

Recent Accounting Standard

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is to be applied prospectively. Management is currently assessing the impact of this guidance, but does not expect it to have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

14

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2011, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2011, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

15

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with Manning & Napier Advisors, LLC (the “Advisor”) for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the period ended December 31, 2011, the Advisor voluntarily waived fees of $90,898, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended December 31, 2011, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $69,464,580 and $0, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Emerging Markets Series were:

	FOR THE PERIOD 11/16/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
	SHARES	AMOUNT
Sold	8,116,595	$81,114,177
Reinvested	10,010	96,995
Repurchased	(197,595)	(1,932,922)

Total	7,929,010	$79,278,250

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2011.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Emerging Markets Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, and late-year ordinary losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid was as follows:

FOR THE PERIOD 11/16/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
Ordinary income	$100,029

At December 31, 2011, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$78,887,159
Unrealized appreciation	1,699,016
Unrealized depreciation	(2,667,137)

Net unrealized depreciation	$(968,121)

For the period ended December 31, 2011, the Series elected to defer to January 1, 2012, $177,838 of late-year ordinary losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules including the unlimited carryover of future capital losses, which will retain their character as short- term and/or long term losses.

As of December 31, 2011, the Series did not have pre or post-enactment net capital loss carryfowards.

18

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2011 and the results of its operations, the changes in its net assets and the financial highlights for the period November 16, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

February 21, 2012

19

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $100,029 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

20

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2011, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2011 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 25 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 10 of the 29 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C (and a few Class K), are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director -
Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Chairman (non-executive)
2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

23

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

24

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	34
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNEMS-12/11-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley, and Paul A. Brooke. Richard M. Hurwitz served on the Audit Committee and was determined to be a financial expert until his resignation on November 18, 2011. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Life Sciences Series, Small Cap Series, Technology Series, Financial Services Series, Real Estate Series, International Series, World Opportunities Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Core Bond Series, Core Plus Bond Series, High Yield Bond Series, Inflation Focus Equity Series, and Emerging Markets Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2011 and 2010 were:

	2011	2010

Audit Fees (a)	388,813	337,183

Audit Related Fees (b)	0	0

Tax Fees (c)	90,675	74,400

All Other Fees (d)	0	0

	479,488	411,583

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2011 and 2010.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2011	2010

Audit Related Fees	151,944	153,644
Tax Fees	0	0

	151,944	153,644

The Audit Related fees for the years ended December 31, 2011 and 2010 were for a license for proprietary authoritative financial reporting and assurance literature library software, a surprise examination pursuant to Rule 204-2(b) and 206(4)-2, and a Type II SAS 70 pursuant to Rule 206. In 2010, were for 17Ad-13 internal control examinations and the license for proprietary authoritative financial report and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2011 and 2010.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2011 and 2010 were $90,675 and $74,400, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $151,944 and $153,644, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 24, 2012

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

February 24, 2012